                      STATEMENT OF ADDITIONAL INFORMATION

                    INDIVIDUAL FIXED AND VARIABLE DEFERRED

                               ANNUITY CONTRACT

                                   ISSUED BY

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                   METLIFE INVESTORS LIFE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2007, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2007.

SAI-COVAVA07

                   TABLE OF CONTENTS                   PAGE

                   COMPANY............................... 3

                   EXPERTS............................... 3

                   CUSTODIAN............................. 4

                   DISTRIBUTION.......................... 4

                   CALCULATION OF PERFORMANCE INFORMATION 4
                      Total Return....................... 4
                      Historical Unit Values............. 5
                      Reporting Agencies................. 5

                   ANNUITY PROVISIONS.................... 5
                      Variable Annuity................... 5
                      Fixed Annuity...................... 6
                      Annuity Unit Value................. 6
                      Net Investment Factor.............. 6
                      Mortality and Expense Guarantee.... 6

                   TAX STATUS OF THE CONTRACTS........... 6

                   FINANCIAL STATEMENTS.................. 8

COMPANY

MetLife Investors Insurance Company (MetLife Investors) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased MetLife Investors which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Life Insurance Services Company changed its name to MetLife Investors Insurance Company on February 12, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. MetLife is a leading provider of insurance and financial products and services to individual and group customers.

On December 31, 2002, MetLife entered into a net worth maintenance agreement with MetLife Investors. Under the agreement, MetLife agreed, without limitation as to the amount, to cause MetLife Investors to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels. MetLife and MetLife Investors entered into the agreement in part to enhance and maintain the financial strength of MetLife Investors as set forth in the agreement. Creditors of MetLife Investors (including its Policy Owners) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of MetLife Investors with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to MetLife Investors. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc., without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.

In addition, General American Life entered into a contingent reinsurance agreement with MetLife Investors. Under this agreement, in the event that MetLife Investors' statutory capital and surplus fall below certain levels, General American Life would assume as assumption reinsurance, subject to regulatory approvals and required consents, all of MetLife Investors' life insurance and annuity contracts. At December 31, 2006, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels.

The Company presently is licensed to do business in the District of Columbia and all states except Maine, New Hampshire, New York and Vermont.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

EXPERTS

The financial statements of the sub-accounts of MetLife Investors Variable Annuity Account One included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.

The financial statements of MetLife Investors Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts, as required by accounting guidance adopted on January 1, 2004), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

The consolidated financial statements of General American Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on December 31, 2006 and January 1, 2004, respectively), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.

CUSTODIAN

MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, California 92614 is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information -- Distribution of Contracts.") Additional information is provided below.

The contracts are not currently offered for sale.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. In December 2004 MetLife Investors Distribution Company, a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:

                                                              AGGREGATE
                                                              AMOUNT OF
                                   AGGREGATE                 COMMISSIONS
                                   AMOUNT OF                 RETAINED BY
                                  COMMISSIONS             DISTRIBUTOR AFTER
                                    PAID TO                  PAYMENTS TO
FISCAL YEAR                       DISTRIBUTOR               SELLING FIRMS
-----------                       -----------             -----------------
2004                              $80,238,318                    $0
2005                              $76,214,486                    $0
2006                              $92,747,340                    $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing and other expenses of distributing the contracts.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a 0.15% Administrative Expense Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

   P (1 + T)/n/ = ERV

Where:

   P  =  a hypothetical initial payment of $1,000

   T  =  average annual total return

   n  =  number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

(1)the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

(2)the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY UNIT VALUE

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET INVESTMENT FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

(a)the Accumulation Unit value as of the close of the current Valuation Period, by

(b)the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment portfolio will satisfy these diversification requirements. If investment portfolio shares are sold directly to either tax qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the investment portfolio may fail the diversification requirements of Section 817(h) of the Code. Failing such diversification requirements could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax adviser as to how these rules affect your contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, the Company and General American Life Insurance Company are included herein.

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

The financial statements of General American Life Insurance Company are included because for contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

                                 ANNUAL REPORT

                                      OF

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                                      OF
                      METLIFE INVESTORS INSURANCE COMPANY

                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
MetLife Investors Insurance Company and
Contract Owners of MetLife Investors Variable Annuity Account One

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Appendix A) comprising MetLife Investors Variable Annuity Account One (the "Separate Account") of MetLife Investors Insurance Company as of December 31, 2006, the related statements of operations for each of the periods in the year then ended, and the statements of changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Annuity Account One of MetLife Investors Insurance Company as of December 31, 2006, the results of their operations for each of the periods in the year then ended, and the changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 6, 2007

                                  APPENDIX A

             Lord Abbett Growth &       Russell Core Bond
               Income Sub-Account       Sub-Account
             Lord Abbett Bond           Russell Real Estate
               Debenture Sub-Account    Securities Sub-Account
             Van Kampen Mid-Cap Growth  AIM V.I. Capital
               Sub-Account              Appreciation Sub-Account
             Lord Abbett Mid-Cap Value  AIM V.I. International
               Sub-Account              Growth Sub-Account
             Lord Abbett America's      DWS Small Cap Growth
               Value Sub-Account        Sub-Account
             Met/Putnam Capital         DWS Government & Agency
               Opportunities            Securities Sub-Account
               Sub-Account              Investors Trust
             Oppenheimer Capital        Sub-Account
               Appreciation Sub-Account Davis Venture Value
             PIMCO Inflation Protected  Sub-Account
               Bond Sub-Account         Harris Oakmark Focused
             Legg Mason Aggressive      Value Sub-Account
               Growth Sub-Account       Jennison Growth
             PIMCO Total Return         Sub-Account
               Sub-Account              MFS Investors Trust
             RCM Global Technology      Sub-Account
               Sub-Account              MFS Total Return
             T. Rowe Price Mid Cap      Sub-Account
               Growth Sub-Account       Capital Guardian U.S.
             MFS Research               Equity Sub-Account
               International            FI International Stock
               Sub-Account              Sub-Account
             Met/AIM Small Cap Growth   BlackRock Money Market
               Sub-Account              Sub-Account
             Lazard Mid Cap Sub-Account MetLife Stock Index
             Harris Oakmark             Sub-Account
               International            BlackRock Bond Income
               Sub-Account              Sub-Account
             Third Avenue Small Cap     BlackRock Strategic Value
               Value Sub-Account        Sub-Account
             Neuberger Berman Real      Franklin Templeton Small
               Estate Sub-Account       Cap Sub-Account
             Turner Mid-Cap Growth      Western Asset Management
               Sub-Account              Strategic Bond
             Goldman Sachs Mid-Cap      Opportunities Sub-Account
               Value Sub-Account        Western Asset Management
             MetLife Defensive          U.S.
               Strategy Sub-Account     Government Sub-Account
             MetLife Moderate Strategy  T. Rowe Price Small Cap
               Sub-Account              Growth Sub-Account
             MetLife Balanced Strategy  T. Rowe Price Large Cap
               Sub-Account              Growth Sub-Account
             MetLife Growth Strategy    Oppenheimer Global Equity
               Sub-Account              Sub-Account
             MetLife Aggressive         Putnam Growth and Income
               Strategy Sub-Account     Sub-Account
             VanKampen ComStock         Putnam Vista Sub-Account
               Sub-Account              Putnam Equity Income Fund
             Cyclical Growth ETF        Sub-Account
               Sub-Account              Templeton Growth
             Cyclical Growth and        Securities Sub-Account
               Income ETF Sub-Account   Templeton Foreign
             Legg Mason Value Equity    Securities Fund
               Sub-Account              Sub-Account
             Met/AIM Cap Appreciation   Templeton Developing
               Sub-Account              Markets Securities
             Pioneer Fund Sub-Account   Fund Sub-Account
             Pioneer Mid- Cap Value     Fidelity Growth
               Sub-Account              Opportunities Sub-Account
             Pioneer Strategic Income   Fidelity Equity Income
               Sub-Account              Sub-Account
             MFS Emerging Markets       PIMCO High Yield
               Equity Sub-Account       Sub-Account
             Loomis Sayles Global       PIMCO Low Duaration
               Markets Sub-Account      Sub-Account
             Strategic Growth and       PIMCO StockPLUS Growth &
               Income Sub-Account       Income Sub-Account
             Strategic Conservative     PIMCO Total Return Bond
               Growth Sub-Account       Sub-Account
             Strategic Growth           American Fund Global
               Sub-Account              Growth Sub-Account
             Russell Multi-Style
               Equity Sub-Account
             Russell Aggressive Equity
               Sub-Account
             Russell Non-U.S.
               Sub-Account

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                     LORD ABBETT      LORD ABBETT
                                                   GROWTH & INCOME   BOND DEBENTURE
                                                     SUB-ACCOUNT      SUB-ACCOUNT
                                                   ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth & Income Portfolio
 42,828,634 shares; cost $1,000,056,140........... $  1,254,308,814 $             --
Lord Abbett Bond Debenture Portfolio
 24,730,220 shares; cost $293,570,014.............               --      307,961,525
Van Kampen Mid-Cap Growth Portfolio
 5,506,224 shares; cost $46,928,733...............               --               --
Lord Abbett Mid-Cap Value Portfolio
 13,463,981 shares; cost $243,036,529.............               --               --
Lord Abbett America's Value Portfolio
 5,537,068 shares; cost $73,517,621...............               --               --
Met/Putnam Capital Opportunities Portfolio
 2,515,789 shares; cost $32,553,188...............               --               --
Oppenheimer Capital Appreciation Portfolio
 15,455,026 shares; cost $127,526,991.............               --               --
PIMCO Inflation Protected Bond Portfolio
 6,407,326 shares; cost $67,687,749...............               --               --
Legg Mason Aggressive Growth Portfolio
 13,608,727 shares; cost $95,389,723..............               --               --
PIMCO Total Return Portfolio
 27,962,886 shares; cost $318,765,891.............               --               --
RCM Global Technology Portfolio
 2,033,712 shares; cost $8,967,811................               --               --
T. Rowe Price Mid Cap Growth Portfolio
 12,498,039 shares; cost $86,907,184..............               --               --
MFS Research International Portfolio
 15,601,225 shares; cost $170,346,151.............               --               --
Met/AIM Small Cap Growth Portfolio
 6,226,186 shares; cost $75,525,558...............               --               --
Lazard Mid Cap Portfolio
 2,366,087 shares; cost $30,031,746...............               --               --
Harris Oakmark International Portfolio
 5,936,462 shares; cost $82,746,566...............               --               --
Third Avenue Small Cap Value Portfolio
 5,739,066 shares; cost $78,633,006...............               --               --
Neuberger Berman Real Estate Portfolio
 4,413,067 shares; cost $56,559,980...............               --               --
                                                   ---------------- ----------------
Total Investments.................................    1,254,308,814      307,961,525
Due from MetLife Investors Insurance Company......            5,054           10,861
                                                   ---------------- ----------------
Total Assets......................................    1,254,313,868      307,972,386
LIABILITIES:
Due to MetLife Investors Insurance Company........               --               --
                                                   ---------------- ----------------
NET ASSETS........................................ $  1,254,313,868 $    307,972,386
                                                   ================ ================
Outstanding Units.................................       22,197,014       16,590,983
Unit Fair Values.................................. $16.65 to $62.97 $13.37 to $19.63

  The accompanying notes are an integral part of these financial statements.

   VAN KAMPEN        LORD ABBETT       LORD ABBETT         MET/PUTNAM           OPPENHEIMER       PIMCO INFLATION
 MID-CAP GROWTH     MID-CAP VALUE    AMERICA'S VALUE  CAPITAL OPPORTUNITIES CAPITAL APPRECIATION  PROTECTED BOND
  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
----------------  ----------------  ----------------  --------------------- -------------------- ----------------
$             --  $             --  $             --     $            --      $            --    $             --
              --                --                --                  --                   --                  --
      56,740,451                --                --                  --                   --                  --
              --       304,617,024                --                  --                   --                  --
              --                --        86,156,782                  --                   --                  --
              --                --                --          38,262,758                   --                  --
              --                --                --                  --          142,383,042                  --
              --                --                --                  --                   --          64,649,923
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
              --                --                --                  --                   --                  --
----------------  ----------------  ----------------     ---------------      ---------------    ----------------
      56,740,451       304,617,024        86,156,782          38,262,758          142,383,042          64,649,923
              --                --                --                   1                    2                  --
----------------  ----------------  ----------------     ---------------      ---------------    ----------------
      56,740,451       304,617,024        86,156,782          38,262,759          142,383,044          64,649,923
              (2)               (9)               (2)                 --                   --                  (3)
----------------  ----------------  ----------------     ---------------      ---------------    ----------------
$     56,740,449  $    304,617,015  $     86,156,780     $    38,262,759      $   142,383,044    $     64,649,920
================  ================  ================     ===============      ===============    ================
       5,207,161        10,813,416         5,264,244           1,916,921           15,156,483           5,893,926
$10.44 to $11.26  $26.44 to $29.45  $15.86 to $16.54     $9.59 to $20.65      $8.75 to $11.27    $10.72 to $11.14

   LEGG MASON
AGGRESSIVE GROWTH
   SUB-ACCOUNT
-----------------
 $            --
              --
              --
              --
              --
              --
              --
              --
     108,846,059
              --
              --
              --
              --
              --
              --
              --
              --
              --
 ---------------
     108,846,059
              --
 ---------------
     108,846,059
              --
 ---------------
 $   108,846,059
 ===============
      13,441,619
 $7.44 to $10.77

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                       PIMCO         RCM GLOBAL
                                                                    TOTAL RETURN     TECHNOLOGY
                                                                    SUB-ACCOUNT      SUB-ACCOUNT
                                                                  ---------------- --------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED):
Lord Abbett Growth & Income Portfolio
 42,828,634 shares; cost $1,000,056,140.......................... $             -- $           --
Lord Abbett Bond Debenture Portfolio
 24,730,220 shares; cost $293,570,014............................               --             --
Van Kampen Mid-Cap Growth Portfolio
 5,506,224 shares; cost $46,928,733..............................               --             --
Lord Abbett Mid-Cap Value Portfolio
 13,463,981 shares; cost $243,036,529............................               --             --
Lord Abbett America's Value Portfolio
 5,537,068 shares; cost $73,517,621..............................               --             --
Met/Putnam Capital Opportunities Portfolio
 2,515,789 shares; cost $32,553,188..............................               --             --
Oppenheimer Capital Appreciation Portfolio
 15,455,026 shares; cost $127,526,991............................               --             --
PIMCO Inflation Protected Bond Portfolio
 6,407,326 shares; cost $67,687,749..............................               --             --
Legg Mason Aggressive Growth Portfolio
 13,608,727 shares; cost $95,389,723.............................               --             --
PIMCO Total Return Portfolio
 27,962,886 shares; cost $318,765,891............................      327,611,957             --
RCM Global Technology Portfolio
 2,033,712 shares; cost $8,967,811...............................               --     10,819,348
T. Rowe Price Mid Cap Growth Portfolio
 12,498,039 shares; cost $86,907,184.............................               --             --
MFS Research International Portfolio
 15,601,225 shares; cost $170,346,151............................               --             --
Met/AIM Small Cap Growth Portfolio
 6,226,186 shares; cost $75,525,558..............................               --             --
Lazard Mid Cap Portfolio
 2,366,087 shares; cost $30,031,746..............................               --             --
Harris Oakmark International Portfolio
 5,936,462 shares; cost $82,746,566..............................               --             --
Third Avenue Small Cap Value Portfolio
 5,739,066 shares; cost $78,633,006..............................               --             --
Neuberger Berman Real Estate Portfolio
 4,413,067 shares; cost $56,559,980..............................               --             --
                                                                  ---------------- --------------
Total Investments................................................      327,611,957     10,819,348
Due from MetLife Investors Insurance Company.....................              176             --
                                                                  ---------------- --------------
Total Assets.....................................................      327,612,133     10,819,348
LIABILITIES:
Due to MetLife Investors Insurance Company.......................               --             (1)
                                                                  ---------------- --------------
NET ASSETS....................................................... $    327,612,133 $   10,819,347
                                                                  ================ ==============
Outstanding Units................................................       26,133,024      2,231,169
Unit Fair Values................................................. $12.00 to $13.17 $4.71 to $4.95

  The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE            MFS               MET/AIM                              HARRIS          THIRD AVENUE
MID CAP GROWTH  RESEARCH INTERNATIONAL SMALL CAP GROWTH  LAZARD MID CAP  OAKMARK INTERNATIONAL SMALL CAP VALUE
 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
--------------  ---------------------- ---------------- ---------------- --------------------- ----------------
$           --     $             --    $            --  $             --   $             --    $             --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
            --                   --                 --                --                 --                  --
   107,929,920                   --                 --                --                 --                  --
            --          233,658,070                 --                --                 --                  --
            --                   --         83,414,428                --                 --                  --
            --                   --                 --        32,320,745                 --                  --
            --                   --                 --                --        112,021,041                  --
            --                   --                 --                --                 --          99,987,762
            --                   --                 --                --                 --                  --
--------------     ----------------    ---------------  ----------------   ----------------    ----------------
   107,929,920          233,658,070         83,414,428        32,320,745        112,021,041          99,987,762
            --                  582                324                --                 --                  --
--------------     ----------------    ---------------  ----------------   ----------------    ----------------
   107,929,920          233,658,652         83,414,752        32,320,745        112,021,041          99,987,762
            (1)                  --                 --                --                 (5)                 --
--------------     ----------------    ---------------  ----------------   ----------------    ----------------
$  107,929,919     $    233,658,652    $    83,414,752  $     32,320,745   $    112,021,036    $     99,987,762
==============     ================    ===============  ================   ================    ================
    12,903,767           13,357,797          5,984,113         2,006,766          5,683,024           5,547,538
$8.04 to $8.75     $15.31 to $23.06    $8.37 to $14.69  $15.64 to $16.41   $19.13 to $20.07    $17.49 to $20.21

    NEUBERGER
BERMAN REAL ESTATE
   SUB-ACCOUNT
------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
       79,745,323
 ----------------
       79,745,323
                1
 ----------------
       79,745,324
               --
 ----------------
 $     79,745,324
 ================
        3,924,423
 $18.97 to $28.41

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                       TURNER        GOLDMAN SACHS
                                                                   MID-CAP GROWTH    MID-CAP VALUE
                                                                    SUB-ACCOUNT       SUB-ACCOUNT
                                                                  ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED):
Turner Mid-Cap Growth Portfolio
 987,887 shares; cost $10,293,353................................ $     12,526,407 $             --
Goldman Sachs Mid-Cap Value Portfolio
 2,648,578 shares; cost $32,992,577..............................               --       38,139,526
MetLife Defensive Strategy Portfolio
 8,251,434 shares; cost $84,424,507..............................               --               --
MetLife Moderate Strategy Portfolio
 27,330,713 shares; cost $283,490,568............................               --               --
MetLife Balanced Strategy Portfolio
 74,256,489 shares; cost $782,504,516............................               --               --
MetLife Growth Strategy Portfolio
 76,638,446 shares; cost $836,278,272............................               --               --
MetLife Aggressive Strategy Portfolio
 11,696,468 shares; cost $128,212,414............................               --               --
Van Kampen Comstock Portfolio
 6,864,168 shares; cost $72,446,775..............................               --               --
Cyclical Growth ETF Portfolio
 2,448,196 shares; cost $25,777,558..............................               --               --
Cyclical Growth and Income ETF Portfolio
 2,298,333 shares; cost $24,091,850..............................               --               --
Legg Mason Value Equity Portfolio
 3,609,499 shares; cost $38,029,063..............................               --               --
Met/AIM Capital Appreciation
 9,155 shares; cost $103,079.....................................               --               --
Pioneer Fund Portfolio
 25,571 shares; cost $360,598....................................               --               --
Pioneer Mid Cap Value Portfolio
 6,380 shares; cost $73,079......................................               --               --
Pioneer Strategic Income Portfolio
 38,451 shares; cost $375,202....................................               --               --
MFS Emerging Markets Equity Portfolio
 1,157,989 shares; cost $11,013,008..............................               --               --
Loomis Sayles Global Markets Portfolio
 35,113 shares; cost $331,802....................................               --               --
Strategic Growth and Income Portfolio
 9,403,268 shares; cost $96,362,037..............................               --               --
                                                                  ---------------- ----------------
Total Investments................................................       12,526,407       38,139,526
Due from MetLife Investors Insurance Company.....................               --               --
                                                                  ---------------- ----------------
Total Assets.....................................................       12,526,407       38,139,526
LIABILITIES:
Due to MetLife Investors Insurance Company.......................               --               (3)
                                                                  ---------------- ----------------
NET ASSETS....................................................... $     12,526,407 $     38,139,523
                                                                  ================ ================
Outstanding Units................................................          989,402        2,536,265
Unit Fair Values................................................. $12.45 to $12.96 $14.78 to $15.38

  The accompanying notes are an integral part of these financial statements.

     METLIFE            METLIFE           METLIFE          METLIFE            METLIFE          VAN KAMPEN         CYCLICAL
DEFENSIVE STRATEGY MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY  AGGRESSIVE STRATEGY     COMSTOCK         GROWTH ETF
   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
------------------ ----------------- ----------------- ---------------- ------------------- ----------------  ----------------
 $             --  $             --  $             --  $             --  $             --   $             --  $             --
               --                --                --                --                --                 --                --
       91,508,407                --                --                --                --                 --                --
               --       315,943,048                --                --                --                 --                --
               --                --       902,216,344                --                --                 --                --
               --                --                --       986,336,801                --                 --                --
               --                --                --                --       154,159,455                 --                --
               --                --                --                --                --         81,752,240                --
               --                --                --                --                --                 --        27,884,956
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
               --                --                --                --                --                 --                --
 ----------------  ----------------  ----------------  ----------------  ----------------   ----------------  ----------------
       91,508,407       315,943,048       902,216,344       986,336,801       154,159,455         81,752,240        27,884,956
               --                --                --                 1                --                 --                --
 ----------------  ----------------  ----------------  ----------------  ----------------   ----------------  ----------------
       91,508,407       315,943,048       902,216,344       986,336,802       154,159,455         81,752,240        27,884,956
               (2)               (2)               (1)               --                --                 (3)               (1)
 ----------------  ----------------  ----------------  ----------------  ----------------   ----------------  ----------------
 $     91,508,405  $    315,943,046  $    902,216,343  $    986,336,802  $    154,159,455   $     81,752,237  $     27,884,955
 ================  ================  ================  ================  ================   ================  ================
        8,262,424        27,420,828        74,894,089        77,651,335        11,904,491          6,796,669         2,443,105
 $10.93 to $11.32  $11.37 to $11.77  $11.88 to $12.30  $12.53 to $12.97  $12.78 to $13.23   $11.80 to $12.12  $11.34 to $11.43

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                       CYCLICAL          LEGG MASON
                                                                  GROWTH & INCOME ETF   VALUE EQUITY
                                                                      SUB-ACCOUNT       SUB-ACCOUNT
                                                                  ------------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED):
Turner Mid-Cap Growth Portfolio
 987,887 shares; cost $10,293,353................................  $             --   $             --
Goldman Sachs Mid-Cap Value Portfolio
 2,648,578 shares; cost $32,992,577..............................                --                 --
MetLife Defensive Strategy Portfolio
 8,251,434 shares; cost $84,424,507..............................                --                 --
MetLife Moderate Strategy Portfolio
 27,330,713 shares; cost $283,490,568............................                --                 --
MetLife Balanced Strategy Portfolio
 74,256,489 shares; cost $782,504,516............................                --                 --
MetLife Growth Strategy Portfolio
 76,638,446 shares; cost $836,278,272............................                --                 --
MetLife Aggressive Strategy Portfolio
 11,696,468 shares; cost $128,212,414............................                --                 --
Van Kampen Comstock Portfolio
 6,864,168 shares; cost $72,446,775..............................                --                 --
Cyclical Growth ETF Portfolio
 2,448,196 shares; cost $25,777,558..............................                --                 --
Cyclical Growth and Income ETF Portfolio
 2,298,333 shares; cost $24,091,850..............................        25,580,451                 --
Legg Mason Value Equity Portfolio
 3,609,499 shares; cost $38,029,063..............................                --         40,209,814
Met/AIM Capital Appreciation
 9,155 shares; cost $103,079.....................................                --                 --
Pioneer Fund Portfolio
 25,571 shares; cost $360,598....................................                --                 --
Pioneer Mid Cap Value Portfolio
 6,380 shares; cost $73,079......................................                --                 --
Pioneer Strategic Income Portfolio
 38,451 shares; cost $375,202....................................                --                 --
MFS Emerging Markets Equity Portfolio
 1,157,989 shares; cost $11,013,008..............................                --                 --
Loomis Sayles Global Markets Portfolio
 35,113 shares; cost $331,802....................................                --                 --
Strategic Growth and Income Portfolio
 9,403,268 shares; cost $96,362,037..............................                --                 --
                                                                   ----------------   ----------------
Total Investments................................................        25,580,451         40,209,814
Due from MetLife Investors Insurance Company.....................                --                 --
                                                                   ----------------   ----------------
Total Assets.....................................................        25,580,451         40,209,814
LIABILITIES:
Due to MetLife Investors Insurance Company.......................                --                 (2)
                                                                   ----------------   ----------------
NET ASSETS.......................................................  $     25,580,451   $     40,209,812
                                                                   ================   ================
Outstanding Units................................................         2,292,596          3,604,696
Unit Fair Values.................................................  $11.09 to $11.17   $11.05 to $11.25

  The accompanying notes are an integral part of these financial statements.

    MET/AIM                                                               MFS            LOOMIS
    CAPITAL          PIONEER          PIONEER          PIONEER          EMERGING      SAYLES GLOBAL       STRATEGIC
  APPRECIATION        FUND         MID CAP VALUE   STRATEGIC INCOME  MARKETS EQUITY      MARKETS      GROWTH AND INCOME
  SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- -----------------
$             -- $             -- $             -- $             -- $             -- $             -- $             --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
              --               --               --               --               --               --               --
          99,153               --               --               --               --               --               --
              --          374,110               --               --               --               --               --
              --               --           76,181               --               --               --               --
              --               --               --          363,744               --               --               --
              --               --               --               --       12,147,300               --               --
              --               --               --               --               --          363,073               --
              --               --               --               --               --               --       96,571,566
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          99,153          374,110           76,181          363,744       12,147,300          363,073       96,571,566
              --               --                1                1               --               --               --
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
          99,153          374,110           76,182          363,745       12,147,300          363,073       96,571,566
              --               --               --               --               --               --               (1)
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
$         99,153 $        374,110 $         76,182 $        363,745 $     12,147,300 $        363,073 $     96,571,565
================ ================ ================ ================ ================ ================ ================
           6,735           18,039            6,262           18,435        1,163,479           35,233        9,468,531
$13.96 to $14.94 $18.46 to $21.42 $11.97 to $12.21 $18.05 to $20.43 $10.41 to $10.49 $10.27 to $10.35 $10.19 to $10.26

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006


                                                                       STRATEGIC
                                                                  CONSERVATIVE GROWTH STRATEGIC GROWTH
                                                                      SUB-ACCOUNT       SUB-ACCOUNT
                                                                  ------------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED):
Strategic Conservative Growth Portfolio
 10,291,140 shares; cost $105,760,989............................  $    106,307,471   $             --
Strategic Growth Portfolio
 6,939,917 shares; cost $71,980,034..............................                --         72,244,539
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 1,612,551 shares; cost $23,017,611..............................                --                 --
Russell Aggressive Equity Portfolio
 365,562 shares; cost $4,799,875.................................                --                 --
Russell Non-U.S. Portfolio
 758,911 shares; cost $8,461,016.................................                --                 --
Russell Core Bond Portfolio
 1,514,232 shares; cost $15,534,194..............................                --                 --
Russell Real Estate Securities Portfolio
 150,720 shares; cost $2,220,172.................................                --                 --
AIM VARIABLE INVESTORS FUNDS, INC. ("AIM FUNDS"):
AIM V.I. Capital Appreciation Portfolio
 781,468 shares; cost $23,086,991................................                --                 --
AIM V.I. International Growth Portfolio
 559,714 shares; cost $11,656,200................................                --                 --
DWS VARIABLE SERIES VIP ("DWS FUND"):
DWS Small Cap Growth Portfolio
 97,996 shares; cost $1,570,967..................................                --                 --
DWS Government & Agency Securities Portfolio
 107,610 shares; cost $1,300,011.................................                --                 --
MFS VARIABLE INSURANCE TRUST ("MFS FUND")
Investors Trust Portfolio
 524,348 shares; cost $8,610,091.................................                --                 --
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Davis Venture Value Portfolio
 9,565,947 shares; cost $249,647,363.............................                --                 --
Harris Oakmark Focused Value Portfolio
 335,926 shares; cost $73,720,321................................                --                 --
Jennison Growth Portfolio
 6,657,428 shares; cost $69,567,654..............................                --                 --
MFS Total Return Portfolio
 541,116 shares; cost $75,278,698................................                --                 --
                                                                   ----------------   ----------------
Total Investments................................................       106,307,471         72,244,539
Due from MetLife Investors Insurance Company.....................                --                 --
                                                                   ----------------   ----------------
Total Assets.....................................................       106,307,471         72,244,539
LIABILITIES:
Due to MetLife Investors Insurance Company.......................                --                 (1)
                                                                   ----------------   ----------------
NET ASSETS.......................................................  $    106,307,471   $     72,244,538
                                                                   ================   ================
Outstanding Units................................................        10,385,745          7,005,283
Unit Fair Values.................................................  $10.23 to $10.33   $10.31 to $10.40

  The accompanying notes are an integral part of these financial statements.

     RUSSELL            RUSSELL        RUSSELL     RUSSELL          RUSSELL
MULTI-STYLE EQUITY AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  REAL ESTATE SECURITIES
   SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
------------------ ----------------- ----------- ----------- ----------------------
   $        --        $       --     $        -- $        --       $       --
            --                --              --          --               --
    24,075,388                --              --          --               --
            --         5,282,369              --          --               --
            --                --      11,391,245          --               --
            --                --              --  15,354,315               --
            --                --              --          --        3,216,372
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
            --                --              --          --               --
   -----------        ----------     ----------- -----------       ----------
    24,075,388         5,282,369      11,391,245  15,354,315        3,216,372
            --                 1              --           1                1
   -----------        ----------     ----------- -----------       ----------
    24,075,388         5,282,370      11,391,245  15,354,316        3,216,373
            (2)               --              --          --               --
   -----------        ----------     ----------- -----------       ----------
   $24,075,386        $5,282,370     $11,391,245 $15,354,316       $3,216,373
   ===========        ==========     =========== ===========       ==========
     1,829,723           349,188         656,427   1,079,274           93,434
   $     13.16        $    15.13     $     17.35 $     14.23       $    34.42

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006


                                                                        AIM V.I.             AIM V.I.
                                                                  CAPITAL APPRECIATION INTERNATIONAL GROWTH
                                                                      SUB-ACCOUNT          SUB-ACCOUNT
                                                                  -------------------- --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED):
Strategic Conservative Growth Portfolio
 10,291,140 shares; cost $105,760,989............................   $            --      $             --
Strategic Growth Portfolio
 6,939,917 shares; cost $71,980,034..............................                --                    --
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 1,612,551 shares; cost $23,017,611..............................                --                    --
Russell Aggressive Equity Portfolio
 365,562 shares; cost $4,799,875.................................                --                    --
Russell Non-U.S. Portfolio
 758,911 shares; cost $8,461,016.................................                --                    --
Russell Core Bond Portfolio
 1,514,232 shares; cost $15,534,194..............................                --                    --
Russell Real Estate Securities Portfolio
 150,720 shares; cost $2,220,172.................................                --                    --
AIM VARIABLE INVESTORS FUNDS, INC. ("AIM FUNDS"):
AIM V.I. Capital Appreciation Portfolio
 781,468 shares; cost $23,086,991................................        20,478,782                    --
AIM V.I. International Growth Portfolio
 559,714 shares; cost $11,656,200................................                --            16,392,229
DWS VARIABLE SERIES VIP ("DWS FUND"):
DWS Small Cap Growth Portfolio
 97,996 shares; cost $1,570,967..................................                --                    --
DWS Government & Agency Securities Portfolio
 107,610 shares; cost $1,300,011.................................                --                    --
MFS VARIABLE INSURANCE TRUST ("MFS FUND")
Investors Trust Portfolio
 524,348 shares; cost $8,610,091.................................                --                    --
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Davis Venture Value Portfolio
 9,565,947 shares; cost $249,647,363.............................                --                    --
Harris Oakmark Focused Value Portfolio
 335,926 shares; cost $73,720,321................................                --                    --
Jennison Growth Portfolio
 6,657,428 shares; cost $69,567,654..............................                --                    --
MFS Total Return Portfolio
 541,116 shares; cost $75,278,698................................                --                    --
                                                                    ---------------      ----------------
Total Investments................................................        20,478,782            16,392,229
Due from MetLife Investors Insurance Company.....................             1,330                 1,705
                                                                    ---------------      ----------------
Total Assets.....................................................        20,480,112            16,393,934
LIABILITIES:
Due to MetLife Investors Insurance Company.......................                --                    --
                                                                    ---------------      ----------------
NET ASSETS                                                          $    20,480,112      $     16,393,934
                                                                    ===============      ================
Outstanding Units................................................         1,706,952               855,393
Unit Fair Values.................................................   $6.90 to $23.85      $11.69 to $26.70

  The accompanying notes are an integral part of these financial statements.

      DWS                     DWS                                       DAVIS        HARRIS OAKMARK      JENNISON
SMALL CAP GROWTH GOVERNMENT & AGENCY SECURITIES  INVESTORS TRUST    VENTURE VALUE    FOCUSED VALUE        GROWTH
  SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
---------------- ------------------------------ ----------------  ----------------  ----------------  ---------------
 $           --         $             --        $             --  $             --  $             --  $            --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
             --                       --                      --                --                --               --
      1,390,556                       --                      --                --                --               --
             --                1,321,448                      --                --                --               --
             --                       --              11,310,195                --                --               --
             --                       --                      --       334,265,046                --               --
             --                       --                      --                --        88,607,306               --
             --                       --                      --                --                --       84,084,944
             --                       --                      --                --                --               --
 --------------         ----------------        ----------------  ----------------  ----------------  ---------------
      1,390,556                1,321,448              11,310,195       334,265,046        88,607,306       84,084,944
             --                       --                      --                --                --                4
 --------------         ----------------        ----------------  ----------------  ----------------  ---------------
      1,390,556                1,321,448              11,310,195       334,265,046        88,607,306       84,084,948

             --                       --                      (1)               (4)              (12)              --
 --------------         ----------------        ----------------  ----------------  ----------------  ---------------
 $    1,390,556         $      1,321,448        $     11,310,194  $    334,265,042  $     88,607,294  $    84,084,948
 ==============         ================        ================  ================  ================  ===============
        140,716                   94,778                 917,659        21,712,702         4,979,605        7,501,567
 $9.67 to $9.89         $13.67 to $13.98        $12.14 to $12.42  $13.94 to $41.15  $17.28 to $18.16  $4.96 to $13.84

      MFS
  TOTAL RETURN
  SUB-ACCOUNT
----------------
$             --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
      83,918,506
----------------
      83,918,506
              --
----------------
      83,918,506

              (4)
----------------
$     83,918,502
================
       3,537,012
$12.63 to $50.86

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006


                                                                    CAPITAL GUARDIAN         FI
                                                                       US EQUITY     INTERNATIONAL STOCK
                                                                      SUB-ACCOUNT        SUB-ACCOUNT
                                                                    ---------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND") -- (CONTINUED)
Capital Guardian U.S. Equity Portfolio
 12,802,765 shares; cost $140,512,453.............................. $    169,757,702  $             --
Fl International Stock Portfolio
 786,083 shares; cost $7,991,808...................................               --        12,031,861
BlackRock Money Market Portfolio
 912,352 shares; cost $91,235,149..................................               --                --
MetLife Stock Index Portfolio
 1,124,804 shares; cost $35,199,813................................               --                --
BlackRock Bond Income Portfolio
 337,175 shares; cost $36,097,212..................................               --                --
BlackRock Strategic Value Portfolio
 171,390 shares; cost $2,963,218...................................               --                --
Franklin Templeton Small Cap Growth Portfolio
 1,920,310 shares; cost $19,650,896................................               --                --
Western Asset Management Strategic Bond Opportunities Portfolio
 490,834 shares; cost $6,040,114...................................               --                --
Western Asset Management U.S. Government Portfolio
 87,227 shares; cost $1,052,713....................................               --                --
T. Rowe Price Small Cap Growth Portfolio
 710,991 shares; cost $9,192,210...................................               --                --
T. Rowe Price Large Cap Growth Portfolio
 7,545,716 shares; cost $103,484, 214..............................               --                --
Oppenheimer Global Equity Portfolio
 1,019,801 shares; cost $15,493,763................................               --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 707,956 shares; cost $17,783,374..................................               --                --
Putnam Vista Portfolio
 339,180 shares; cost $5,276,474...................................               --                --
Putnam Equity Income Portfolio
 2,521,262 shares; cost $33,454,967................................               --                --
FRANKLIN TEMPLETON VARIABLE INVESTORS PRODUCTS ("TEMPLETON FUND"):
Templeton Growth Securities Portfolio
 685,918 shares; cost $9,321,129...................................               --                --
Templeton Foreign Securities Portfolio
 3,610,939 shares; cost $48,722,008................................               --                --
Templeton Developing Markets Securities Portfolio
 3,539,342 shares; cost $23,846,495................................               --                --
                                                                    ----------------  ----------------
Total Investments..................................................      169,757,702        12,031,861
Due from MetLife Investors Insurance Company.......................              363                --
                                                                    ----------------  ----------------
Total Assets.......................................................      169,758,065        12,031,861
LIABILITIES:
Due to MetLife Investors Insurance Company.........................               --                (1)
                                                                    ----------------  ----------------
NET ASSETS......................................................... $    169,758,065  $     12,031,860
                                                                    ================  ================
Outstanding Units..................................................       13,080,267           632,428
Unit Fair Values................................................... $12.54 to $13.31  $11.79 to $19.91

  The accompanying notes are an integral part of these financial statements.

  BLACKROCK         METLIFE      BLACKROCK BOND       BLACKROCK     FRANKLIN TEMPLETON   WESTERN ASSET MANAGEMENT
 MONEY MARKET     STOCK INDEX        INCOME        STRATEGIC VALUE   SMALL CAP GROWTH  STRATEGIC BOND OPPORTUNITIES
 SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT             SUB-ACCOUNT
--------------- --------------- ----------------  ----------------  ------------------ ----------------------------
$            -- $            -- $             --  $             --   $             --        $             --
             --              --               --                --                 --                      --
     91,235,149              --               --                --                 --                      --
             --      39,811,548               --                --                 --                      --
             --              --       36,289,495                --                 --                      --
             --              --               --         3,001,031                 --                      --
             --              --               --                --         20,720,144                      --
             --              --               --                --                 --               6,154,850
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
             --              --               --                --                 --                      --
--------------- --------------- ----------------  ----------------   ----------------        ----------------
     91,235,149      39,811,548       36,289,495         3,001,031         20,720,144               6,154,850
            563               1               --                --                 --                      --
--------------- --------------- ----------------  ----------------   ----------------        ----------------
     91,235,712      39,811,549       36,289,495         3,001,031         20,720,144               6,154,850
             --              --               (8)               (2)                (2)                     --
--------------- --------------- ----------------  ----------------   ----------------        ----------------
$    91,235,712 $    39,811,549 $     36,289,487  $      3,001,029   $     20,720,142        $      6,154,850
=============== =============== ================  ================   ================        ================
      8,885,438       3,050,585          772,347           141,367          1,914,092                 298,802
$9.91 to $10.78 $9.93 to $13.34 $41.29 to $54.01  $20.65 to $22.25   $10.56 to $11.01        $19.46 to $22.38

WESTERN ASSET MANAGEMENT
     US GOVERNMENT
      SUB-ACCOUNT
------------------------
    $             --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
           1,068,532
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
                  --
    ----------------
           1,068,532
                  --
    ----------------
           1,068,532
                  --
    ----------------
    $      1,068,532
    ================
              69,720
    $14.41 to $17.30

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                     T. ROWE PRICE    T. ROWE PRICE
                                                                    SMALL CAP GROWTH LARGE CAP GROWTH
                                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                                    ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND") -- (CONTINUED)
Capital Guardian U.S. Equity Portfolio
 12,802,765 shares; cost $140,512,453.............................. $             -- $             --
Fl International Stock Portfolio
 786,083 shares; cost $7,991,808...................................               --               --
BlackRock Money Market Portfolio
 912,352 shares; cost $91,235,149..................................               --               --
MetLife Stock Index Portfolio
 1,124,804 shares; cost $35,199,813................................               --               --
BlackRock Bond Income Portfolio
 337,175 shares; cost $36,097,212..................................               --               --
BlackRock Strategic Value Portfolio
 171,390 shares; cost $2,963,218...................................               --               --
Franklin Templeton Small Cap Growth Portfolio
 1,920,310 shares; cost $19,650,896................................               --               --
Western Asset Management Strategic Bond Opportunities Portfolio
 490,834 shares; cost $6,040,114...................................               --               --
Western Asset Management U.S. Government Portfolio
 87,227 shares; cost $1,052,713....................................               --               --
T. Rowe Price Small Cap Growth Portfolio
 710,991 shares; cost $9,192,210...................................       11,048,947               --
T. Rowe Price Large Cap Growth Portfolio
 7,545,716 shares; cost $103,484,214...............................               --      114,700,033
Oppenheimer Global Equity Portfolio
 1,019,801 shares; cost $15,493,763................................               --               --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 707,956 shares; cost $17,783,374..................................               --               --
Putnam Vista Portfolio
 339,180 shares; cost $5,276,474...................................               --               --
Putnam Equity Income Portfolio
 2,521,262 shares; cost $33,454,967................................               --               --
FRANKLIN TEMPLETON VARIABLE INVESTORS PRODUCTS ("TEMPLETON FUND"):
Templeton Growth Securities Portfolio
 685,918 shares; cost $9,321,129...................................               --               --
Templeton Foreign Securities Portfolio
 3,610,939 shares; cost $48,722,008................................               --               --
Templeton Developing Markets Securities Portfolio
 3,539,342 shares; cost $23,846,495................................               --               --
                                                                    ---------------- ----------------
Total Investments..................................................       11,048,947      114,700,033
Due from MetLife Investors Insurance Company.......................            1,679            3,734
                                                                    ---------------- ----------------
Total Assets.......................................................       11,050,626      114,703,767
LIABILITIES:
Due to MetLife Investors Insurance Company.........................               --               --
                                                                    ---------------- ----------------
NET ASSETS......................................................... $     11,050,626 $    114,703,767
                                                                    ================ ================
Outstanding Units..................................................          746,463        8,132,948
Unit Fair Values................................................... $14.02 to $15.83 $13.56 to $15.02

  The accompanying notes are an integral part of these financial statements.

  OPPENHEIMER         PUTNAM                            PUTNAM           TEMPLETON         TEMPLETON      TEMPLETON DEVELOPING
 GLOBAL EQUITY    GROWTH & INCOME    PUTNAM VISTA    EQUITY INCOME   GROWTH SECURITIES FOREIGN SECURITIES  MARKETS SECURITIES
  SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
---------------- ----------------  ---------------- ---------------- ----------------- ------------------ --------------------
---------------- ----------------  ---------------- ---------------- ----------------   ----------------    ----------------
$             -- $             --  $             -- $             -- $             --   $             --    $             --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --               --                 --                  --
              --               --                --               --                                  --                  --
      17,132,655               --                --               --               --                 --                  --
              --       20,878,417                --               --               --                 --                  --
              --               --         5,064,251               --               --                 --                  --
              --               --                --       39,810,732               --                 --                  --
              --               --                --               --       10,958,018                 --                  --
              --               --                --               --               --         67,803,255                  --
              --               --                --               --               --                 --          48,883,729
---------------- ----------------  ---------------- ---------------- ----------------   ----------------    ----------------
      17,132,655       20,878,417         5,064,251       39,810,732       10,958,018         67,803,255          48,883,729
               2               --                --               --               --                 --                  --
---------------- ----------------  ---------------- ---------------- ----------------   ----------------    ----------------
      17,132,657       20,878,417         5,064,251       39,810,732       10,958,018         67,803,255          48,883,729
              --               (5)               --               --               (3)                --                  --
---------------- ----------------  ---------------- ---------------- ----------------   ----------------    ----------------
$     17,132,657 $     20,878,412  $      5,064,251 $     39,810,732 $     10,958,015   $     67,803,255    $     48,883,729
================ ================  ================ ================ ================   ================    ================
         857,647        1,289,872           374,568        2,427,699          560,530          4,229,198           2,629,249
$18.38 to $20.58 $14.30 to $65.01  $13.04 to $16.29 $15.87 to $16.56 $16.40 to $20.46   $13.80 to $37.24    $12.75 to $20.53

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006

                                                                        FIDELITY          FIDELITY
                                                                  GROWTH OPPORTUNITIES  EQUITY INCOME
                                                                      SUB-ACCOUNT        SUB-ACCOUNT
                                                                  -------------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Growth Opportunities Portfolio
 12,372 shares; cost $237,428....................................       $224,683       $             --
Fidelity Equity Income Portfolio
 353,378 shares; cost $8,452,310.................................             --              9,156,792
PIMCO VARIABLE TRUST ("PIMCO FUND"):
PIMCO High Yield Portfolio
 1,730,704 shares; cost $14,165,049..............................             --                     --
PIMCO Low Duration Portfolio
 964,497 shares; cost $9,864,291.................................             --                     --
PIMCO StockPLUS Growth and Income Portfolio
 130,482 shares; cost $1,237,461.................................             --                     --
PIMCO Total Return Bond Portfolio
 2,301,115 shares; cost $23,307,836..............................             --                     --
AMERICAN FUND INSURANCE SERIES ("AMERICAN FUND"):
American Fund Global Growth Portfolio
 13,969 shares; cost $322,007....................................             --                     --
                                                                        --------       ----------------
Total Investments................................................        224,683              9,156,792
Due from MetLife Investors Insurance Company.....................             --                     --
                                                                        --------       ----------------
Total Assets.....................................................        224,683              9,156,792
LIABILITIES:
Due to MetLife Investors Insurance Company.......................             --                     --
                                                                        --------       ----------------
NET ASSETS.......................................................       $224,683       $      9,156,792
                                                                        ========       ================
Outstanding Units................................................         23,148                549,152
Unit Fair Values.................................................       $   9.71       $15.41 to $65.81

  The accompanying notes are an integral part of these financial statements.

   PIMCO HIGH          PIMCO        PIMCO STOCKSPLUS        PIMCO        AMERICAN FUNDS
      YIELD         LOW DURATION    GROWTH & INCOME   TOTAL RETURN BOND  GLOBAL GROWTH
   SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
----------------  ----------------  ----------------  ----------------- ----------------
$             --  $             --  $             --  $             --  $             --
              --                --                --                --                --
      14,434,074                --                --                --                --
              --         9,702,843                --                --                --
              --                --         1,454,878                --                --
              --                --                --        23,287,282                --
              --                --                --                             325,343
----------------  ----------------  ----------------  ----------------  ----------------
      14,434,074         9,702,843         1,454,878        23,287,282           325,343
              --                --                 1                --                --
----------------  ----------------  ----------------  ----------------  ----------------
      14,434,074         9,702,843         1,454,879        23,287,282           325,343
             (13)              (11)               (1)             (112)               --
----------------  ----------------  ----------------  ----------------  ----------------
$     14,434,061  $      9,702,832  $      1,454,878  $     23,287,170  $        325,343
================  ================  ================  ================  ================
       1,027,968           786,353           138,195         1,708,329            12,186
$13.61 to $14.33  $11.95 to $12.53  $10.13 to $15.24  $13.39 to $13.70  $24.68 to $27.58

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                  LORD ABBETT    LORD ABBETT     VAN KAMPEN
                                                                GROWTH & INCOME BOND DEBENTURE MID-CAP GROWTH
                                                                  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                                --------------- -------------- --------------
                                                                     2006            2006           2006
                                                                --------------- -------------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................  $ 21,871,906    $21,646,198     $       --
Expenses:
  Mortality and expense risk charges...........................    15,167,459      3,813,357        588,828
  Administrative Charges.......................................     2,496,460        697,081        123,650
                                                                 ------------    -----------     ----------
  Total expenses...............................................    17,663,919      4,510,438        712,478
                                                                 ------------    -----------     ----------
Net investment income (loss)...................................     4,207,987     17,135,760       (712,478)
                                                                 ------------    -----------     ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............    52,679,355      3,005,339      1,955,819
Realized gain distributions....................................   103,908,741             --      3,493,680
                                                                 ------------    -----------     ----------
Net realized gains (losses) on investments.....................   156,588,096      3,005,339      5,449,499
Change in unrealized appreciation (depreciation) of investments    29,716,801      3,199,197       (877,039)
                                                                 ------------    -----------     ----------
Net realized and unrealized gains (losses) on investments......   186,304,897      6,204,536      4,572,460
                                                                 ------------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $190,512,884    $23,340,296     $3,859,982
                                                                 ============    ===========     ==========

  The accompanying notes are an integral part of these financial statements.

 LORD ABBETT    LORD ABBETT        MET/PUTNAM           OPPENHEIMER               PIMCO              LEGG MASON
MID-CAP VALUE AMERICA'S VALUE CAPITAL OPPORTUNITIES CAPITAL APPRECIATION INFLATION PROTECTED BOND AGGRESSIVE GROWTH
 SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
------------- --------------- --------------------- -------------------- ------------------------ -----------------
    2006           2006               2006                  2006                   2006                 2006
------------- --------------- --------------------- -------------------- ------------------------ -----------------
$  1,883,467    $ 1,390,298        $    36,893          $   199,545            $ 2,578,749          $         --
   3,446,964        610,671            463,735            1,956,190              1,020,346             1,612,654
     693,936        183,259             64,726              330,058                172,087               283,590
------------    -----------        -----------          -----------            -----------          ------------
   4,140,900        793,930            528,461            2,286,248              1,192,433             1,896,244
------------    -----------        -----------          -----------            -----------          ------------
  (2,257,433)       596,368           (491,568)          (2,086,703)             1,386,316            (1,896,244)
------------    -----------        -----------          -----------            -----------          ------------
  17,881,779        617,136          1,936,941            1,943,095               (378,382)            4,105,474
  29,042,001      1,266,699          5,848,479            1,090,728              1,968,083             7,374,854
------------    -----------        -----------          -----------            -----------          ------------
  46,923,780      1,883,835          7,785,420            3,033,823              1,589,701            11,480,328
 (12,362,885)     7,572,480         (2,383,918)           7,579,900             (3,885,799)          (13,562,408)
------------    -----------        -----------          -----------            -----------          ------------
  34,560,895      9,456,315          5,401,502           10,613,723             (2,296,098)           (2,082,080)
------------    -----------        -----------          -----------            -----------          ------------
$ 32,303,462    $10,052,683        $ 4,909,934          $ 8,527,020            $  (909,782)         $ (3,978,324)
============    ===========        ===========          ===========            ===========          ============

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                   PIMCO     RCM GLOBAL  T. ROWE PRICE
                                                                TOTAL RETURN TECHNOLOGY  MID CAP GROWTH
                                                                SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                                                ------------ ----------- --------------
                                                                    2006        2006          2006
                                                                ------------ ----------- --------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $ 9,022,040   $      --   $        --
Expenses:
  Mortality and expense risk charges...........................   4,388,798     166,881     1,610,422
  Administrative Charges.......................................     817,189      28,056       299,118
                                                                -----------   ---------   -----------
  Total expenses...............................................   5,205,987     194,937     1,909,540
                                                                -----------   ---------   -----------
Net investment income (loss)...................................   3,816,053    (194,937)   (1,909,540)
                                                                -----------   ---------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............   1,431,813     428,043    10,685,935
Realized gain distributions....................................     142,694          --     4,163,002
                                                                -----------   ---------   -----------
Net realized gains (losses) on investments.....................   1,574,507     428,043    14,848,937
Change in unrealized appreciation (depreciation) of investments   5,445,910     152,202    (7,278,039)
                                                                -----------   ---------   -----------
Net realized and unrealized gains (losses) on investments......   7,020,417     580,245     7,570,898
                                                                -----------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $10,836,470   $ 385,308   $ 5,661,358
                                                                ===========   =========   ===========

  The accompanying notes are an integral part of these financial statements.

         MFS               MET/AIM        LAZARD           HARRIS          THIRD AVENUE       NEUBERGER
RESEARCH INTERNATIONAL SMALL CAP GROWTH   MID CAP   OAKMARK INTERNATIONAL SMALL CAP VALUE BERMAN REAL ESTATE
     SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
---------------------- ---------------- ----------- --------------------- --------------- ------------------
         2006                2006          2006             2006               2006              2006
---------------------- ---------------- ----------- --------------------- --------------- ------------------

     $ 4,105,607         $        --    $   95,712       $ 2,729,262        $   456,097      $   884,697

       2,859,337           1,241,106       451,692         1,541,594          1,439,269        1,038,307
         510,549             223,206        76,835           262,081            247,758          188,453
     -----------         -----------    ----------       -----------        -----------      -----------
       3,369,886           1,464,312       528,527         1,803,675          1,687,027        1,226,760
     -----------         -----------    ----------       -----------        -----------      -----------
         735,721          (1,464,312)     (432,815)          925,587         (1,230,930)        (342,063)
     -----------         -----------    ----------       -----------        -----------      -----------

      18,535,049           3,002,882     1,002,669         6,405,690          7,639,803        7,440,899
      17,307,673          13,354,412     3,751,968         7,483,074          6,782,734        4,655,080
     -----------         -----------    ----------       -----------        -----------      -----------
      35,842,722          16,357,294     4,754,637        13,888,764         14,422,537       12,095,979
      14,955,814          (4,111,860)     (653,859)        9,881,090         (2,597,666)      12,680,369
     -----------         -----------    ----------       -----------        -----------      -----------
      50,798,536          12,245,434     4,100,778        23,769,854         11,824,871       24,776,348
     -----------         -----------    ----------       -----------        -----------      -----------
     $51,534,257         $10,781,122    $3,667,963       $24,695,441        $10,593,941      $24,434,285
     ===========         ===========    ==========       ===========        ===========      ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                    TURNER     GOLDMAN SACHS METLIFE DEFENSIVE
                                                                MID-CAP GROWTH MID-CAP VALUE     STRATEGY
                                                                 SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                                                -------------- ------------- -----------------
                                                                     2006          2006            2006
                                                                -------------- ------------- -----------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................   $      --     $       --      $     5,548
Expenses:
  Mortality and expense risk charges...........................     190,162        492,124        1,197,478
  Administrative Charges.......................................      32,407         84,949          197,522
                                                                  ---------     ----------      -----------
  Total expenses...............................................     222,569        577,073        1,395,000
                                                                  ---------     ----------      -----------
Net investment income (loss)...................................    (222,569)      (577,073)      (1,389,452)
                                                                  ---------     ----------      -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............     513,825      1,606,131        1,488,161
Realized gain distributions....................................     163,731        281,181          544,435
                                                                  ---------     ----------      -----------
Net realized gains (losses) on investments.....................     677,556      1,887,312        2,032,596
Change in unrealized appreciation (depreciation) of investments      72,340      3,011,251        4,934,458
                                                                  ---------     ----------      -----------
Net realized and unrealized gains (losses) on investments......     749,896      4,898,563        6,967,054
                                                                  ---------     ----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 527,327     $4,321,490      $ 5,577,602
                                                                  =========     ==========      ===========

  The accompanying notes are an integral part of these financial statements.

     METLIFE           METLIFE          METLIFE           METLIFE       VAN KAMPEN    CYCLICAL
MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  COMSTOCK    GROWTH ETF
   SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
----------------- ----------------- --------------- ------------------- -----------  -----------
      2006              2006             2006              2006            2006         2006
----------------- ----------------- --------------- ------------------- -----------  -----------
   $    22,783      $     67,342     $     63,733       $    14,426     $        --  $  265,761
     3,980,964        11,122,931       11,765,427         2,162,976         663,178     198,818
       660,733         1,890,540        2,003,085           364,340         161,848      43,469
   -----------      ------------     ------------       -----------     -----------  ----------
     4,641,697        13,013,471       13,768,512         2,527,316         825,026     242,287
   -----------      ------------     ------------       -----------     -----------  ----------
    (4,618,914)      (12,946,129)     (13,704,779)       (2,512,890)       (825,026)     23,474
   -----------      ------------     ------------       -----------     -----------  ----------
     1,416,700         1,182,107        1,388,232         4,555,689       1,468,320      73,126
     1,960,987         4,600,144        4,723,651         1,048,836         682,899      74,955
   -----------      ------------     ------------       -----------     -----------  ----------
     3,377,687         5,782,251        6,111,883         5,604,525       2,151,219     148,081
    23,106,963        82,185,415       99,396,907        13,278,939       8,620,101   1,993,642
   -----------      ------------     ------------       -----------     -----------  ----------
    26,484,650        87,967,666      105,508,790        18,883,464      10,771,320   2,141,723
   -----------      ------------     ------------       -----------     -----------  ----------
   $21,865,736      $ 75,021,537     $ 91,804,011       $16,370,574     $ 9,946,294  $2,165,197
   ===========      ============     ============       ===========     ===========  ==========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                     CYCLICAL        LEGG MASON        MET/AIM
                                                                GROWTH & INCOME ETF VALUE EQUITY CAPITAL APPRECIATION
                                                                    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                                                ------------------- ------------ --------------------
                                                                       2006             2006             2006
                                                                ------------------- ------------ --------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................     $  317,235       $       --        $   173
Expenses:
  Mortality and expense risk charges...........................        167,753          340,726            619
  Administrative Charges.......................................         34,715           68,205            132
                                                                    ----------       ----------        -------
  Total expenses...............................................        202,468          408,931            751
                                                                    ----------       ----------        -------
Net investment income (loss)...................................        114,767         (408,931)          (578)
                                                                    ----------       ----------        -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............         78,666          124,510         (2,235)
Realized gain distributions....................................          4,025          756,646         12,029
                                                                    ----------       ----------        -------
Net realized gains (losses) on investments.....................         82,691          881,156          9,794
Change in unrealized appreciation (depreciation) of investments      1,496,315        2,183,499         (3,926)
                                                                    ----------       ----------        -------
Net realized and unrealized gains (losses) on investments......      1,579,006        3,064,655          5,868
                                                                    ----------       ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $1,693,773       $2,655,724        $ 5,290
                                                                    ==========       ==========        =======

--------
(a) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

  PIONEER      PIONEER        PIONEER       MFS EMERGING         LOOMIS             STRATEGIC
   FUND     MID CAP VALUE STRATEGIC INCOME MARKETS EQUITY SAYLES GLOBAL MARKETS GROWTH AND INCOME
SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
----------- ------------- ---------------- -------------- --------------------- -----------------
 2006 (A)     2006 (A)        2006 (A)        2006 (A)          2006 (A)            2006 (A)
----------- ------------- ---------------- -------------- --------------------- -----------------
  $    --      $  166         $ 16,801       $  100,302          $ 3,150            $ 98,032
      536         132              737           36,480            2,076              64,604
      186          51              205            5,256              326              13,196
  -------      ------         --------       ----------          -------            --------
      722         183              942           41,736            2,402              77,800
  -------      ------         --------       ----------          -------            --------
     (722)        (17)          15,859           58,566              748              20,232
  -------      ------         --------       ----------          -------            --------
      105         201               35           14,319               78                 141
       --       1,027               --               --               --                  --
  -------      ------         --------       ----------          -------            --------
      105       1,228               35           14,319               78                 141
   13,512       3,102          (11,458)       1,134,292           31,271             209,529
  -------      ------         --------       ----------          -------            --------
   13,617       4,330          (11,423)       1,148,611           31,349             209,670
  -------      ------         --------       ----------          -------            --------
  $12,895      $4,313         $  4,436       $1,207,177          $32,097            $229,902
  =======      ======         ========       ==========          =======            ========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                     STRATEGIC       STRATEGIC       RUSSELL
                                                                CONSERVATIVE GROWTH   GROWTH    MULTI-STYLE EQUITY
                                                                    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                                                ------------------- ----------- ------------------
                                                                     2006 (A)        2006 (A)          2006
                                                                ------------------- ----------- ------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................      $182,867        $106,262       $  266,200
Expenses:
  Mortality and expense risk charges...........................        82,807          40,217          336,730
  Administrative Charges.......................................        17,336           8,301           40,408
                                                                     --------        --------       ----------
  Total expenses...............................................       100,143          48,518          377,138
                                                                     --------        --------       ----------
Net investment income (loss)...................................        82,724          57,744         (110,938)
                                                                     --------        --------       ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............         1,951              --         (300,076)
Realized gain distributions....................................            --              --               --
                                                                     --------        --------       ----------
Net realized gains (losses) on investments.....................         1,951              --         (300,076)
Change in unrealized appreciation (depreciation) of investments       546,482         264,505        3,182,129
                                                                     --------        --------       ----------
Net realized and unrealized gains (losses) on investments......       548,433         264,505        2,882,053
                                                                     --------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $631,157        $322,249       $2,771,115
                                                                     ========        ========       ==========

--------
(a) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     RUSSELL        RUSSELL     RUSSELL     RUSSELL REAL          AIM V.I.             AIM V.I.
AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  ESTATE SECURITIES CAPITAL APPRECIATION INTERNATIONAL GROWTH
   SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
----------------- ----------- ----------- ----------------- -------------------- --------------------
      2006           2006        2006           2006                2006                 2006
----------------- ----------- ----------- ----------------- -------------------- --------------------
   $   10,992     $  266,776   $ 764,038      $ 61,051          $    11,246           $  178,136
       78,742        151,453     217,151        40,427              270,872              207,079
        9,449         18,174      26,058         4,851               41,814               37,499
   ----------     ----------   ---------      --------          -----------           ----------
       88,191        169,627     243,209        45,278              312,686              244,578
   ----------     ----------   ---------      --------          -----------           ----------
      (77,199)        97,149     520,829        15,773             (301,440)             (66,442)
   ----------     ----------   ---------      --------          -----------           ----------
      504,691        890,012     (54,647)      571,669           (1,150,611)           2,500,901
      704,220        223,721          --       241,613                   --                   --
   ----------     ----------   ---------      --------          -----------           ----------
    1,208,911      1,113,733     (54,647)      813,282           (1,150,611)           2,500,901
     (355,344)     1,173,994    (122,880)      115,604            2,485,043            1,599,095
   ----------     ----------   ---------      --------          -----------           ----------
      853,567      2,287,727    (177,527)      928,886            1,334,432            4,099,996
   ----------     ----------   ---------      --------          -----------           ----------
   $  776,368     $2,384,876   $ 343,302      $944,659          $ 1,032,992           $4,033,554
   ==========     ==========   =========      ========          ===========           ==========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                         DWS
                                                                      DWS        GOVERNMENT & AGENCY
                                                                SMALL CAP GROWTH     SECURITIES      INVESTORS TRUST
                                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                                ---------------- ------------------- ---------------
                                                                      2006              2006              2006
                                                                ---------------- ------------------- ---------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................     $     --           $65,530         $   32,810
Expenses:
  Mortality and expense risk charges...........................       18,912            19,751            157,080
  Administrative Charges.......................................        2,431             3,120             30,669
                                                                    --------           -------         ----------
Total expenses.................................................       21,343            22,871            187,749
                                                                    --------           -------         ----------
Net investment income (loss)...................................      (21,343)           42,659           (154,939)
                                                                    --------           -------         ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............      (66,830)           (1,023)           632,401
Realized gain distributions....................................           --                --                 --
                                                                    --------           -------         ----------
Net realized gains (losses) on investments.....................      (66,830)           (1,023)           632,401
Change in unrealized appreciation (depreciation) of investments      144,534            (4,537)           773,471
                                                                    --------           -------         ----------
Net realized and unrealized gains (losses) on investments......       77,704            (5,560)         1,405,872
                                                                    --------           -------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 56,361           $37,099         $1,250,933
                                                                    ========           =======         ==========

--------
(f) For the period January 1, 2006 to April 30, 2006

  The accompanying notes are an integral part of these financial statements.


    DAVIS            HARRIS          JENNISON          MFS           MFS      CAPITAL GUARDIAN
VENTURE VALUE OAKMARK FOCUSED VALUE   GROWTH     INVESTORS TRUST TOTAL RETURN    US EQUITY
 SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
------------- --------------------- -----------  --------------- ------------ ----------------
    2006              2006             2006         2006 (F)         2006           2006
------------- --------------------- -----------  --------------- ------------ ----------------
 $ 2,346,833       $    80,336      $        --    $   149,466    $2,433,929    $ 1,519,447
   4,243,838         1,279,119        1,211,574        159,662       624,588      1,812,243
     812,473           217,689          224,582         32,521       178,510        339,646
 -----------       -----------      -----------    -----------    ----------    -----------
   5,056,311         1,496,808        1,436,156        192,183       803,098      2,151,889
 -----------       -----------      -----------    -----------    ----------    -----------
  (2,709,478)       (1,416,472)      (1,436,156)       (42,717)    1,630,831       (632,442)
 -----------       -----------      -----------    -----------    ----------    -----------
  15,793,935         3,695,640        4,806,685      7,819,712       329,135      3,579,560
          --         8,501,622           78,429      3,028,642     1,662,656      1,847,214
 -----------       -----------      -----------    -----------    ----------    -----------
  15,793,935        12,197,262        4,885,114     10,848,354     1,991,791      5,426,774
  27,324,982        (2,238,381)      (2,097,865)    (9,025,257)    4,263,278      9,032,093
 -----------       -----------      -----------    -----------    ----------    -----------
  43,118,917         9,958,881        2,787,249      1,823,097     6,255,069     14,458,867
 -----------       -----------      -----------    -----------    ----------    -----------
 $40,409,439       $ 8,542,409      $ 1,351,093    $ 1,780,380    $7,885,900    $13,826,425
 ===========       ===========      ===========    ===========    ==========    ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                        FI           BLACKROCK     METLIFE
                                                                INTERNATIONAL STOCK MONEY MARKET STOCK INDEX
                                                                    SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
                                                                ------------------- ------------ -----------
                                                                       2006             2006        2006
                                                                ------------------- ------------ -----------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................     $  172,304       $3,430,009  $  617,665
Expenses:
  Mortality and expense risk charges...........................        166,118        1,036,860     506,450
  Administrative Charges.......................................         33,853          173,122      86,946
                                                                    ----------       ----------  ----------
  Total expenses...............................................        199,971        1,209,982     593,396
                                                                    ----------       ----------  ----------
Net investment income (loss)...................................        (27,667)       2,220,027      24,269
                                                                    ----------       ----------  ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............      2,092,382               --   3,472,184
Realized gain distributions....................................             --               --   1,241,760
                                                                    ----------       ----------  ----------
Net realized gains (losses) on investments.....................      2,092,382               --   4,713,944
Change in unrealized appreciation (depreciation) of investments       (162,004)              --    (292,674)
                                                                    ----------       ----------  ----------
Net realized and unrealized gains (losses) on investments......      1,930,378               --   4,421,270
                                                                    ----------       ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $1,902,711       $2,220,027  $4,445,539
                                                                    ==========       ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                               WESTERN ASSET
                                                 MANAGEMENT   WESTERN ASSET
 BLACKROCK     BLACKROCK    FRANKLIN TEMPLETON STRATEGIC BOND  MANAGEMENT    T. ROWE PRICE
BOND INCOME STRATEGIC VALUE  SMALL CAP GROWTH  OPPORTUNITIES  US GOVERNMENT SMALL CAP GROWTH
SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
----------- --------------- ------------------ -------------- ------------- ----------------
   2006          2006              2006             2006          2006            2006
----------- --------------- ------------------ -------------- ------------- ----------------
$1,964,508     $   3,113        $       --        $308,216       $ 4,893       $      --
   461,293        46,709           297,115          79,585         7,525         141,719
    86,877         9,358            60,382          14,768         1,236          24,567
----------     ---------        ----------        --------       -------       ---------
   548,170        56,067           357,497          94,353         8,761         166,286
----------     ---------        ----------        --------       -------       ---------
 1,416,338       (52,954)         (357,497)        213,863        (3,868)       (166,286)
----------     ---------        ----------        --------       -------       ---------
  (548,781)       18,446         1,078,273          23,057         8,980         526,430
    34,109       760,849         1,108,531          51,651            --              --
----------     ---------        ----------        --------       -------       ---------
  (514,672)      779,295         2,186,804          74,708         8,980         526,430
   308,380      (199,526)           92,344         (77,850)       15,639         (77,207)
----------     ---------        ----------        --------       -------       ---------
  (206,292)      579,769         2,279,148          (3,142)       24,619         449,223
----------     ---------        ----------        --------       -------       ---------
$1,210,046     $ 526,815        $1,921,651        $210,721       $20,751       $ 282,937
==========     =========        ==========        ========       =======       =========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                 T. ROWE PRICE    OPPENHEIMER      PUTNAM
                                                                LARGE CAP GROWTH GLOBAL EQUITY GROWTH & INCOME
                                                                  SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                                                ---------------- ------------- ---------------
                                                                      2006           2006           2006
                                                                ---------------- ------------- ---------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................   $   225,371     $  242,505     $  379,957
Expenses:
  Mortality and expense risk charges...........................     1,637,059         98,192        250,701
  Administrative Charges.......................................       321,418         28,351         37,009
                                                                  -----------     ----------     ----------
  Total expenses...............................................     1,958,477        126,543        287,710
                                                                  -----------     ----------     ----------
Net investment income (loss)...................................    (1,733,106)       115,962         92,247
                                                                  -----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............    19,301,398         59,158        448,392
Realized gain distributions....................................            --        209,101        525,217
                                                                  -----------     ----------     ----------
Net realized gains (losses) on investments.....................    19,301,398        268,259        973,609
Change in unrealized appreciation (depreciation) of investments    (2,423,457)     1,343,446      1,808,364
                                                                  -----------     ----------     ----------
Net realized and unrealized gains (losses) on investments......    16,877,941      1,611,705      2,781,973
                                                                  -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $15,144,835     $1,727,667     $2,874,220
                                                                  ===========     ==========     ==========

  The accompanying notes are an integral part of these financial statements.

  PUTNAM       PUTNAM         TEMPLETON         TEMPLETON      TEMPLETON DEVELOPING       FIDELITY
   VISTA    EQUITY INCOME GROWTH SECURITIES FOREIGN SECURITIES  MARKETS SECURITIES  GROWTH OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
----------- ------------- ----------------- ------------------ -------------------- --------------------
   2006         2006            2006               2006                2006                 2006
----------- ------------- ----------------- ------------------ -------------------- --------------------
 $      --   $  339,394      $   68,159        $   945,548         $   606,056            $  2,290
    71,282      249,296          61,723            894,450             663,896               3,107
     9,172       77,127          12,478            169,691             125,968                 373
 ---------   ----------      ----------        -----------         -----------            --------
    80,454      326,423          74,201          1,064,141             789,864               3,480
 ---------   ----------      ----------        -----------         -----------            --------
   (80,454)      12,971          (6,042)          (118,593)           (183,808)             (1,190)
 ---------   ----------      ----------        -----------         -----------            --------
  (182,393)      81,571         185,088          8,146,492          11,370,221             (27,594)
        --      918,130         179,021                 --                  --                  --
 ---------   ----------      ----------        -----------         -----------            --------
  (182,393)     999,701         364,109          8,146,492          11,370,221             (27,594)
   510,354    4,430,015         906,637          5,357,400           1,413,976              35,547
 ---------   ----------      ----------        -----------         -----------            --------
   327,961    5,429,716       1,270,746         13,503,892          12,784,197               7,953
 ---------   ----------      ----------        -----------         -----------            --------
 $ 247,507   $5,442,687      $1,264,704        $13,385,299         $12,600,389            $  6,763
 =========   ==========      ==========        ===========         ===========            ========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONCLUDED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                  FIDELITY       PIMCO       PIMCO
                                                                EQUITY INCOME HIGH YIELD  LOW DURATION
                                                                 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                                                ------------- ----------- ------------
                                                                    2006         2006         2006
                                                                ------------- ----------- ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $  268,909   $1,094,933    $412,853
Expenses:
  Mortality and expense risk charges...........................     114,380      192,703     122,319
  Administrative Charges.......................................      20,086       39,219      24,051
                                                                 ----------   ----------    --------
  Total expenses...............................................     134,466      231,922     146,370
                                                                 ----------   ----------    --------
Net investment income (loss)...................................     134,443      863,011     266,483
                                                                 ----------   ----------    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............     448,874      255,170     (33,431)
Realized gain distributions....................................   1,080,307           --          --
                                                                 ----------   ----------    --------
Net realized gains (losses) on investments.....................   1,529,181      255,170     (33,431)
Change in unrealized appreciation (depreciation) of investments    (168,505)     119,847       1,182
                                                                 ----------   ----------    --------
Net realized and unrealized gains (losses) on investments......   1,360,676      375,017     (32,249)
                                                                 ----------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $1,495,119   $1,238,028    $234,234
                                                                 ==========   ==========    ========

--------
(a) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

               PIMCO STOCKSPLUS       PIMCO       AMERICAN FUNDS
               GROWTH & INCOME  TOTAL RETURN BOND GLOBAL GROWTH
                 SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
               ---------------- ----------------- --------------
                     2006             2006           2006 (A)
               ---------------- ----------------- --------------
                   $ 70,506        $1,144,385         $   --
                     17,746           327,924            103
                      3,301            57,481             35
                   --------        ----------         ------
                     21,047           385,405            138
                   --------        ----------         ------
                     49,459           758,980           (138)
                   --------        ----------         ------
                     36,393            96,979             --
                         --           129,294             --
                   --------        ----------         ------
                     36,393           226,273             --
                     96,200          (425,395)         3,336
                   --------        ----------         ------
                    131,287          (199,122)         3,336
                   --------        ----------         ------
                   $180,746        $  559,858         $3,198
                   ========        ==========         ======

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                               LORD ABBETT GROWTH & INCOME
                                                                                       SUB-ACCOUNT
                                                                             ------------------------------
                                                                                  2006            2005
                                                                             --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    4,207,987  $   (5,934,781)
  Net realized gain (loss) on investments...................................    156,588,096      70,355,565
  Change in unrealized appreciation (depreciation) of investments...........     29,716,801     (40,991,768)
                                                                             --------------  --------------
  Net increase (decrease) in net assets resulting from operations...........    190,512,884      23,429,016
                                                                             --------------  --------------
From capital transactions:
  Payments received from contract owners....................................     18,035,238      38,637,355
  Transfers between Sub-Accounts (including fixed account), net.............    (40,604,330)    (34,379,737)
  Transfers for contract benefits and terminations..........................   (178,793,095)   (174,985,018)
  Contract maintenance charges..............................................     (1,805,767)     (1,745,482)
                                                                             --------------  --------------
  Net increase (decrease) in net assets resulting from capital transactions.   (203,167,954)   (172,472,882)
                                                                             --------------  --------------
NET CHANGE IN NET ASSETS....................................................    (12,655,070)   (149,043,866)
NET ASSETS - BEGINNING OF PERIOD............................................  1,266,968,938   1,416,012,804
                                                                             --------------  --------------
NET ASSETS - END OF PERIOD.................................................. $1,254,313,868  $1,266,968,938
                                                                             ==============  ==============

                                                                             LORD ABBETT BOND DEBENTURE
                                                                                     SUB-ACCOUNT
                                                                             --------------------------
                                                                                 2006          2005
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ 17,135,760  $  9,509,186
  Net realized gain (loss) on investments...................................    3,005,339     5,661,525
  Change in unrealized appreciation (depreciation) of investments...........    3,199,197   (12,935,057)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   23,340,296     2,235,654
                                                                             ------------  ------------
From capital transactions:
  Payments received from contract owners....................................    5,947,236    15,678,989
  Transfers between Sub-Accounts (including fixed account), net.............   (8,443,067)   28,294,352
  Transfers for contract benefits and terminations..........................  (39,505,959)  (35,579,930)
  Contract maintenance charges..............................................     (647,089)     (588,342)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.  (42,648,879)    7,805,069
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................  (19,308,583)   10,040,723
NET ASSETS - BEGINNING OF PERIOD............................................  327,280,969   317,240,246
                                                                             ------------  ------------
NET ASSETS - END OF PERIOD.................................................. $307,972,386  $327,280,969
                                                                             ============  ============

  The accompanying notes are an integral part of these financial statements.

VAN KAMPEN MID-CAP GROWTH  LORD ABBETT MID-CAP VALUE  LORD ABBETT AMERICA'S VALUE MET/PUTNAM CAPITAL OPPORTUNITIES
       SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
------------------------  --------------------------  --------------------------  -------------------------------
    2006         2005         2006          2005          2006          2005          2006             2005
-----------  -----------  ------------  ------------  -----------   -----------     -----------     -----------
$  (712,478) $  (714,618) $ (2,257,433) $ (2,424,437) $   596,368   $  (536,820)  $  (491,568)     $  (453,821)
  5,449,499    6,063,363    46,923,780    19,486,039    1,883,835       187,672     7,785,420        1,471,946
   (877,039)  (3,560,342)  (12,362,885)    2,254,039    7,572,480     2,066,489    (2,383,918)       2,144,369
-----------  -----------  ------------  ------------  -----------   -----------     -----------     -----------
  3,859,982    1,788,403    32,303,462    19,315,641   10,052,683     1,717,341     4,909,934        3,162,494
-----------  -----------  ------------  ------------  -----------   -----------     -----------     -----------
  2,078,778    2,129,808    10,948,608    18,077,768    3,300,626     9,052,601       935,403          563,735
  1,106,291      528,356   (15,493,315)   22,524,354   12,565,543    26,792,865       554,569       (1,418,372)
 (6,529,955)  (5,980,737)  (30,986,703)  (26,486,182)  (5,413,361)   (4,123,845)   (7,350,629)      (7,627,509)
    (79,144)     (73,745)     (609,622)     (516,164)    (128,618)      (67,220)      (24,120)         (23,292)
-----------  -----------  ------------  ------------  -----------   -----------     -----------     -----------
 (3,424,030)  (3,396,318)  (36,141,032)   13,599,776   10,324,190    31,654,401    (5,884,777)      (8,505,438)
-----------  -----------  ------------  ------------  -----------   -----------     -----------     -----------
    435,952   (1,607,915)   (3,837,570)   32,915,417   20,376,873    33,371,742      (974,843)      (5,342,944)
 56,304,497   57,912,412   308,454,585   275,539,168   65,779,907    32,408,165    39,237,602       44,580,546
-----------  -----------  ------------  ------------  -----------   -----------     -----------     -----------
$56,740,449  $56,304,497  $304,617,015  $308,454,585  $86,156,780   $65,779,907   $38,262,759      $39,237,602
===========  ===========  ============  ============  ===========   ===========     ===========     ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                 OPPENHEIMER CAPITAL
                                                                                    APPRECIATION
                                                                                     SUB-ACCOUNT
                                                                             --------------------------
                                                                                 2006          2005
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ (2,086,703) $ (2,232,098)
  Net realized gain (loss) on investments...................................    3,033,823     5,883,425
  Change in unrealized appreciation (depreciation) of investments...........    7,579,900     1,370,659
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........    8,527,020     5,021,986
                                                                             ------------  ------------
From capital transactions:
  Payments received from contract owners....................................    6,355,183     6,088,406
  Transfers between Sub-Accounts (including fixed account), net.............      840,829    (3,451,128)
  Transfers for contract benefits and terminations..........................  (17,451,181)  (10,913,687)
  Contract maintenance charges..............................................     (371,026)     (365,666)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.  (10,626,195)   (8,642,075)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   (2,099,175)   (3,620,089)
NET ASSETS - BEGINNING OF PERIOD............................................  144,482,219   148,102,308
                                                                             ------------  ------------
NET ASSETS - END OF PERIOD.................................................. $142,383,044  $144,482,219
                                                                             ============  ============

                                                                                  PIMCO INFLATION
                                                                                   PROTECTED BOND
                                                                                    SUB-ACCOUNT
                                                                             -------------------------
                                                                                 2006         2005
                                                                             -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ 1,386,316  $ (1,306,427)
  Net realized gain (loss) on investments...................................   1,589,701     1,300,807
  Change in unrealized appreciation (depreciation) of investments...........  (3,885,799)     (332,505)
                                                                             -----------  ------------
  Net increase (decrease) in net assets resulting from operations...........    (909,782)     (338,125)
                                                                             -----------  ------------
From capital transactions:
  Payments received from contract owners....................................   2,159,664     5,143,481
  Transfers between Sub-Accounts (including fixed account), net.............  (1,812,617)  (25,673,446)
  Transfers for contract benefits and terminations..........................  (6,929,967)   (3,450,409)
  Contract maintenance charges..............................................    (241,826)     (262,644)
                                                                             -----------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.  (6,824,746)  (24,243,018)
                                                                             -----------  ------------
NET CHANGE IN NET ASSETS....................................................  (7,734,528)  (24,581,143)
NET ASSETS - BEGINNING OF PERIOD............................................  72,384,448    96,965,591
                                                                             -----------  ------------
NET ASSETS - END OF PERIOD.................................................. $64,649,920  $ 72,384,448
                                                                             ===========  ============

  The accompanying notes are an integral part of these financial statements.


LEGG MASON AGGRESSIVE GROWTH     PIMCO TOTAL RETURN        RCM GLOBAL TECHNOLOGY   T. ROWE PRICE MID CAP GROWTH
        SUB-ACCOUNT                  SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
--------------------------   --------------------------  ------------------------  --------------------------
    2006           2005          2006          2005          2006         2005         2006           2005
------------   ------------  ------------  ------------  -----------  -----------  ------------   ------------
$ (1,896,244)  $ (2,056,705) $  3,816,053  $ (4,979,436) $  (194,937) $  (198,418) $ (1,909,540)  $    417,344
  11,480,328      3,170,497     1,574,507     2,380,473      428,043      179,755    14,848,937      3,864,396
 (13,562,408)    12,986,920     5,445,910     5,068,008      152,202      834,004    (7,278,039)     9,503,168
------------   ------------  ------------  ------------  -----------  -----------  ------------   ------------
  (3,978,324)    14,100,712    10,836,470     2,469,045      385,308      815,341     5,661,358     13,784,908
------------   ------------  ------------  ------------  -----------  -----------  ------------   ------------
   1,981,797      2,395,735    15,241,496    22,027,269      383,661      368,829     8,423,368     10,282,442
 (12,043,393)   (25,086,048)   (4,324,914)    3,147,093     (769,581)  (3,180,548)  (17,936,273)    (3,008,246)
 (11,233,010)    (9,497,879)  (32,330,859)  (26,362,561)  (1,028,153)    (483,451)   (9,454,020)    (5,958,068)
    (339,409)      (364,846)     (950,165)     (877,627)     (40,170)     (41,485)     (388,849)      (340,078)
------------   ------------  ------------  ------------  -----------  -----------  ------------   ------------
 (21,634,015)   (32,553,038)  (22,364,442)   (2,065,826)  (1,454,243)  (3,336,655)  (19,355,774)       976,050
------------   ------------  ------------  ------------  -----------  -----------  ------------   ------------
 (25,612,339)   (18,452,326)  (11,527,972)      403,219   (1,068,935)  (2,521,314)  (13,694,416)    14,760,958
 134,458,398    152,910,724   339,140,105   338,736,886   11,888,282   14,409,596   121,624,335    106,863,377
------------   ------------  ------------  ------------  -----------  -----------  ------------   ------------
$108,846,059   $134,458,398  $327,612,133  $339,140,105  $10,819,347  $11,888,282  $107,929,919   $121,624,335
============   ============  ============  ============  ===========  ===========  ============   ============

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                             MFS RESEARCH INTERNATIONAL
                                                                                     SUB-ACCOUNT
                                                                             --------------------------
                                                                                 2006          2005
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    735,721  $ (1,851,879)
  Net realized gain (loss) on investments...................................   35,842,722    20,397,840
  Change in unrealized appreciation (depreciation) of investments...........   14,955,814    12,210,542
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   51,534,257    30,756,503
                                                                             ------------  ------------
From capital transactions:
  Payments received from contract owners....................................   10,387,035     9,376,567
  Transfers between Sub-Accounts (including fixed account), net.............  (19,817,321)   37,555,509
  Transfers for contract benefits and terminations..........................  (26,987,184)  (18,104,994)
  Contract maintenance charges..............................................     (510,817)     (393,246)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.  (36,928,287)   28,433,836
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   14,605,970    59,190,339
NET ASSETS - BEGINNING OF PERIOD............................................  219,052,682   159,862,343
                                                                             ------------  ------------
NET ASSETS - END OF PERIOD.................................................. $233,658,652  $219,052,682
                                                                             ============  ============

                                                                              MET/AIM SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                                             -------------------------
                                                                                 2006        2005 (B)
                                                                             ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ (1,464,312) $(1,260,338)
  Net realized gain (loss) on investments...................................   16,357,294    4,245,959
  Change in unrealized appreciation (depreciation) of investments...........   (4,111,860)   6,146,744
                                                                             ------------  -----------
  Net increase (decrease) in net assets resulting from operations...........   10,781,122    9,132,365
                                                                             ------------  -----------
From capital transactions:
  Payments received from contract owners....................................    1,888,474    2,311,842
  Transfers between Sub-Accounts (including fixed account), net.............  (15,019,833)  29,527,627
  Transfers for contract benefits and terminations..........................   (7,121,033)  (3,840,520)
  Contract maintenance charges..............................................     (291,838)    (255,019)
                                                                             ------------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  (20,544,230)  27,743,930
                                                                             ------------  -----------
NET CHANGE IN NET ASSETS....................................................   (9,763,108)  36,876,295
NET ASSETS - BEGINNING OF PERIOD............................................   93,177,860   56,301,565
                                                                             ------------  -----------
NET ASSETS - END OF PERIOD.................................................. $ 83,414,752  $93,177,860
                                                                             ============  ===========

--------
(b) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

     LAZARD MID CAP       HARRIS OAKMARK INTERNATIONAL THIRD AVENUE SMALL CAP VALUE NEUBERGER BERMAN REAL ESTATE
       SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
------------------------  --------------------------   ---------------------------  ---------------------------
    2006         2005         2006           2005          2006         2005 (B)        2006           2005
-----------  -----------  ------------   ------------   -----------   -----------   ------------   -----------
$  (432,815) $  (531,708) $    925,587   $ (1,521,915) $(1,230,930)   $(1,455,834)  $   (342,063)  $  (821,872)
  4,754,637    5,379,117    13,888,764      7,269,280   14,422,537      7,580,330     12,095,979     2,891,171
   (653,859)  (3,040,260)    9,881,090      4,158,520   (2,597,666)     5,000,746     12,680,369     6,875,485
-----------  -----------  ------------   ------------   -----------   -----------   ------------   -----------
  3,667,963    1,807,149    24,695,441      9,905,885   10,593,941     11,125,242     24,434,285     8,944,784
-----------  -----------  ------------   ------------   -----------   -----------   ------------   -----------
    901,367    2,318,320     7,169,518     10,356,544    6,653,989      9,801,636      3,030,842     3,101,210
   (859,320)  (7,084,857)   (9,193,619)   (14,734,232)  (5,088,444)    (9,852,228)   (13,815,895)   45,483,864
 (3,090,745)  (1,713,753)   (8,161,127)    (3,640,451)  (7,816,576)    (4,280,472)    (7,107,238)   (3,824,963)
   (105,774)    (111,327)     (347,519)      (281,208)    (337,148)      (284,510)      (230,847)     (150,060)
-----------  -----------  ------------   ------------   -----------   -----------   ------------   -----------
 (3,154,472)  (6,591,617)  (10,532,747)    (8,299,347)  (6,588,179)    (4,615,574)   (18,123,138)   44,610,051
-----------  -----------  ------------   ------------   -----------   -----------   ------------   -----------
    513,491   (4,784,468)   14,162,694      1,606,538    4,005,762      6,509,668      6,311,147    53,554,835
 31,807,254   36,591,722    97,858,342     96,251,804   95,982,000     89,472,332     73,434,177    19,879,342
-----------  -----------  ------------   ------------   -----------   -----------   ------------   -----------
$32,320,745  $31,807,254  $112,021,036   $ 97,858,342  $99,987,762    $95,982,000   $ 79,745,324   $73,434,177
===========  ===========  ============   ============   ===========   ===========   ============   ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                             GOLDMAN SACHS
                                                                               TURNER MID-CAP GROWTH         MID-CAP VALUE
                                                                                    SUB-ACCOUNT               SUB-ACCOUNT
                                                                             ------------------------  ------------------------
                                                                                 2006         2005         2006         2005
                                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  (222,569) $  (204,715) $  (577,073) $  (214,603)
  Net realized gain (loss) on investments...................................     677,556    1,105,937    1,887,312    3,422,532
  Change in unrealized appreciation (depreciation) of investments...........      72,340       31,092    3,011,251     (947,476)
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........     527,327      932,314    4,321,490    2,260,453
                                                                             -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners....................................     664,247      847,343    4,291,786    6,382,790
  Transfers between Sub-Accounts (including fixed account), net.............    (140,495)  (4,975,753)   3,240,340      194,228
  Transfers for contract benefits and terminations..........................    (983,635)    (427,021)  (2,443,369)    (834,639)
  Contract maintenance charges..............................................     (44,388)     (43,006)    (111,845)     (71,275)
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.    (504,271)  (4,598,437)   4,976,912    5,671,104
                                                                             -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................      23,056   (3,666,123)   9,298,402    7,931,557
NET ASSETS - BEGINNING OF PERIOD............................................  12,503,351   16,169,474   28,841,121   20,909,564
                                                                             -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $12,526,407  $12,503,351  $38,139,523  $28,841,121
                                                                             ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.


METLIFE DEFENSIVE STRATEGY  METLIFE MODERATE STRATEGY   METLIFE BALANCED STRATEGY    METLIFE GROWTH STRATEGY
       SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
------------------------   --------------------------  --------------------------  --------------------------
    2006          2005         2006          2005          2006          2005          2006          2005
-----------   -----------  ------------  ------------  ------------  ------------  ------------  ------------
$(1,389,452)  $  (434,479) $ (4,618,914) $   (880,412) $(12,946,129) $ (2,836,755) $(13,704,779) $ (3,100,736)
  2,032,596       403,949     3,377,687       588,354     5,782,251     1,918,922     6,111,883     1,577,050
  4,934,458     2,218,207    23,106,963     9,061,478    82,185,415    34,518,676    99,396,907    45,211,344
-----------   -----------  ------------  ------------  ------------  ------------  ------------  ------------
  5,577,602     2,187,677    21,865,736     8,769,420    75,021,537    33,600,843    91,804,011    43,687,658
-----------   -----------  ------------  ------------  ------------  ------------  ------------  ------------
 10,297,041    15,929,517    55,255,371    56,281,127   170,013,131   156,712,062   209,814,414   161,279,441
 18,699,841    31,246,796    29,799,661    61,157,495    61,356,986   156,796,983    55,941,825   147,813,249
 (8,366,819)   (3,160,103)  (17,211,342)   (7,236,169)  (49,970,789)  (19,542,038)  (38,089,246)  (18,143,849)
   (285,542)     (194,484)     (932,471)     (565,562)   (2,565,804)   (1,680,742)   (2,676,545)   (1,630,714)
-----------   -----------  ------------  ------------  ------------  ------------  ------------  ------------
 20,344,521    43,821,726    66,911,219   109,636,891   178,833,524   292,286,265   224,990,448   289,318,127
-----------   -----------  ------------  ------------  ------------  ------------  ------------  ------------
 25,922,123    46,009,403    88,776,955   118,406,311   253,855,061   325,887,108   316,794,459   333,005,785
 65,586,282    19,576,879   227,166,091   108,759,780   648,361,282   322,474,174   669,542,343   336,536,558
-----------   -----------  ------------  ------------  ------------  ------------  ------------  ------------
$91,508,405   $65,586,282  $315,943,046  $227,166,091  $902,216,343  $648,361,282  $986,336,802  $669,542,343
===========   ===========  ============  ============  ============  ============  ============  ============

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                             METLIFE AGGRESSIVE STRATEGY
                                                                                     SUB-ACCOUNT
                                                                             --------------------------
                                                                                 2006          2005
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ (2,512,890) $ (1,004,527)
  Net realized gain (loss) on investments...................................    5,604,525     1,324,788
  Change in unrealized appreciation (depreciation) of investments...........   13,278,939    10,957,465
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   16,370,574    11,277,726
                                                                             ------------  ------------
From capital transactions:
  Payments received from contract owners....................................   14,475,787    21,211,069
  Transfers between Sub-Accounts (including fixed account), net.............   (5,417,137)   34,027,177
  Transfers for contract benefits and terminations..........................  (11,010,162)   (3,308,517)
  Contract maintenance charges..............................................     (525,929)     (432,355)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.   (2,477,441)   51,497,374
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................   13,893,133    62,775,100
NET ASSETS - BEGINNING OF PERIOD............................................  140,266,322    77,491,222
                                                                             ------------  ------------
NET ASSETS - END OF PERIOD.................................................. $154,159,455  $140,266,322
                                                                             ============  ============

                                                                                VAN KAMPEN COMSTOCK
                                                                                    SUB-ACCOUNT
                                                                             ------------------------
                                                                                 2006       2005 (B)
                                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  (825,026) $   199,755
  Net realized gain (loss) on investments...................................   2,151,219      285,848
  Change in unrealized appreciation (depreciation) of investments...........   8,620,101      685,364
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   9,946,294    1,170,967
                                                                             -----------  -----------
From capital transactions:
  Payments received from contract owners....................................  13,727,379   11,436,391
  Transfers between Sub-Accounts (including fixed account), net.............  23,762,330   25,557,007
  Transfers for contract benefits and terminations..........................  (3,276,760)    (403,374)
  Contract maintenance charges..............................................    (147,760)     (20,237)
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  34,065,189   36,569,787
                                                                             -----------  -----------
NET CHANGE IN NET ASSETS....................................................  44,011,483   37,740,754
NET ASSETS - BEGINNING OF PERIOD............................................  37,740,754           --
                                                                             -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $81,752,237  $37,740,754
                                                                             ===========  ===========

--------
(b) For the period May 1, 2005 to December 31, 2005
(c) For the period September 30, 2005 to December 31, 2005
(d) For the period November 7, 2005 to December 31, 2005
(e) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                           CYCLICAL GROWTH AND                                  MET/AIM
  CYCLICAL GROWTH ETF           INCOME ETF        LEGG MASON VALUE EQUITY CAPITAL APPRECIATION PIONEER FUND
      SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT      SUB-ACCOUNT
-----------------------  -----------------------  ---------------------   -------------------- ------------
    2006      2005 (C)       2006      2005 (C)       2006      2005 (D)        2006 (E)         2006 (E)
-----------  ----------  -----------  ----------  -----------   --------  -------------------- ------------

$    23,474  $   37,168  $   114,767  $   17,278  $  (408,931)  $    (22)       $  (578)         $   (722)
    148,081       1,075       82,691         144      881,156         --          9,794               105
  1,993,642     113,757    1,496,315      (7,714)   2,183,499     (2,748)        (3,926)           13,512
-----------  ----------  -----------  ----------  -----------   --------        -------          --------
  2,165,197     152,000    1,693,773       9,708    2,655,724     (2,770)         5,290            12,895
-----------  ----------  -----------  ----------  -----------   --------        -------          --------

  7,733,726     626,131    7,875,358   1,522,577    2,288,641    338,387          3,338            62,925
 10,709,880   7,590,053   12,097,096   2,618,210   35,901,716         --         93,232           298,822
 (1,028,459)    (22,001)    (168,590)    (44,775)    (881,422)        --         (2,707)             (447)
    (38,640)     (2,932)     (21,394)     (1,512)     (90,464)        --             --               (85)
-----------  ----------  -----------  ----------  -----------   --------        -------          --------
 17,376,507   8,191,251   19,782,470   4,094,500   37,218,471    338,387         93,863           361,215
-----------  ----------  -----------  ----------  -----------   --------        -------          --------
 19,541,704   8,343,251   21,476,243   4,104,208   39,874,195    335,617         99,153           374,110
  8,343,251          --    4,104,208          --      335,617         --             --                --
-----------  ----------  -----------  ----------  -----------   --------        -------          --------
$27,884,955  $8,343,251  $25,580,451  $4,104,208  $40,209,812   $335,617        $99,153          $374,110
===========  ==========  ===========  ==========  ===========   ========        =======          ========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                   PIONEER MID CAP PIONEER STRATEGIC  MFS EMERGING
                                                                        VALUE           INCOME       MARKETS EQUITY
                                                                     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                                   --------------- ----------------- --------------
                                                                      2006 (E)         2006 (E)         2006 (E)
                                                                   --------------- ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)....................................     $   (17)        $ 15,859       $    58,566
  Net realized gain (loss) on investments.........................       1,228               35            14,319
  Change in unrealized appreciation (depreciation) of investments.       3,102          (11,458)        1,134,292
                                                                       -------         --------       -----------
  Net increase (decrease) in net assets resulting from operations.       4,313            4,436         1,207,177
                                                                       -------         --------       -----------
From capital transactions:
  Payments received from contract owners..........................      17,175           39,204           462,546
  Transfers between Sub-Accounts (including fixed account), net...      55,000          289,143        10,436,193
  Transfers for contract benefits and terminations................        (306)          31,012            42,594
  Contract maintenance charges....................................          --              (50)           (1,210)
                                                                       -------         --------       -----------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................      71,869          359,309        10,940,123
                                                                       -------         --------       -----------
NET CHANGE IN NET ASSETS..........................................      76,182          363,745        12,147,300
NET ASSETS - BEGINNING OF PERIOD..................................          --               --                --
                                                                       -------         --------       -----------
NET ASSETS - END OF PERIOD........................................     $76,182         $363,745       $12,147,300
                                                                       =======         ========       ===========

                                                                   LOOMIS SAYLES
                                                                   GLOBAL MARKETS
                                                                    SUB-ACCOUNT
                                                                   --------------
                                                                      2006 (E)
                                                                   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)....................................    $    748
  Net realized gain (loss) on investments.........................          78
  Change in unrealized appreciation (depreciation) of investments.      31,271
                                                                      --------
  Net increase (decrease) in net assets resulting from operations.      32,097
                                                                      --------
From capital transactions:
  Payments received from contract owners..........................     115,373
  Transfers between Sub-Accounts (including fixed account), net...     215,828
  Transfers for contract benefits and terminations................          39
  Contract maintenance charges....................................        (264)
                                                                      --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................     330,976
                                                                      --------
NET CHANGE IN NET ASSETS..........................................     363,073
NET ASSETS - BEGINNING OF PERIOD..................................          --
                                                                      --------
NET ASSETS - END OF PERIOD........................................    $363,073
                                                                      ========

--------
(e) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

STRATEGIC GROWTH STRATEGIC CONSERVATIVE                     RUSSELL MULTI-STYLE        RUSSELL AGGRESSIVE
   AND INCOME            GROWTH         STRATEGIC GROWTH           EQUITY                    EQUITY
  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT                SUB-ACCOUNT
---------------- ---------------------- ---------------- -------------------------  ------------------------
    2006 (E)            2006 (E)            2006 (E)         2006         2005          2006         2005
---------------- ---------------------- ---------------- -----------  ------------  -----------  -----------
  $    20,232         $     82,724        $    57,744    $  (110,938) $    (91,525) $   (77,199) $   (92,905)
          141                1,951                 --       (300,076)   (1,589,591)   1,208,911    1,082,438
      209,529              546,482            264,505      3,182,129     3,472,255     (355,344)    (684,069)
  -----------         ------------        -----------    -----------  ------------  -----------  -----------
      229,902              631,157            322,249      2,771,115     1,791,139      776,368      305,464
  -----------         ------------        -----------    -----------  ------------  -----------  -----------
    1,211,729            1,105,723          1,537,830         11,800        30,478        5,862        9,050
   95,412,765          104,977,332         70,482,231       (633,246)     (550,699)     (34,592)    (163,049)
     (264,093)            (375,719)           (81,275)    (7,604,211)  (10,910,403)  (2,182,966)  (2,237,656)
      (18,738)             (31,022)           (16,497)        (7,086)       (9,162)      (1,517)      (1,880)
  -----------         ------------        -----------    -----------  ------------  -----------  -----------
   96,341,663          105,676,314         71,922,289     (8,232,743)  (11,439,786)  (2,213,213)  (2,393,535)
  -----------         ------------        -----------    -----------  ------------  -----------  -----------
   96,571,565          106,307,471         72,244,538     (5,461,628)   (9,648,647)  (1,436,845)  (2,088,071)
           --                   --                 --     29,537,014    39,185,661    6,719,215    8,807,286
  -----------         ------------        -----------    -----------  ------------  -----------  -----------
  $96,571,565         $106,307,471        $72,244,538    $24,075,386  $ 29,537,014  $ 5,282,370  $ 6,719,215
  ===========         ============        ===========    ===========  ============  ===========  ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                 RUSSELL NON-U.S.          RUSSELL CORE BOND
                                                                                    SUB-ACCOUNT               SUB-ACCOUNT
                                                                             ------------------------  ------------------------
                                                                                 2006         2005         2006         2005
                                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    97,149  $    27,655  $   520,829  $   455,790
  Net realized gain (loss) on investments...................................   1,113,733      295,360      (54,647)     300,625
  Change in unrealized appreciation (depreciation) of investments...........   1,173,994    1,186,758     (122,880)    (625,342)
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   2,384,876    1,509,773      343,302      131,073
                                                                             -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners....................................       6,300        5,439        4,000        5,279
  Transfers between Sub-Accounts (including fixed account), net.............    (384,818)    (322,888)     404,957      364,714
  Transfers for contract benefits and terminations..........................  (3,442,092)  (4,376,240)  (4,764,149)  (4,905,109)
  Contract maintenance charges..............................................      (3,094)      (3,673)      (4,145)      (5,439)
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  (3,823,704)  (4,697,362)  (4,359,337)  (4,540,555)
                                                                             -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  (1,438,828)  (3,187,589)  (4,016,035)  (4,409,482)
NET ASSETS - BEGINNING OF PERIOD............................................  12,830,073   16,017,662   19,370,351   23,779,833
                                                                             -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $11,391,245  $12,830,073  $15,354,316  $19,370,351
                                                                             ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

RUSSELL REAL ESTATE SECURITIES AIM V.I CAPITAL APPRECIATION AIM V.I INTERNATIONAL GROWTH  DWS SMALL CAP GROWTH
      SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
-----------------------------  ---------------------------  ---------------------------  ----------------------
   2006            2005            2006           2005          2006           2005         2006        2005
  ----------     ----------     -----------   -----------    -----------   -----------   ----------  ----------
$   15,773      $   23,142     $  (301,440)   $  (353,950)  $   (66,442)   $   (63,308)  $  (21,343) $  (23,773)
   813,282         771,811      (1,150,611)    (2,403,173)    2,500,901        687,750      (66,830)   (195,522)
   115,604        (431,668)      2,485,043      4,464,689     1,599,095      1,129,688      144,534     299,744
  ----------     ----------     -----------   -----------    -----------   -----------   ----------  ----------
   944,659         363,285       1,032,992      1,707,566     4,033,554      1,754,130       56,361      80,449
  ----------     ----------     -----------   -----------    -----------   -----------   ----------  ----------
     1,616           7,192          45,826        103,830     2,372,526      1,940,829       18,559      45,703
   (68,219)        (96,759)     (1,539,150)    (2,092,030)   (2,080,569)     4,642,865     (114,019)   (109,515)
  (885,607)       (909,113)     (4,355,682)    (4,073,273)   (1,253,438)    (1,180,471)    (175,268)   (326,825)
      (711)           (815)        (26,637)       (30,014)      (39,792)       (15,632)        (879)     (2,059)
  ----------     ----------     -----------   -----------    -----------   -----------   ----------  ----------
  (952,921)       (999,495)     (5,875,643)    (6,091,487)   (1,001,273)     5,387,591     (271,607)   (392,696)
  ----------     ----------     -----------   -----------    -----------   -----------   ----------  ----------
    (8,262)       (636,210)     (4,842,651)    (4,383,921)    3,032,281      7,141,721     (215,246)   (312,247)
 3,224,635       3,860,845      25,322,763     29,706,684    13,361,653      6,219,932    1,605,802   1,918,049
  ----------     ----------     -----------   -----------    -----------   -----------   ----------  ----------
$3,216,373      $3,224,635     $20,480,112    $25,322,763   $16,393,934    $13,361,653   $1,390,556  $1,605,802
  ==========     ==========     ===========   ===========    ===========   ===========   ==========  ==========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                DWS GOVERNMENT &
                                                                                AGENCY SECURITIES         INVESTORS TRUST
                                                                                   SUB-ACCOUNT              SUB-ACCOUNT
                                                                             ----------------------  -------------------------
                                                                                2006        2005         2006         2005
                                                                             ----------  ----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   42,659  $   54,496  $  (154,939) $   (143,919)
  Net realized gain (loss) on investments...................................     (1,023)     26,502      632,401    (1,522,239)
  Change in unrealized appreciation (depreciation) of investments...........     (4,537)    (59,816)     773,471     1,525,171
                                                                             ----------  ----------  -----------  ------------
  Net increase (decrease) in net assets resulting from operations...........     37,099      21,182    1,250,933      (140,987)
                                                                             ----------  ----------  -----------  ------------
From capital transactions:
  Payments received from contract owners....................................        761       9,163       20,282       143,088
  Transfers between Sub-Accounts (including fixed account), net.............      4,378    (188,166)  (1,869,264)  (18,946,412)
  Transfers for contract benefits and terminations..........................   (465,011)   (332,264)    (803,541)   (1,631,806)
  Contract maintenance charges..............................................     (1,331)     (1,519)     (27,466)      (32,990)
                                                                             ----------  ----------  -----------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.   (461,203)   (512,786)  (2,679,989)  (20,468,120)
                                                                             ----------  ----------  -----------  ------------
NET CHANGE IN NET ASSETS....................................................   (424,104)   (491,604)  (1,429,056)  (20,609,107)
NET ASSETS - BEGINNING OF PERIOD............................................  1,745,552   2,237,156   12,739,250    33,348,357
                                                                             ----------  ----------  -----------  ------------
NET ASSETS - END OF PERIOD.................................................. $1,321,448  $1,745,552  $11,310,194  $ 12,739,250
                                                                             ==========  ==========  ===========  ============

--------
(f) For the period January 1, 2006 to April 30, 2006

  The accompanying notes are an integral part of these financial statements.

                                  HARRIS OAKMARK
    DAVIS VENTURE VALUE           FOCUSED VALUE             JENNISON GROWTH             MFS INVESTORS TRUST
        SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT                   SUB-ACCOUNT
--------------------------  -------------------------  ------------------------  --------------------------------
    2006          2005          2006         2005          2006         2005           2006 (F)           2005
------------  ------------  -----------  ------------  -----------  -----------  ------------         -----------
$ (2,709,478) $ (2,856,508) $(1,416,472) $ (1,515,786) $(1,436,156) $(1,224,124) $   (42,717)         $  (500,948)
  15,793,935     7,220,765   12,197,262     6,416,682    4,885,114    2,965,551    10,848,354           1,311,138
  27,324,982    18,520,894   (2,238,381)    1,518,195   (2,097,865)   7,263,479    (9,025,257)          1,173,339
------------  ------------  -----------  ------------  -----------  -----------  ------------         -----------
  40,409,439    22,885,151    8,542,409     6,419,091    1,351,093    9,004,906     1,780,380           1,983,529
------------  ------------  -----------  ------------  -----------  -----------  ------------         -----------
  22,355,028    30,705,309    2,906,709     4,922,747    7,868,279    6,293,478       149,304             525,091
 (12,655,306)   (6,297,474)  (4,299,336)  (17,365,984)  (4,848,473)  (4,949,674)  (40,520,565)         (3,517,084)
 (22,380,028)  (13,053,011)  (7,324,827)   (3,893,993)  (6,287,419)  (3,163,450)     (613,574)         (2,038,146)
  (1,004,041)     (855,434)    (301,853)     (301,894)    (295,255)    (254,506)      (46,584)           (141,679)
------------  ------------  -----------  ------------  -----------  -----------  ------------         -----------
 (13,684,347)   10,499,390   (9,019,307)  (16,639,124)  (3,562,868)  (2,074,152)  (41,031,419)         (5,171,818)
------------  ------------  -----------  ------------  -----------  -----------  ------------         -----------
  26,725,092    33,384,541     (476,898)  (10,220,033)  (2,211,775)   6,930,754   (39,251,039)         (3,188,289)
 307,539,950   274,155,409   89,084,192    99,304,225   86,296,723   79,365,969    39,251,039          42,439,328
------------  ------------  -----------  ------------  -----------  -----------  ------------         -----------
$334,265,042  $307,539,950  $88,607,294  $ 89,084,192  $84,084,948  $86,296,723  $         --         $39,251,039
============  ============  ===========  ============  ===========  ===========  ============         ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                 MFS TOTAL RETURN
                                                                                    SUB-ACCOUNT
                                                                             ------------------------
                                                                                 2006         2005
                                                                             -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ 1,630,831  $   173,229
  Net realized gain (loss) on investments...................................   1,991,791      791,224
  Change in unrealized appreciation (depreciation) of investments...........   4,263,278      102,775
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   7,885,900    1,067,228
                                                                             -----------  -----------
From capital transactions:
  Payments received from contract owners....................................   2,876,120    8,157,549
  Transfers between Sub-Accounts (including fixed account), net.............  13,470,604   20,079,106
  Transfers for contract benefits and terminations..........................  (5,411,971)  (4,849,479)
  Contract maintenance charges..............................................    (123,484)     (69,321)
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  10,811,269   23,317,855
                                                                             -----------  -----------
NET CHANGE IN NET ASSETS....................................................  18,697,169   24,385,083
NET ASSETS - BEGINNING OF PERIOD............................................  65,221,333   40,836,250
                                                                             -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $83,918,502  $65,221,333
                                                                             ===========  ===========

                                                                             CAPITAL GUARDIAN US EQUITY
                                                                                     SUB-ACCOUNT
                                                                             --------------------------
                                                                                 2006          2005
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (632,442) $ (2,122,493)
  Net realized gain (loss) on investments...................................    5,426,774     1,660,707
  Change in unrealized appreciation (depreciation) of investments...........    9,032,093     7,307,843
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from operations...........   13,826,425     6,846,057
                                                                             ------------  ------------
From capital transactions:
  Payments received from contract owners....................................    3,503,936     7,798,848
  Transfers between Sub-Accounts (including fixed account), net.............    8,891,994    11,015,776
  Transfers for contract benefits and terminations..........................  (23,864,159)  (24,884,138)
  Contract maintenance charges..............................................     (210,907)     (180,777)
                                                                             ------------  ------------
  Net increase (decrease) in net assets resulting from capital transactions.  (11,679,136)   (6,250,291)
                                                                             ------------  ------------
NET CHANGE IN NET ASSETS....................................................    2,147,289       595,766
NET ASSETS - BEGINNING OF PERIOD............................................  167,610,776   167,015,010
                                                                             ------------  ------------
NET ASSETS - END OF PERIOD.................................................. $169,758,065  $167,610,776
                                                                             ============  ============

  The accompanying notes are an integral part of these financial statements.

 FI INTERNATIONAL STOCK     BLACKROCK MONEY MARKET       METLIFE STOCK INDEX      BLACKROCK BOND INCOME
       SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
------------------------  --------------------------  ------------------------  ------------------------
    2006         2005         2006          2005          2006         2005         2006         2005
-----------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
$   (27,667) $  (127,360) $  2,220,027  $    623,327  $    24,269  $  (129,478) $ 1,416,338  $   448,760
  2,092,382      570,017            --            --    4,713,944    1,452,172     (514,672)     272,394
   (162,004)   1,469,482            --            --     (292,674)    (247,520)     308,380     (556,667)
-----------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
  1,902,711    1,912,139     2,220,027       623,327    4,445,539    1,075,174    1,210,046      164,487
-----------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
    226,120      368,073    12,933,299     9,084,234    1,149,224    3,442,075    4,722,725    5,024,191
 (3,374,197)  (1,060,263)   70,315,009    49,828,351      727,724     (709,765)   2,606,598   16,965,833
   (614,107)    (582,464)  (51,784,172)  (22,176,109)  (2,734,334)  (1,811,325)  (4,048,484)  (2,058,185)
    (49,910)     (47,904)     (216,128)      (94,850)    (109,731)    (115,623)     (95,537)     (40,580)
-----------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
 (3,812,094)  (1,322,558)   31,248,008    36,641,626     (967,117)     805,362    3,185,302   19,891,259
-----------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
 (1,909,383)     589,581    33,468,035    37,264,953    3,478,422    1,880,536    4,395,348   20,055,746
 13,941,243   13,351,662    57,767,677    20,502,724   36,333,127   34,452,591   31,894,139   11,838,393
-----------  -----------  ------------  ------------  -----------  -----------  -----------  -----------
$12,031,860  $13,941,243  $ 91,235,712  $ 57,767,677  $39,811,549  $36,333,127  $36,289,487  $31,894,139
===========  ===========  ============  ============  ===========  ===========  ===========  ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                               BLACKROCK STRATEGIC       FRANKLIN TEMPLETON
                                                                                      VALUE               SMALL CAP GROWTH
                                                                                   SUB-ACCOUNT               SUB-ACCOUNT
                                                                             -----------------------  ------------------------
                                                                                 2006        2005         2006         2005
                                                                             -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (52,954) $  (64,790) $  (357,497) $  (161,836)
  Net realized gain (loss) on investments...................................     779,295     464,786    2,186,804      321,049
  Change in unrealized appreciation (depreciation) of investments...........    (199,526)   (327,669)      92,344      795,326
                                                                             -----------  ----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........     526,815      72,327    1,921,651      954,539
                                                                             -----------  ----------  -----------  -----------
From capital transactions:
  Payments received from contract owners....................................      45,353     230,222    4,255,248    4,703,337
  Transfers between Sub-Accounts (including fixed account), net.............  (1,420,091)   (951,205)  (2,650,893)  11,473,659
  Transfers for contract benefits and terminations..........................    (243,694)   (231,585)  (1,113,565)    (410,025)
  Contract maintenance charges..............................................     (13,711)    (15,659)     (77,651)     (28,389)
                                                                             -----------  ----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  (1,632,143)   (968,227)     413,139   15,738,582
                                                                             -----------  ----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  (1,105,328)   (895,900)   2,334,790   16,693,121
NET ASSETS - BEGINNING OF PERIOD............................................   4,106,357   5,002,257   18,385,352    1,692,231
                                                                             -----------  ----------  -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $ 3,001,029  $4,106,357  $20,720,142  $18,385,352
                                                                             ===========  ==========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

WESTERN ASSET MANAGEMENT     WESTERN ASSET MANAGEMENT       T. ROWE PRICE              T. ROWE PRICE
STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT            SMALL CAP GROWTH           LARGE CAP GROWTH
      SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
---------------------------  -----------------------  ------------------------  --------------------------
   2006           2005          2006       2005 (B)       2006         2005         2006          2005
 ----------     ----------    ----------   --------   -----------  -----------  ------------  ------------
$  213,863     $  103,724    $   (3,868)   $  (414)   $  (166,286) $  (167,897) $ (1,733,106) $ (1,281,084)
    74,708        195,822         8,980        (16)       526,430      251,867    19,301,398       273,180
   (77,850)      (222,488)       15,639        180        (77,207)     967,750    (2,423,457)    7,049,649
 ----------     ----------    ----------   -------    -----------  -----------  ------------  ------------
   210,721         77,058        20,751       (250)       282,937    1,051,720    15,144,835     6,041,745
 ----------     ----------    ----------   -------    -----------  -----------  ------------  ------------
   101,795        227,882       192,197     36,435         97,436      155,984    10,404,062    16,168,282
   (57,135)       203,013       835,478     32,126       (435,269)     265,213   (34,424,655)   20,219,260
  (650,893)      (542,515)      (47,218)      (290)    (1,193,538)  (1,210,829)   (9,116,422)   (7,473,138)
   (17,724)       (17,480)         (697)        --        (24,262)     (24,470)     (392,970)     (306,699)
 ----------     ----------    ----------   -------    -----------  -----------  ------------  ------------
  (623,957)      (129,100)      979,760     68,271     (1,555,633)    (814,102)  (33,529,985)   28,607,705
 ----------     ----------    ----------   -------    -----------  -----------  ------------  ------------
  (413,236)       (52,042)    1,000,511     68,021     (1,272,696)     237,618   (18,385,150)   34,649,450
 6,568,086      6,620,128        68,021         --     12,323,322   12,085,704   133,088,917    98,439,467
 ----------     ----------    ----------   -------    -----------  -----------  ------------  ------------
$6,154,850     $6,568,086    $1,068,532    $68,021    $11,050,626  $12,323,322  $114,703,767  $133,088,917
 ==========     ==========    ==========   =======    ===========  ===========  ============  ============

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                   OPPENHEIMER              PUTNAM GROWTH
                                                                                  GLOBAL EQUITY              AND INCOME
                                                                                   SUB-ACCOUNT               SUB-ACCOUNT
                                                                             -----------------------  ------------------------
                                                                                 2006      2005 (B)       2006         2005
                                                                             -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   115,962  $  (12,752) $    92,247  $    88,007
  Net realized gain (loss) on investments...................................     268,259       3,423      973,609       75,031
  Change in unrealized appreciation (depreciation) of investments...........   1,343,446     295,446    1,808,364      698,637
                                                                             -----------  ----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   1,727,667     286,117    2,874,220      861,675
                                                                             -----------  ----------  -----------  -----------
From capital transactions:
  Payments received from contract owners....................................   1,533,347   1,076,461      279,458      855,482
  Transfers between Sub-Accounts (including fixed account), net.............   9,379,682   3,980,598     (864,566)     188,953
  Transfers for contract benefits and terminations..........................    (789,504)    (43,234)  (3,404,512)  (3,190,387)
  Contract maintenance charges..............................................     (17,185)     (1,292)     (13,940)     (12,459)
                                                                             -----------  ----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  10,106,340   5,012,533   (4,003,560)  (2,158,411)
                                                                             -----------  ----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  11,834,007   5,298,650   (1,129,340)  (1,296,736)
NET ASSETS - BEGINNING OF PERIOD............................................   5,298,650          --   22,007,752   23,304,488
                                                                             -----------  ----------  -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $17,132,657  $5,298,650  $20,878,412  $22,007,752
                                                                             ===========  ==========  ===========  ===========

--------
(b) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.


      PUTNAM VISTA          PUTNAM EQUITY INCOME    TEMPLETON GROWTH SECURITIES TEMPLETON FOREIGN SECURITIES
       SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
------------------------  ------------------------  --------------------------  ---------------------------
    2006         2005         2006         2005         2006          2005          2006           2005
-----------  -----------  -----------  -----------  -----------   -----------   ------------   -----------
$   (80,454) $   (86,296) $    12,971  $   (45,477) $    (6,042)  $    (8,260)  $   (118,593)  $  (149,823)
   (182,393)    (362,721)     999,701      266,219      364,109       101,796      8,146,492       959,768
    510,354    1,061,161    4,430,015      712,596      906,637       233,523      5,357,400     4,596,279
-----------  -----------  -----------  -----------  -----------   -----------   ------------   -----------
    247,507      612,144    5,442,687      933,338    1,264,704       327,059     13,385,299     5,406,224
-----------  -----------  -----------  -----------  -----------   -----------   ------------   -----------
     50,831      100,091    2,204,480    3,507,755    1,782,108        17,081      4,976,140     5,849,597
   (408,852)    (250,117)   9,592,767    9,908,371    4,443,080      (407,375)   (12,719,345)    5,344,057
   (987,903)    (909,717)  (1,897,164)  (1,398,560)    (931,583)     (613,723)    (5,633,440)   (4,045,877)
     (2,714)      (3,273)     (57,915)     (26,052)      (6,979)       (6,039)      (200,260)     (153,555)
-----------  -----------  -----------  -----------  -----------   -----------   ------------   -----------
 (1,348,638)  (1,063,016)   9,842,168   11,991,514    5,286,626    (1,010,056)   (13,576,905)    6,994,222
-----------  -----------  -----------  -----------  -----------   -----------   ------------   -----------
 (1,101,131)    (450,872)  15,284,855   12,924,852    6,551,330      (682,997)      (191,606)   12,400,446
  6,165,382    6,616,254   24,525,877   11,601,025    4,406,685     5,089,682     67,994,861    55,594,415
-----------  -----------  -----------  -----------  -----------   -----------   ------------   -----------
$ 5,064,251  $ 6,165,382  $39,810,732  $24,525,877  $10,958,015   $ 4,406,685   $ 67,803,255   $67,994,861
===========  ===========  ===========  ===========  ===========   ===========   ============   ===========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                TEMPLETON DEVELOPING       FIDELITY GROWTH
                                                                                 MARKETS SECURITIES         OPPORTUNITIES
                                                                                    SUB-ACCOUNT              SUB-ACCOUNT
                                                                             -------------------------  --------------------
                                                                                 2006          2005        2006       2005
                                                                             ------------  -----------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (183,808) $   (68,688) $  (1,190) $  (1,622)
  Net realized gain (loss) on investments...................................   11,370,221    2,595,920    (27,594)   (36,102)
  Change in unrealized appreciation (depreciation) of investments...........    1,413,976    8,233,377     35,547     64,126
                                                                             ------------  -----------  ---------  ---------
  Net increase (decrease) in net assets resulting from operations...........   12,600,389   10,760,609      6,763     26,402
                                                                             ------------  -----------  ---------  ---------
From capital transactions:
  Payments received from contract owners....................................    3,273,494    3,609,003      2,650      6,350
  Transfers between Sub-Accounts (including fixed account), net.............  (14,560,453)  (1,799,629)   (11,985)   (19,186)
  Transfers for contract benefits and terminations..........................   (4,473,829)  (3,116,271)  (120,023)  (122,502)
  Contract maintenance charges..............................................     (148,180)    (124,370)      (199)      (271)
                                                                             ------------  -----------  ---------  ---------
  Net increase (decrease) in net assets resulting from capital transactions.  (15,908,968)  (1,431,267)  (129,557)  (135,609)
                                                                             ------------  -----------  ---------  ---------
NET CHANGE IN NET ASSETS....................................................   (3,308,579)   9,329,342   (122,794)  (109,207)
NET ASSETS - BEGINNING OF PERIOD............................................   52,192,308   42,862,966    347,477    456,684
                                                                             ------------  -----------  ---------  ---------
NET ASSETS - END OF PERIOD.................................................. $ 48,883,729  $52,192,308  $ 224,683  $ 347,477
                                                                             ============  ===========  =========  =========

  The accompanying notes are an integral part of these financial statements.

                                                                                PIMCO STOCKSPLUS
 FIDELITY EQUITY INCOME      PIMCO HIGH YIELD         PIMCO LOW DURATION        GROWTH AND INCOME
      SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-----------------------  ------------------------  ------------------------  ----------------------
    2006        2005         2006         2005         2006         2005        2006        2005
-----------  ----------  -----------  -----------  -----------  -----------  ----------  ----------
$   134,443  $      784  $   863,011  $   392,133  $   266,483  $   137,965  $   49,459  $   11,798
  1,529,181     699,133      255,170       35,062      (33,431)      34,709      36,393      25,203
   (168,505)   (346,789)     119,847     (119,198)       1,182     (226,130)     96,200      (6,904)
-----------  ----------  -----------  -----------  -----------  -----------  ----------  ----------
  1,495,119     353,128    1,238,028      307,997      234,234      (53,456)    182,052      30,097
-----------  ----------  -----------  -----------  -----------  -----------  ----------  ----------
    136,465     431,496    2,347,587    2,050,058       17,400      321,501       5,176      13,271
    130,922    (213,628)    (171,562)   5,637,030     (301,757)    (937,057)    (58,760)   (107,847)
 (1,471,240)   (777,947)    (808,796)    (309,580)    (615,942)    (591,599)   (100,383)    (87,078)
    (23,849)    (22,165)     (51,040)     (21,331)     (31,100)     (32,372)     (3,692)     (3,729)
-----------  ----------  -----------  -----------  -----------  -----------  ----------  ----------
 (1,227,702)   (582,244)   1,316,189    7,356,177     (931,399)  (1,239,527)   (156,353)   (185,383)
-----------  ----------  -----------  -----------  -----------  -----------  ----------  ----------
    267,417    (229,116)   2,554,217    7,664,174     (697,165)  (1,292,983)     24,393    (155,286)
  8,889,375   9,118,491   11,879,844    4,215,670   10,399,997   11,692,980   1,430,485   1,585,771
-----------  ----------  -----------  -----------  -----------  -----------  ----------  ----------
$ 9,156,792  $8,889,375  $14,434,061  $11,879,844  $ 9,702,832  $10,399,997  $1,454,878  $1,430,485
===========  ==========  ===========  ===========  ===========  ===========  ==========  ==========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                                       AMERICAN FUNDS
                                                                              PIMCO TOTAL RETURN BOND  GLOBAL GROWTH
                                                                                    SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------------  --------------
                                                                                 2006         2005        2006 (E)
                                                                             -----------  -----------  --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   758,980  $   584,508     $   (138)
  Net realized gain (loss) on investments...................................     226,273      848,985           --
  Change in unrealized appreciation (depreciation) of investments...........    (425,395)  (1,112,817)       3,336
                                                                             -----------  -----------     --------
  Net increase (decrease) in net assets resulting from operations...........     559,858      320,676        3,198
                                                                             -----------  -----------     --------
From capital transactions:
  Payments received from contract owners....................................      36,405        9,119       87,400
  Transfers between Sub-Accounts (including fixed account), net.............  (1,623,350)  (3,680,889)     234,855
  Transfers for contract benefits and terminations..........................  (4,074,652)  (2,803,073)         (34)
  Contract maintenance charges..............................................     (44,580)     (52,938)         (76)
                                                                             -----------  -----------     --------
  Net increase (decrease) in net assets resulting from capital transactions.  (5,706,177)  (6,527,781)     322,145
                                                                             -----------  -----------     --------
NET CHANGE IN NET ASSETS....................................................  (5,146,319)  (6,207,105)     325,343
NET ASSETS - BEGINNING OF PERIOD............................................  28,433,489   34,640,594           --
                                                                             -----------  -----------     --------
NET ASSETS - END OF PERIOD.................................................. $23,287,170  $28,433,489     $325,343
                                                                             ===========  ===========     ========

--------
(e) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of MetLife Investors Insurance Company ("MLI"), was established by the Board of Directors of MLI on February 24, 1987 to support MLI's operations with respect to certain variable annuity contracts ("Contracts"). MLI is an independent wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The separate account was registered as a unit investment trust on June 11, 1987 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual separate account for financial reporting purposes. Each Sub-account invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Met Investors Fund, Russell Fund, AIM Fund, DWS Fund, MFS Fund, Metropolitan Fund, Putnam Fund, Templeton Fund, Fidelity Fund , PIMCO Fund and American Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios".

The assets of the Separate Account are registered in the name of MLI. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLI's other assets and liabilities. The portion of the Separate Account's assets attributable to the Contracts is not chargeable with liabilities arising out of any other business MLI may conduct.

The following Sub-Accounts were available for investment as of December 31, 2006:

             Lord Abbett Growth &       Russell Aggressive Equity
              Income Sub-Account*       Sub-Account
             Lord Abbett Bond           Russell Non-U.S.
              Debenture Sub-Account*    Sub-Account
             Van Kampen Mid-Cap Growth  Russell Core Bond
              Sub-Account*              Sub-Account
             Lord Abbett Mid-Cap Value  Russell Real Estate
              Sub-Account*              Securities Sub-Account
             Lord Abbett America's      AIM V.I. Capital
              Value Sub-Account         Appreciation Sub-Account
             Met/Putnam Capital
              Opportunities             AIM V.I. International
              Sub-Account*              Growth Sub-Account
             Oppenheimer Capital        DWS Small Cap Growth
              Appreciation Sub-Account* Sub-Account
             PIMCO Inflation Protected  DWS Government & Agency
              Bond Sub-Account          Securities Sub-Account
             Legg Mason Aggressive      Investors Trust
              Growth Sub-Account*       Sub-Account
             PIMCO Total Return         Davis Venture Value
              Sub-Account*              Sub-Account*
             RCM Global Technology      Harris Oakmark Focused
              Sub-Account               Value Sub-Account
             T. Rowe Price Mid Cap      Jennison Growth
              Growth Sub-Account*       Sub-Account*
             MFS Research
              International             MFS Total Return
              Sub-Account*              Sub-Account*
             Met/AIM Small Cap Growth   Capital Guardian U.S.
              Sub-Account               Equity Sub-Account
             Lazard Mid Cap Sub-Account FI International Stock
                                        Sub-Account*
             Harris Oakmark             BlackRock Money Market
              International Sub-Account Sub-Account*
             Third Avenue Small Cap     MetLife Stock Index
              Value Sub-Account*        Sub-Account*
             Neuberger Berman Real      BlackRock Bond Income
              Estate Sub-Account*       Sub-Account*
             Turner Mid-Cap Growth      BlackRock Strategic Value
              Sub-Account               Sub-Account
             Goldman Sachs Mid-Cap      Franklin Templeton Small
              Value Sub-Account         Cap Sub-Account
             MetLife Defensive          Western Asset Management
              Strategy Sub-Account      Strategic Bond
                                        Opportunities Sub-Account*
             MetLife Moderate Strategy  Western Asset Management
              Sub-Account               U.S. Government
                                        Sub-Account
             MetLife Balanced Strategy  T. Rowe Price Small Cap
              Sub-Account               Growth Sub-Account*
             MetLife Growth Strategy    T. Rowe Price Large Cap
              Sub-Account               Growth Sub-Account*
             MetLife Aggressive         Oppenheimer Global Equity
              Strategy Sub-Account      Sub-Account
             Van Kampen ComStock        Putnam Growth and Income
              Sub-Account               Sub-Account*
             Cyclical Growth ETF
              Sub-Account               Putnam Vista Sub-Account*
             Cyclical Growth and        Putnam Equity Income Fund
              Income ETF Sub-Account    Sub-Account
             Legg Mason Value Equity    Templeton Growth
              Sub-Account               Securities Sub-Account*
             Met/AIM Cap Appreciation   Templeton Foreign
              Sub-Account               Securities Fund
                                        Sub-Account
             Pioneer Fund Sub-Account   Templeton Developing
                                        Markets Securities Fund
                                        Sub-Account*
             Pioneer Mid-Cap Value      Fidelity Growth
              Sub-Account               Opportunities Sub-Account
             Pioneer Strategic Income   Fidelity Equity Income
              Sub-Account               Sub-Account

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006



1.  BUSINESS -- (CONTINUED)

             MFS Emerging Markets       PIMCO High Yield
              Equity Sub-Account        Sub-Account
             Loomis Sayles Global       PIMCO Low Duration
              Markets Sub-Account       Sub-Account
             Strategic Growth and       PIMCO StockPLUS Growth &
              Income Sub-Account        Income Sub-Account
             Strategic Conservative     PIMCO Total Return Bond
              Growth Sub-Account        Sub-Account
             Strategic Growth           American Fund Global
              Sub-Account               Growth Sub-Account
             Russell Multi-Style
              Equity Sub-Account
 * These Sub-Accounts within the Separate Account invest in two or more share classes within the underlying portfolios of the funds that may assess 12b-1 fees.

The operations of the Sub-Accounts changed as follows during the years ended 2006 and 2005:

For the year ended December 31, 2006:

             NAME CHANGES:
             OLD NAME                   NEW NAME
             Salomon Brothers U.S.      Western Asset Management
              Government Sub-Account    U.S. Government
                                        Sub-Account
             Salomon Brothers
              Strategic Bond            Western Asset Management
              Opportunities Sub-Account Strategic Bond Sub-Account
             Scudder Government &
              Agency Securities         DWS Government & Agency
              Sub-Account               Securities Sub-Account
             Scudder Small Cap Growth   DWS Small Cap Growth
              Sub-Account               Sub-Account
             Janus Aggressive Growth    Legg Mason Aggressive
              Sub-Account               Growth Sub-Account
             Lord Abbett Growth         Van Kampen Mid-Cap Growth
              Opportunities Sub-Account Sub-Account

             MERGERS:
             OLD NAME                   NEW NAME
             MFS Investors Trust        Legg Mason Value Equity
              Portfolio                 Portfolio

             ADDITIONS:
             Loomis Sayles Global       Strategic Growth
              Markets Sub-Account       Sub-Account
             Met/AIM Capital
              Appreciation Sub-Account  Pioneer Fund Sub-Account
             MFS Emerging Markets       Pioneer Mid-Cap Value
              Equity Sub-Account        Sub-Account
             Strategic Growth and       Pioneer Strategic Income
              Income Sub-Account        Sub-Account
             Strategic Conservative     American Funds Global
              Growth Sub-Account        Growth Sub-Account

             SUBSTITUTIONS:
             OLD PORTFOLIO              NEW PORTFOLIO
             Fidelity VIP Growth        T. Rowe Price Large Cap
              Portfolio                 Growth Portfolio
             Fidelity Growth & Income   Lord Abbett Growth &
              Portfolio                 Income Portfolio

             For the year ended
             December 31, 2005:

             NAME CHANGES:
             OLD NAME                   NEW NAME
             Met/AIM Mid-Cap Core
              Sub-Account               Lazard Mid-Cap Sub-Account
             PIMCO Innovation           RCM Global Technology
              Sub-Account               Sub-Account
             State Street Research      BlackRock Money Market
              Money Market Sub-Account  Sub-Account
             State Street Research      BlackRock Bond Income
              Bond Income Sub-Account   Sub-Account
             State Street Research      BlackRock Strategic Value
              Aurora Sub-Account        Sub-Account

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONTINUED)

             ADDITIONS:
             Met/AIM Small-Cap Growth
              Sub-Account
             Third Avenue Small-Cap
              Value Sub-Account
             Nueberger Berman Real
              Estate Sub-Account
             Van Kampen ComStock
              Sub-Account
             Jennison Growth
              Sub-Account
             BlackRock Money Market
              Sub-Account
             MetLife Stock Index
              Sub-Account
             Salomon Brothers U.S.
              Government Sub-Account
             Oppenheimer Global Equity
              Sub-Account
             Cyclical Growth and
              Income Growth Sub-Account
             Cyclical Growth EFT
              Sub-Account
             Legg Mason Value Equity
              Sub-Account

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation, which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of MLI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, MLI does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. MLI will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

    D. ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    E. PURCHASE PAYMENTS

       Purchase payments by MLI are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006



2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    F. ANNUITY PAYOUTS

       Net Assets allocated to Contracts in the payout period are computed according to the Annuity 2000 table or the 1983 Individual Mortality Table depending on the contract sold. The assumed investment return is
       3.0 percent, unless the annuitant elects otherwise, in which case the rate may be 4.0 percent. The mortality risk is fully borne by MLI and may result in additional amounts being transferred into the variable annuity account by MLI to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MLI.

    G. RECLASSIFICATIONS

       In the prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Sub-Accounts or unit values of the Contracts.

       In prior year financial statements, the Separate Account presented certain Sub-Accounts holding classes of shares of the same portfolio separately and reported them as multiple Sub-Accounts. In the current year financial statements, these Sub-Accounts have been combined and reported as one Sub-Account. The Sub-Accounts in the Statement of Operations and Statement of Changes in Net Assets for all prior periods have been reclassified and reported on a combined basis to conform with the current year's presentation. Combining these Sub-Accounts had no effect on the net assets of the Sub-Accounts or the unit value of the Contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

For the Contracts, MLI deducts a daily charge from the net assets of the Separate Account Sub-Accounts that ranges from an annual rate of 0.75% to an annual rate of 2.35%. This charge varies according to the product specifications. The mortality risks assumed by MLI arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant and to waive the withdrawal charge in the event of the death of the contract owner. The administrative fees cover the cost of establishing and maintaining the Contracts and the Separate Account. These charges result in the reduction of unit values.

For Contracts with a contingent deferred sales charge, there is no deduction from purchase payments for sales fees at the time a Contract is purchased. However, if all or a portion of the contract value is withdrawn, MLI deducts a withdrawal charge from the contract value or payment to the contract owner. The withdrawal charge is imposed on withdrawals of contract values attributable to purchase payments within a certain number of years after receipt and is equal to a flat percentage of the purchase payment withdrawn or on a declining scale, depending on the product. For certain Contracts, after the first contract anniversary, provided the contract value exceeds $5,000, the contract owner may make one withdrawal each contract year of up to 10% of the aggregate purchase payments (on deposit for more than one year) without incurring a withdrawal charge. For certain other Contracts, after the first anniversary, the contract owner may withdraw up to 10% of the aggregate purchase payments each contract year, without incurring a withdrawal fee. During the first contract year, MLI currently does not assess the withdrawal charge on amounts withdrawn under the systematic withdrawal program. These charges result in the redemption of units.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For Contracts with a sales charge, MLI deducts a sales charge from the gross purchase payment before the payment is allocated to the Separate Account and or a fixed account. The following table reflects the amount of the sales charge depending on the contract owner's investment at the time of the payment.

                                        SALES CHARGE AS A % OF
                  OWNER'S INVESTMENT    GROSS PURCHASE PAYMENT
                  ------------------    ----------------------
                  less than $50,000....          5.75%
                  $50,000--$99,999.99..          4.50%
                  $100,000--$249,999.99          3.50%
                  $250,000--$499,999.99          2.50%
                  $500,000--$999,999.99          2.00%
                  $1,000,000 or more...          1.00%

During the accumulation phase, MLI imposes an annual contract maintenance fee of $30 on Contracts with account values less than $50,000 on the contract anniversary. This fee covers the cost of contract administration for the previous year and is deducted pro rata from the Separate Account Sub-Accounts (and for some Contracts, the fixed account as well). The charge is taken from account value on a full withdrawal or on the annuity date if such annuity dates is other than the contract anniversary date. During the income phase, the charge is collected from each annuity payment, regardless of contract size. Subject to certain restrictions, the contract owner may transfer all or a portion of the accumulated value of the contract among the available Sub-Accounts and the fixed rate account. These charges result in the redemption of units.

After 12 transfers are made in a contract year, MLI may deduct a transfer fee of $25 per additional transfer or, if less, 2% of the amount transferred, from the contract value. Transfers made in a dollar cost averaging program are not subject to the transfer fee. These charges result in the redemption of units.

Currently, MLI advances any premium taxes due at the time purchase payments are made and deducts premium taxes at the time annuity payments begin. MLI reserves the right to deduct premium taxes when incurred.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006



4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sale of investments for the year ended December 31, 2006 were as follows:

                                                    PURCHASES      SALES
                                                   ------------ ------------
    Lord Abbett Growth & Income Sub-Account....... $134,046,436 $227,782,416
    Lord Abbett Bond Debenture Sub-Account........   25,187,589   50,711,570
    Van Kampen Mid-Cap Growth Sub-Account.........    6,800,198    7,443,024
    Lord Abbett Mid-Cap Value Sub-Account.........   44,138,214   53,494,674
    Lord Abbett America's Value Sub-Account.......   14,819,763    2,632,505
    Met/Putnam Capital Opportunities Sub-Account..    9,507,246   10,035,111
    Oppenheimer Capital Appreciation Sub-Account..   11,721,086   23,343,256
    PIMCO Inflation Protection Bond Sub-Account...    7,552,563   11,022,909
    Legg Mason Aggressive Growth Sub-Account......    9,150,596   25,306,003
    PIMCO Total Return Sub-Account................    3,100,676    7,918,512
    RCM Global Technology Sub-Account.............    1,631,177    3,280,358
    T. Rowe Price Mid Cap Growth Sub-Account......   14,858,308   31,960,620
    MFS Research International Sub-Account........   33,606,659   52,492,137
    Met/AIM Small Cap Growth Sub-Account..........   14,274,466   21,706,304
    Lazard Mid Cap Sub-Account....................    7,259,841    8,317,778
    Harris Oakmark International Sub-Account......   20,202,349   22,326,433
    Third Avenue Small Cap Value Sub-Account......   17,605,455   18,641,830
    Neuberger Berman Real Estate Sub-Account......   11,300,812   25,110,934
    Turner Mid-Cap Growth Sub-Account.............    1,793,549    2,356,658
    Goldman Sachs Mid-Cap Value Sub-Account.......   11,664,412    6,983,389
    MetLife Defensive Strategy Sub-Account........   40,579,091   21,079,586
    MetLife Moderate Strategy Sub-Account.........   79,354,847   15,101,554
    MetLife Balanced Strategy Sub-Account.........  181,811,334   11,323,792
    MetLife Growth Strategy Sub-Account...........  226,682,328   10,673,009
    MetLife Aggressive Strategy Sub-Account.......   25,536,762   29,478,255
    Van Kampen Comstock Sub-Account...............   44,011,938   10,088,875
    Cyclical Growth ETF Sub-Account...............   18,747,187    1,272,249
    Cyclical Growth and Income ETF Sub-Account....   21,764,980    1,863,720
    Legg Mason Value Equity Sub-Account...........   43,882,717    6,316,529
    Met/AIM Capital Appreciation Sub-Account (b)..      215,785      110,471
    Pioneer Fund Sub-Account (b)..................      362,353        1,860
    Pioneer Mid-Cap Value Sub-Account (b).........       76,490        3,611
    Pioneer Strategic Income Sub-Account (b)......      376,473        1,305
    MFS Emerging Markets Equity Sub-Account (b)...   11,088,636       89,946
    Loomis Sayles Global Markets Sub-Account (b)..      333,984        2,260
    Strategic Growth and Income Sub-Account (b)...   96,368,496        6,600
    Strategic Conservative Growth Sub-Account (b).  105,839,718       80,679
    Strategic Growth Sub-Account (b)..............   71,980,034           --
    Russell Multi-Style Equity Sub-Account........      471,493    8,815,172
    Russell Aggressive Equity Sub-Account.........      861,531    2,447,723
    Russell Non-US Sub-Account....................      638,352    4,141,184
    Russell Core Bond Sub-Account.................    1,232,282    5,070,791
    Russell Real Estate Securities Sub-Account....      505,376    1,200,911
    AIM V.I. Capital Appreciation Sub-Account.....      491,330    6,669,741
    AIM V.I. International Growth Sub-Account.....    5,696,596    6,766,015
    DWS Small Cap Value Sub-Account...............       26,460      319,409
    DWS Government & Agency Securities Sub-Account      103,334      521,879
    Investors Trust Sub-Account...................    3,331,431   41,376,925
    Davis Venture Value Sub-Account...............   26,960,810   43,354,634
    Harris Oakmark Focused Value Sub-Account......   11,724,367   13,658,510
    Jennison Growth Sub-Account...................   15,619,867   20,540,464
    MFS Investors Trust Sub-Account (a)...........      350,355    3,185,285
    MFS Total Return Sub-Account..................   17,104,078    2,999,321
    Capital Guardian U.S. Equity Sub-Account......   14,238,540   24,703,268

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006



4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                                    PURCHASES        SALES
                                                                  -------------- --------------
FI International Stock Sub-Account............................... $    1,409,033 $    5,248,792
BlackRock Money Market Sub-Account...............................    114,260,254     80,792,751
MetLife Stock Index Sub-Account..................................     15,302,946     15,004,033
BlackRock Bond Income Sub-Account................................     17,504,024     12,868,262
BlackRock Strategic Value Sub-Account............................      1,235,306      2,159,554
Franklin Templeton Small Cap Sub-Account.........................     11,350,154     10,185,980
Western Asset Management Strategic Bond Opportunities Sub-Account      1,108,178      1,466,621
Western Asset Management U.S. Government Sub-Account.............      1,756,121        780,231
T. Rowe Price Small Cap Growth Sub-Account.......................      1,045,128      2,768,728
T. Rowe Price Large Cap Growth Sub-Account.......................     95,050,477    130,317,294
Oppenheimer Global Equity Sub-Account............................     10,891,836        460,435
Putnam Growth & Income Sub-Account...............................      1,774,204      5,160,299
Putnam Vista Sub-Account.........................................        259,025      1,688,116
Putnam Equity Income Sub-Account.................................     11,124,673        351,404
Templeton Growth Securities Sub-Account..........................      6,496,406      1,036,801
Templeton Foreign Securities Sub-Account.........................      7,611,299     21,306,800
Templeton Developing Markets Securities Sub-Account..............      2,948,455     19,041,229
Fidelity Growth Opportunities Sub-Account........................         12,625        143,372
Fidelity Growth & Income Sub-Account (b).........................         51,155      1,371,459
Fidelity Equity-Income Sub-Account...............................      2,344,165      2,357,116
PIMCO High Yield Sub-Account.....................................      8,405,002      6,225,754
PIMCO Low Duration Sub-Account...................................      1,399,182      2,064,079
PIMCO StocksPLUS Growth Sub-Account..............................        145,258        253,457
PIMCO Total Return Bond Sub-Account..............................     42,470,940     60,876,809
American Funds Global Growth Sub-Account (b).....................        322,015              8
                                                                  -------------- --------------
Total............................................................ $1,824,868,610 $1,290,061,339
                                                                  ============== ==============

--------
(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                   LORD ABBETT    LORD ABBETT     VAN KAMPEN    LORD ABBETT
                                 GROWTH & INCOME BOND DEBENTURE MID-CAP GROWTH MID-CAP VALUE
                                   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                 --------------- -------------- -------------- -------------
Outstanding at December 31, 2005   26,137,911      19,002,390      5,540,015    12,134,519
Activity during 2006:
  Issued........................    1,187,483       1,365,191        694,113     1,316,845
  Redeemed......................   (5,128,380)     (3,776,598)    (1,026,967)   (2,637,948)
                                   ----------      ----------     ----------    ----------
Outstanding at December 31, 2006   22,197,014      16,590,983      5,207,161    10,813,416
                                   ==========      ==========     ==========    ==========

Outstanding at December 31, 2004   29,905,303      18,478,641      5,887,183    11,567,876
Activity during 2005:
  Issued........................    1,971,038       5,465,023        690,884     2,174,308
  Redeemed......................   (5,738,430)     (4,941,274)    (1,038,052)   (1,607,665)
                                   ----------      ----------     ----------    ----------
Outstanding at December 31, 2005   26,137,911      19,002,390      5,540,015    12,134,519
                                   ==========      ==========     ==========    ==========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006

  LORD ABBETT        MET/PUTNAM           OPPENHEIMER               PIMCO              LEGG MASON        PIMCO     RCM GLOBAL
AMERICA'S VALUE CAPITAL OPPORTUNITIES CAPITAL APPRECIATION INFLATION PROTECTED BOND AGGRESSIVE GROWTH TOTAL RETURN TECHNOLOGY
  SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
--------------- --------------------- -------------------- ------------------------ ----------------- ------------ -----------
   4,568,630          2,212,145            16,165,489              6,511,274           15,958,225      27,888,652   2,539,048
   1,311,892            267,836             2,979,206                838,475            1,065,575       5,644,119     571,231
    (616,278)          (563,060)           (3,988,212)            (1,455,823)          (3,582,181)     (7,399,747)   (879,110)
   ---------          ---------            ----------             ----------           ----------      ----------  ----------
   5,264,244          1,916,921            15,156,483              5,893,926           13,441,619      26,133,024   2,231,169
   =========          =========            ==========             ==========           ==========      ==========  ==========

   2,316,906          2,720,782            17,566,329              8,692,539           20,250,042      28,087,932   3,357,357
   2,706,934            102,131             5,020,924              1,430,837              827,233       5,436,076     618,001
    (455,210)          (610,768)           (6,421,764)            (3,612,102)          (5,119,050)     (5,635,356) (1,436,310)
   ---------          ---------            ----------             ----------           ----------      ----------  ----------
   4,568,630          2,212,145            16,165,489              6,511,274           15,958,225      27,888,652   2,539,048
   =========          =========            ==========             ==========           ==========      ==========  ==========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                    T. ROWE PRICE           MFS               MET/AIM        LAZARD
                                    MID CAP GROWTH RESEARCH INTERNATIONAL SMALL CAP GROWTH   MID CAP
                                     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
                                    -------------- ---------------------- ---------------- -----------
Outstanding at December 31, 2005...   15,203,506         15,507,023           7,550,815     2,227,684
Activity during 2006:
  Issued...........................    2,952,292          2,325,619             513,599       274,155
  Redeemed.........................   (5,252,031)        (4,474,845)         (2,080,301)     (495,073)
                                      ----------         ----------          ----------     ---------
  Outstanding at December 31, 2006.   12,903,767         13,357,797           5,984,113     2,006,766
                                      ==========         ==========          ==========     =========

Outstanding at December 31, 2004...   15,078,256         12,888,678           4,667,993     2,722,902
Activity during 2005:
  Issued...........................    3,587,693          6,445,633           5,239,356       316,790
  Redeemed.........................   (3,462,443)        (3,827,288)         (2,356,534)     (812,008)
                                      ----------         ----------          ----------     ---------
Outstanding at December 31, 2005...   15,203,506         15,507,023           7,550,815     2,227,684
                                      ==========         ==========          ==========     =========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006

       HARRIS          THIRD AVENUE       NEUBERGER          TURNER     GOLDMAN SACHS      METLIFE            METLIFE
OAKMARK INTERNATIONAL SMALL CAP VALUE BERMAN REAL ESTATE MID-CAP GROWTH MID-CAP VALUE DEFENSIVE STRATEGY MODERATE STRATEGY
     SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
--------------------- --------------- ------------------ -------------- ------------- ------------------ -----------------
      6,295,353          5,920,257         4,868,446       1,029,884      2,181,767        6,322,085        21,366,533
      1,230,954          1,329,569           678,283         207,373      1,109,308        4,917,609         9,530,887
     (1,843,283)        (1,702,288)       (1,622,306)       (247,855)      (754,810)      (2,977,270)       (3,476,592)
     ----------         ----------        ----------       ---------     ----------       ----------        ----------
      5,683,024          5,547,538         3,924,423         989,402      2,536,265        8,262,424        27,420,828
     ==========         ==========        ==========       =========     ==========       ==========        ==========

      6,954,807          6,296,258         1,552,403       1,457,917      1,750,355        1,937,189        10,636,014
      2,133,841          1,859,814         4,639,543         176,946      1,446,820        6,176,030        12,583,988
     (2,793,295)        (2,235,815)       (1,323,500)       (604,979)    (1,015,408)      (1,791,134)       (1,853,469)
     ----------         ----------        ----------       ---------     ----------       ----------        ----------
      6,295,353          5,920,257         4,868,446       1,029,884      2,181,767        6,322,085        21,366,533
     ==========         ==========        ==========       =========     ==========       ==========        ==========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                      METLIFE          METLIFE           METLIFE       VAN KAMPEN
                                 BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY  COMSTOCK
                                    SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                 ----------------- --------------- ------------------- -----------
Outstanding at December 31, 2005    59,266,853       58,883,485        12,099,254       3,599,394
Activity during 2006:
  Issued........................    24,230,743       26,068,145         3,061,704       4,851,096
  Redeemed......................    (8,603,507)      (7,300,295)       (3,256,467)     (1,653,821)
                                    ----------       ----------        ----------      ----------
Outstanding at December 31, 2006    74,894,089       77,651,335        11,904,491       6,796,669
                                    ==========       ==========        ==========      ==========

Outstanding at December 31, 2004    31,037,036       31,746,255         7,251,678              --
Activity during 2005:
  Issued........................    33,564,036       31,349,216         6,684,656       3,775,162
  Redeemed......................    (5,334,219)      (4,211,986)       (1,837,080)       (175,768)
                                    ----------       ----------        ----------      ----------
Outstanding at December 31, 2005    59,266,853       58,883,485        12,099,254       3,599,394
                                    ==========       ==========        ==========      ==========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006

 CYCLICAL   CYCLICAL GROWTH  LEGG MASON        MET/AIM            PIONEER         PIONEER         PIONEER
GROWTH ETF  AND INCOME ETF  VALUE EQUITY CAPITAL APPRECIATION      FUND        MID CAP VALUE  STRATEGIC INCOME
SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT (B)    SUB-ACCOUNT (B) SUB-ACCOUNT (B) SUB-ACCOUNT (B)
----------- --------------- ------------ -------------------- --------------- --------------- ----------------
   820,546       405,183        31,606              --                --              --               --
 1,806,891     2,151,507     4,271,650          14,880            18,242           6,586           18,490
  (184,332)     (264,094)     (698,560)         (8,145)             (203)           (324)             (55)
 ---------     ---------     ---------          ------            ------           -----           ------
 2,443,105     2,292,596     3,604,696           6,735            18,039           6,262           18,435
 =========     =========     =========          ======            ======           =====           ======

        --            --            --              --                --              --               --
   825,398       409,825        31,606              --                --              --               --
    (4,852)       (4,642)           --              --                --              --               --
 ---------     ---------     ---------          ------            ------           -----           ------
   820,546       405,183        31,606              --                --              --               --
 =========     =========     =========          ======            ======           =====           ======

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                  MFS EMERGING    LOOMIS SAYLES      STRATEGIC          STRATEGIC
                                 MARKETS EQUITY  GLOBAL MARKETS  GROWTH AND INCOME CONSERVATIVE GROWTH
                                 SUB-ACCOUNT (B) SUB-ACCOUNT (B)  SUB-ACCOUNT (B)    SUB-ACCOUNT (B)
                                 --------------- --------------- ----------------- -------------------
Outstanding at December 31, 2005           --            --                 --                 --
Activity during 2006:
  Issued........................    1,177,672        35,269          9,568,746         10,454,798
  Redeemed......................      (14,193)          (36)          (100,215)           (69,053)
                                    ---------        ------          ---------         ----------
Outstanding at December 31, 2006    1,163,479        35,233          9,468,531         10,385,745
                                    =========        ======          =========         ==========

Outstanding at December 31, 2004           --            --                 --                 --
Activity during 2005:
  Issued........................           --            --                 --                 --
  Redeemed......................           --            --                 --                 --
                                    ---------        ------          ---------         ----------
Outstanding at December 31, 2005           --            --                 --                 --
                                    =========        ======          =========         ==========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006


   STRATEGIC         RUSSELL            RUSSELL        RUSSELL     RUSSELL     RUSSELL REAL          AIM V.I.
    GROWTH      MULTI-STYLE EQUITY AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  ESTATE SECURITIES CAPITAL APPRECIATION
SUB-ACCOUNT (B)    SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
--------------- ------------------ ----------------- ----------- ----------- ----------------- --------------------
          --         2,495,854          502,797         901,452   1,392,616       125,482           2,204,039
   7,061,619            50,439           15,113          14,815      60,639         7,795              39,172
     (56,336)         (716,570)        (168,722)       (259,840)   (373,981)      (39,843)           (536,259)
   ---------        ----------         --------       ---------   ---------       -------           ---------
   7,005,283         1,829,723          349,188         656,427   1,079,274        93,434           1,706,952
   =========        ==========         ========       =========   =========       =======           =========

          --         3,502,648          691,249       1,261,708   1,719,866       167,353           2,771,084
          --            49,868           12,047          30,269      61,356         8,969              93,586
          --        (1,056,662)        (200,499)       (390,525)   (388,606)      (50,840)           (660,631)
   ---------        ----------         --------       ---------   ---------       -------           ---------
          --         2,495,854          502,797         901,452   1,392,616       125,482           2,204,039
   =========        ==========         ========       =========   =========       =======           =========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                       AIM V.I.             DWS          DWS GOVERNMENT
                                 INTERNATIONAL GROWTH SMALL CAP GROWTH & AGENCY SECURITIES INVESTORS TRUST
                                     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                 -------------------- ---------------- ------------------- ---------------
Outstanding at December 31, 2005        894,527           168,675            128,534          1,147,380
Activity during 2006:
  Issued........................        406,284             3,974              4,462             45,439
  Redeemed......................       (445,418)          (31,933)           (38,218)          (275,160)
                                       --------           -------            -------         ----------
Outstanding at December 31, 2006        855,393           140,716             94,778            917,659
                                       ========           =======            =======         ==========

Outstanding at December 31, 2004        511,893           212,686            166,555          3,141,423
Activity during 2005:
  Issued........................        589,860            20,866              8,262             76,658
  Redeemed......................       (207,226)          (64,877)           (46,283)        (2,070,701)
                                       --------           -------            -------         ----------
Outstanding at December 31, 2005        894,527           168,675            128,534          1,147,380
                                       ========           =======            =======         ==========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006


    DAVIS     HARRIS OAKMARK  JENNISON         MFS           MFS      CAPITAL GUARDIAN         FL
VENTURE VALUE FOCUSED VALUE    GROWTH    INVESTORS TRUST TOTAL RETURN   U.S. EQUITY    INTERNATIONAL STOCK
 SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT (A) SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
------------- -------------- ----------- --------------- ------------ ---------------- -------------------
 23,065,635      5,521,791    7,810,159     3,433,883     3,290,732      14,034,690          837,397
  3,988,581        653,346    2,357,896        39,555       667,547       1,631,784           93,049
 (5,341,514)    (1,195,532)  (2,666,488)   (3,473,438)     (421,267)     (2,586,207)        (298,018)
 ----------     ----------   ----------    ----------     ---------      ----------         --------
 21,712,702      4,979,605    7,501,567            --     3,537,012      13,080,267          632,428
 ==========     ==========   ==========    ==========     =========      ==========         ========

 22,830,671      6,638,629    7,626,777     3,908,131     2,647,889      14,592,382          930,015
  5,543,019        876,905    2,648,370       122,921     1,075,496       2,401,753           80,161
 (5,308,055)    (1,993,743)  (2,464,988)     (597,169)     (432,653)     (2,959,445)        (172,779)
 ----------     ----------   ----------    ----------     ---------      ----------         --------
 23,065,635      5,521,791    7,810,159     3,433,883     3,290,732      14,034,690          837,397
 ==========     ==========   ==========    ==========     =========      ==========         ========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                  BLACKROCK     METLIFE    BLACKROCK     BLACKROCK
                                 MONEY MARKET STOCK INDEX BOND INCOME STRATEGIC VALUE
                                 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT
                                 ------------ ----------- ----------- ---------------
Outstanding at December 31, 2005   5,790,856   3,159,767    700,921       222,081
Activity during 2006:
  Issued........................  17,559,482   1,308,220    434,070        30,155
  Redeemed...................... (14,464,900) (1,417,402)  (362,644)     (110,869)
                                 -----------  ----------   --------      --------
Outstanding at December 31, 2006   8,885,438   3,050,585    772,347       141,367
                                 ===========  ==========   ========      ========

Outstanding at December 31, 2004   2,068,250   3,058,217    253,118       276,925
Activity during 2005:
  Issued........................  11,807,420     956,412    529,584        58,590
  Redeemed......................  (8,084,814)   (854,862)   (81,781)     (113,434)
                                 -----------  ----------   --------      --------
Outstanding at December 31, 2005   5,790,856   3,159,767    700,921       222,081
                                 ===========  ==========   ========      ========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006

FRANKLIN TEMPLETON   WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT  T. ROWE PRICE    T. ROWE PRICE    OPPENHEIMER
 SMALL-CAP GROWTH  STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT      SMALL-CAP GROWTH LARGE-CAP GROWTH GLOBAL EQUITY
   SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
------------------ ---------------------------- ------------------------ ---------------- ---------------- -------------
     1,835,415               329,226                      4,435               851,662         4,655,618       305,962
     1,226,647                47,489                    119,291                98,265         7,586,549       653,823
    (1,147,970)              (77,913)                   (54,006)             (203,464)       (4,109,219)     (102,138)
    ----------               -------                    -------              --------        ----------      --------
     1,914,092               298,802                     69,720               746,463         8,132,948       857,647
    ==========               =======                    =======              ========        ==========      ========

       173,767               335,209                         --               912,167         3,763,068            --
     1,838,685                81,003                      6,454               155,447         1,486,178       317,086
      (177,037)              (86,986)                    (2,019)             (215,952)         (593,628)      (11,124)
    ----------               -------                    -------              --------        ----------      --------
     1,835,415               329,226                      4,435               851,662         4,655,618       305,962
    ==========               =======                    =======              ========        ==========      ========

     PUTNAM
GROWTH AND INCOME
   SUB-ACCOUNT
-----------------
    1,598,305
       60,122
     (368,555)
    ---------
    1,289,872
    =========

    1,842,883
      133,444
     (378,022)
    ---------
    1,598,305
    =========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                   PUTNAM       PUTNAM         TEMPLETON         TEMPLETON
                                    VISTA    EQUITY INCOME GROWTH SECURITIES FOREIGN SECURITIES
                                 SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                                 ----------- ------------- ----------------- ------------------
Outstanding at December 31, 2005   475,451     1,760,798        263,350           5,193,955
Activity during 2006:
  Issued........................    29,096       873,100        364,060             705,865
  Redeemed......................  (129,979)     (206,199)       (66,880)         (1,670,622)
                                  --------     ---------        -------          ----------
Outstanding at December 31, 2006   374,568     2,427,699        560,530           4,229,198
                                  ========     =========        =======          ==========

Outstanding at December 31, 2004   566,204       869,958        326,660           4,880,998
Activity during 2005:
  Issued........................    56,365     1,067,071         11,121           1,042,667
  Redeemed......................  (147,118)     (176,231)       (74,431)           (729,710)
                                  --------     ---------        -------          ----------
Outstanding at December 31, 2005   475,451     1,760,798        263,350           5,193,955
                                  ========     =========        =======          ==========

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006

TEMPLETON DEVELOPING       FIDELITY         FIDELITY       PIMCO       PIMCO     PIMCO STOCKSPLUS    PIMCO
 MARKETS SECURITIES  GROWTH OPPORTUNITIES EQUITY INCOME HIGH YIELD  LOW DURATION GROWTH & INCOME  TOTAL RETURN
    SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
-------------------- -------------------- ------------- ----------- ------------ ---------------- ------------
      3,488,075             37,228           639,119       910,444     863,341       154,607       2,134,374
        470,215              1,296            84,408       667,768     110,966        10,434         231,678
     (1,329,041)           (15,376)         (174,375)     (550,244)   (187,954)      (26,846)       (657,723)
     ----------            -------          --------     ---------    --------       -------       ---------
      2,629,249             23,148           549,152     1,027,968     786,353       138,195       1,708,329
     ==========            =======          ========     =========    ========       =======       =========

      3,465,025             52,541           703,824       332,838     966,209       176,526       2,624,882
        724,491              1,079           107,161       659,881     159,373         7,434         144,779
       (701,441)           (16,392)         (171,866)      (82,275)   (262,241)      (29,353)       (635,287)
     ----------            -------          --------     ---------    --------       -------       ---------
      3,488,075             37,228           639,119       910,444     863,341       154,607       2,134,374
     ==========            =======          ========     =========    ========       =======       =========

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONCLUDED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                                 AMERICAN FUNDS
                                                  GLOBAL GROWTH
                                                 SUB-ACCOUNT (B)
                                                 ---------------
                Outstanding at December 31, 2005         --
                Activity during 2006:
                  Issued........................     12,197
                  Redeemed......................        (11)
                                                     ------
                Outstanding at December 31, 2006     12,186
                                                     ======

                Outstanding at December 31, 2004         --
                Activity during 2005:
                  Issued........................         --
                  Redeemed......................         --
                                                     ------
                Outstanding at December 31, 2005         --
                                                     ======

--------
(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period from May 1, 2006 to December 31, 2006

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   LORD ABBETT       LORD ABBETT       VAN KAMPEN
                                                 GROWTH & INCOME    BOND DEBENTURE   MID-CAP GROWTH
                                                   SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                ------------------ ---------------- -----------------
2006
Units..........................................         22,197,014       16,590,983         5,207,161
Unit Fair Value, Lowest to Highest (1).........   $16.65 to $62.97 $13.37 to $19.63  $10.44 to $11.26
Net Assets.....................................     $1,254,313,868     $307,972,386       $56,740,449
Investment Income Ratio to Net Assets (2)......              1.73%            6.82%             0.00%
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%     2.35%, 0.75%      1.90%, 0.75%
Total Return, Lowest to Highest (4)............   15.06% to 16.91%   6.62% to 8.33%    6.34% to 7.56%
2005
Units..........................................         26,137,911       19,002,390                --
Unit Fair Value, Lowest to Highest (1).........   $12.48 to $52.55 $12.42 to $18.12               $--
Net Assets.....................................     $1,266,968,938     $327,280,969               $--
Investment Income Ratio to Net Assets (2)......              0.94%            0.00%                --
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%     2.35%, 0.75%                --
Total Return, Lowest to Highest (4)............     1.00% to 2.62%  -0.86% to 0.74%                --
2004
Units..........................................         29,905,303       18,478,641                --
Unit Fair Value, Lowest to Highest (1).........   $11.76 to $52.34 $12.78 to $17.98               $--
Net Assets.....................................     $1,416,012,804     $317,240,246               $--
Investment Income Ratio to Net Assets (2)......              0.43%            2.98%                --
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%     2.35%, 0.75%                --
Total Return, Lowest to Highest (4)............   10.02% to 11.80%   5.65% to 7.36%                --
2003
Units..........................................         28,329,579       20,138,758                --
Unit Fair Value, Lowest to Highest (1).........   $11.27 to $46.75 $11.49 to $16.75               $--
Net Assets.....................................     $1,205,120,382     $323,680,445               $--
Investment Income Ratio to Net Assets (2)......              1.00%            2.04%                --
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%     2.35%, 0.75%                --
Total Return, Lowest to Highest (4)............    27.7% to 29.75% 16.39% to 18.27%                --
2002
Units..........................................         23,011,313       13,627,092         3,094,416
Unit Fair Value, Lowest to Highest (1).........    $9.24 to $34.84 $10.03 to $13.83    $4.97 to $7.48
Net Assets.....................................       $755,879,493     $186,531,611       $22,792,098
Investment Income Ratio to Net Assets (2)......              0.95%            8.34%             0.00%
Expenses as a Percent of Average Net Assets (3)       2.25%, 0.85%     2.10%, 0.85%      1.80%, 0.85%
Total Return, Lowest to Highest (4)............ -19.94% to -18.64% -2.64% to -1.41% -30.4% to -29.74%

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

   LORD ABBETT      LORD ABBETT         MET/PUTNAM           OPPENHEIMER               PIMCO              LEGG MASON
  MID-CAP VALUE   AMERICA'S VALUE  CAPITAL OPPORTUNITIES CAPITAL APPRECIATION INFLATION PROTECTED BOND AGGRESSIVE GROWTH
   SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
----------------- ---------------- --------------------- -------------------- ------------------------ ------------------
       10,813,416        5,264,244           1,916,921            15,156,483             5,893,926             13,441,619
 $26.44 to $29.45 $15.86 to $16.54     $9.59 to $20.65       $8.75 to $11.27      $10.72 to $11.14        $7.44 to $10.77
     $304,617,015      $86,156,780         $38,262,759          $142,383,044           $64,649,920           $108,846,059
            0.61%            1.83%               0.09%                 0.14%                 3.73%                  0.00%
     1.90%, 0.75%     1.90%, 0.75%        1.90%, 0.75%          2.35%, 0.75%          2.35%, 1.30%           2.35%, 1.30%
 10.07% to 11.34%  12.60% to 13.9%    12.47% to 13.77%        5.12% to 6.81%      -1.94% to -0.91%       -4.01% to -3.00%
       12,134,519        4,568,630           2,212,145            16,165,489             6,511,274             15,958,225
 $24.02 to $26.45 $14.08 to $14.52     $8.42 to $18.17        $8.31 to $10.6      $10.93 to $11.25         $7.74 to $11.1
     $308,454,585      $65,779,907         $39,237,602          $144,482,219           $72,384,448           $134,458,398
            0.50%            0.00%               0.26%                 0.02%                 0.00%                  0.00%
      1.9%, 0.75%      1.9%, 0.75%         1.9%, 0.75%          2.35%, 0.75%           2.35%, 1.3%            2.35%, 1.3%
   6.02% to 7.24%   to 2% to 3.17%      7.73% to 8.97%        2.29% to 3.93%       -0.96% to 0.08%       10.95% to 12.11%
       11,567,876        2,316,906           2,720,782            17,566,329             8,692,539             20,250,042
 $22.66 to $24.66 $13.81 to $14.07     $7.71 to $16.69       $8.12 to $10.24      $11.04 to $11.24         $6.97 to $9.89
     $275,539,168      $32,408,165         $44,580,546          $148,102,308           $96,965,591           $152,910,724
            3.16%            4.84%               0.00%                 7.09%                 4.57%                  0.00%
     1.90%, 0.75%     1.90%, 0.75%        1.90%, 0.75%          2.35%, 1.30%          2.35%, 1.30%           2.35%, 1.30%
 22.15% to 23.57% 15.51% to 16.85%     16.1% to 17.44%        3.93% to 5.03%         6.47% to 7.6%         5.92% to 7.04%
        9,083,775          448,416           3,308,161            15,380,749             7,706,190              8,421,303
 $18.55 to $19.96 $11.95 to $12.05     $6.56 to $14.22         $7.8 to $9.73      $10.37 to $10.44         $6.58 to $9.22
     $176,105,641       $5,384,408         $46,460,529          $121,535,657           $80,239,422            $56,084,564
            2.56%            7.51%               0.00%                 0.00%                 5.18%                  0.00%
     1.90%, 0.75%     1.90%, 0.75%        1.90%, 0.75%          2.35%, 0.75%          2.35%, 1.30%           2.35%, 1.30%
 23.51% to 24.94% 19.53% to 20.45%    25.87% to 27.32%      25.55% to 27.57%        3.57% to 4.24%       27.86% to 29.21%
        7,467,124               --           3,919,125             3,485,515                    --              1,738,230
 $15.03 to $15.71              $--     $5.14 to $11.18        $6.21 to $6.28                   $--         $5.14 to $5.20
     $116,492,135              $--         $43,360,519           $21,773,006                   $--             $8,985,725
            0.54%               --               0.08%                 0.01%                    --                  0.01%
     1.80%, 0.85%               --        1.80%, 0.85%          2.05%, 1.40%                    --           2.05%, 1.40%
-11.2% to -10.35%               --   -22.6% to -21.86%    -25.78% to -26.27%                    --     -28.84% to -29.30%

     PIMCO
  TOTAL RETURN
  SUB-ACCOUNT
----------------
      26,133,024
$12.00 to $13.17
    $327,612,133
           2.60%
    2.35%, 0.75%
  2.10% to 3.74%
      27,888,652
$11.74 to $12.68
    $339,140,105
           0.01%
    2.35%, 0.75%
 -0.12% to 1.49%
      28,087,932
$11.74 to $12.48
    $338,736,886
           6.52%
    2.35%, 0.75%
  2.54% to 4.19%
      16,389,544
$11.44 to $11.96
    $190,243,251
           2.83%
    2.35%, 0.75%
  1.88% to 3.53%
       6,145,156
$11.22 to $11.36
     $69,461,177
           0.00%
    2.05%, 1.40%
  7.77% to 7.08%

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    RCM GLOBAL       T. ROWE PRICE MID     MFS RESEARCH
                                                    TECHNOLOGY          CAP GROWTH         INTERNATIONAL
                                                    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                ------------------- ------------------- -------------------
2006
Units..........................................           2,231,169          12,903,767          13,357,797
Unit Fair Value, Lowest to Highest (1).........      $4.71 to $4.95      $8.04 to $8.75    $15.31 to $23.06
Net Assets.....................................         $10,819,347        $107,929,919        $233,658,652
Investment Income Ratio to Net Assets (2)......               0.00%               0.00%               1.75%
Expenses as a Percent of Average Net Assets (3)        2.35%, 1.30%        2.35%, 0.75%        2.35%, 0.75%
Total Return, Lowest to Highest (4)............      2.91% to 3.99%      3.70% to 5.37%    23.63% to 25.62%
2005
Units..........................................           2,539,048          15,203,506          15,507,023
Unit Fair Value, Lowest to Highest (1).........      $4.58 to $4.76       $7.75 to $8.3    $12.37 to $18.32
Net Assets.....................................         $11,888,282        $121,624,335        $219,052,682
Investment Income Ratio to Net Assets (2)......               0.00%               0.00%               0.46%
Expenses as a Percent of Average Net Assets (3)         2.35%, 1.3%        2.35%, 0.85%        2.35%, 0.75%
Total Return, Lowest to Highest (4)............      8.44% to 9.59%    11.97% to 13.66%    13.73% to 15.55%
2004
Units..........................................           3,357,357          15,078,256          12,888,678
Unit Fair Value, Lowest to Highest (1).........      $4.22 to $4.35       $6.91 to $7.3    $10.87 to $15.82
Net Assets.....................................         $14,409,596        $106,863,377        $159,862,343
Investment Income Ratio to Net Assets (2)......               0.08%               0.00%               0.25%
Expenses as a Percent of Average Net Assets (3)        2.35%, 1.30%        2.35%, 0.75%        2.35%, 0.75%
Total Return, Lowest to Highest (4)............    -6.54% to -5.55%    15.08% to 16.94%    16.78% to 18.66%
2003
Units..........................................           1,767,899          11,428,214           7,636,043
Unit Fair Value, Lowest to Highest (1).........      $4.51 to $4.60      $6.00 to $6.24     $9.30 to $13.33
Net Assets.....................................          $8,065,893         $69,508,837         $86,352,331
Investment Income Ratio to Net Assets (2)......               0.00%               0.00%               0.62%
Expenses as a Percent of Average Net Assets (3)        2.35%, 1.30%        2.35%, 0.75%        2.35%, 0.75%
Total Return, Lowest to Highest (4)............    53.91% to 55.54%    33.47% to 35.62%    28.98% to 31.06%
2002
Units..........................................             610,838           2,558,021           1,580,897
Unit Fair Value, Lowest to Highest (1).........      $2.92 to $2.96      $4.49 to $4.56      $7.20 to $7.32
Net Assets.....................................          $1,797,261         $11,560,184         $11,458,592
Investment Income Ratio to Net Assets (2)......               0.00%               0.00%               0.28%
Expenses as a Percent of Average Net Assets (3)        2.25%, 1.40%        2.25%, 0.85%        2.25%, 0.85%
Total Return, Lowest to Highest (4)............ -51.42% to  -51.83% -45.29% to  -44.51% -12.55% to  -13.77%

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

     MET/AIM              LAZARD          HARRIS OAKMARK       THIRD AVENUE         NEUBERGER           TURNER
 SMALL CAP GROWTH         MID CAP         INTERNATIONAL       SMALL CAP VALUE   BERMAN REAL ESTATE  MID-CAP GROWTH
   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
------------------- ------------------- ------------------- ------------------- ------------------ ----------------
          5,984,113           2,006,766           5,683,024           5,547,538         3,924,423           989,402
    $8.37 to $14.69    $15.64 to $16.41    $19.13 to $20.07    $17.49 to $20.21  $18.97 to $28.41  $12.45 to $12.96
        $83,414,752         $32,320,745        $112,021,036         $99,987,762       $79,745,324       $12,526,407
              0.00%               0.31%               2.59%               0.45%             1.10%             0.00%
       2.35%, 1.30%        2.35%, 1.30%        2.35%, 1.30%        2.35%, 1.30%      2.35%, 1.00%      2.35%, 0.85%
   11.54% to 12.71%    12.02% to 13.20%    25.86% to 27.19%    10.51% to 11.67%  34.40% to 36.22%    3.61% to 5.18%
          7,550,815           2,227,684           6,295,353           5,920,257         4,868,446         1,029,884
    $7.45 to $13.04     $13.95 to $14.5    $15.18 to $15.78    $15.81 to $18.08  $14.11 to $20.89  $12.01 to $12.32
        $93,177,860         $31,807,254         $97,858,342         $95,982,000       $73,434,177       $12,503,351
              0.00%               0.06%               0.00%               0.00%             0.00%             0.00%
        2.35%, 1.3%         2.35%, 1.3%         2.35%, 1.3%         2.35%, 1.3%       2.35%, 1.3%       2.35%, 1.3%
     5.76% to 6.87%      5.56% to 6.67%    11.59% to 12.77%     12.8% to 13.99%  10.66% to 11.83%    8.78% to 9.92%
          4,667,993           2,722,902           6,954,807           6,296,258         1,552,403         1,457,917
    $11.85 to $12.2     $13.2 to $13.59    $13.59 to $13.99    $14.00 to $14.35  $12.75 to $12.87  $11.04 to $11.16
        $56,301,565         $36,591,722         $96,251,804         $89,472,332       $19,879,342       $16,169,474
              0.00%               0.00%               0.00%               2.06%             5.12%             0.00%
       2.35%, 1.30%        2.35%, 1.30%        2.35%, 1.30%        2.35%, 1.30%      2.35%, 1.30%      2.35%, 0.85%
     3.95% to 5.05%    11.74% to 12.92%    17.72% to 18.96%    23.56% to 24.87%  27.52% to 28.68%  10.44% to 11.56%
          3,833,712           3,736,086           6,077,658           6,229,319                --                --
    $7.16 to $11.61    $11.80 to $12.03    $11.53 to $11.76    $11.32 to $12.95               $--               $--
        $44,193,099         $44,638,929         $70,998,028         $71,162,799               $--               $--
              0.00%               1.56%               2.46%               1.71%                --                --
       2.35%, 1.30%        2.35%, 1.30%        2.35%, 1.30%        2.35%, 1.30%                --                --
   35.64% to 37.07%    23.25% to 24.55%    28.08% to 31.11%     38.14% to 39.6%                --                --
            521,347             653,527           1,063,308             873,499                --                --
     $8.74 to $8.83      $9.57 to $9.67      $8.38 to $8.47      $8.19 to $8.23               $--               $--
         $4,585,205          $6,291,708          $8,972,385          $7,174,755               $--               $--
              0.00%               0.02%               0.14%               0.38%                --                --
       2.25%, 1.40%        2.25%, 1.40%        2.25%, 1.40%        2.25%, 1.40%                --                --
-19.23% to  -19.92% -12.06% to  -12.80% -28.51% to  -29.12% -17.68% to  -18.14%                --                --

 GOLDMAN SACHS
 MID-CAP VALUE
  SUB-ACCOUNT
----------------
       2,536,265
$14.78 to $15.38
     $38,139,523
           0.00%
    2.35%, 0.85%
13.01% to 14.71%
       2,181,767
$13.08 to $13.41
     $28,841,121
           0.72%
     2.35%, 1.3%
 9.93% to 11.09%
       1,750,355
 $11.9 to $12.02
     $20,909,564
           1.57%
    2.35%, 0.85%
18.96% to 20.16%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     METLIFE            METLIFE           METLIFE
                                                DEFENSIVE STRATEGY MODERATE STRATEGY BALANCED STRATEGY
                                                   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                ------------------ ----------------- -----------------
2006
Units..........................................         8,262,424        27,420,828        74,894,089
Unit Fair Value, Lowest to Highest (1).........  $10.93 to $11.32  $11.37 to $11.77  $11.88 to $12.30
Net Assets.....................................       $91,508,405      $315,943,046      $902,216,343
Investment Income Ratio to Net Assets (2)......             0.01%             0.01%             0.01%
Expenses as a Percent of Average Net Assets (3)      2.35%, 0.75%      2.35%, 0.75%      2.35%, 0.75%
Total Return, Lowest to Highest (4)............    6.11% to 7.82%    7.68% to 9.41%   9.38% to 11.14%
2005
Units..........................................         6,322,085        21,366,533        59,266,853
Unit Fair Value, Lowest to Highest (1).........   $10.3 to $10.43  $10.56 to $10.69  $10.86 to $10.99
Net Assets.....................................       $65,586,282      $227,166,091      $648,361,282
Investment Income Ratio to Net Assets (2)......             1.03%             1.28%             1.20%
Expenses as a Percent of Average Net Assets (3)       2.35%, 1.3%       2.35%, 1.3%       2.35%, 1.3%
Total Return, Lowest to Highest (4)............    2.06% to 3.13%    3.36% to 4.45%    4.64% to 5.74%
2004
Units..........................................         1,937,189        10,636,014        31,037,036
Unit Fair Value, Lowest to Highest (1).........   $10.1 to $10.11  $10.22 to $10.23  $10.38 to $10.40
Net Assets.....................................       $19,576,879      $108,759,780      $322,474,174
Investment Income Ratio to Net Assets (2)......             8.88%             6.77%             5.05%
Expenses as a Percent of Average Net Assets (3)      2.35%, 1.30%      2.35%, 1.30%      2.35%, 1.30%
Total Return, Lowest to Highest (4)............    0.96% to 1.13%    2.16% to 2.33%     3.8% to 3.97%
2003
Units..........................................                --                --                --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--
Net Assets.....................................               $--               $--               $--
Investment Income Ratio to Net Assets (2)......                --                --                --
Expenses as a Percent of Average Net Assets (3)                --                --                --
Total Return, Lowest to Highest (4)............                --                --                --
2002
Units..........................................                --                --                --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--
Net Assets.....................................               $--               $--               $--
Investment Income Ratio to Net Assets (2)......                --                --                --
Expenses as a Percent of Average Net Assets (3)                --                --                --
Total Return, Lowest to Highest (4)............                --                --                --

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

    METLIFE            METLIFE         VAN KAMPEN        CYCLICAL            CYCLICAL           LEGG MASON
GROWTH STRATEGY  AGGRESSIVE STRATEGY    COMSTOCK        GROWTH ETF     GROWTH AND INCOME ETF   VALUE EQUITY
  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
---------------- ------------------- ---------------- ---------------- --------------------- -----------------
      77,651,335        11,904,491          6,796,669        2,443,105          2,292,596            3,604,696
$12.53 to $12.97  $12.78 to $13.23   $11.80 to $12.12 $11.34 to $11.43   $11.09 to $11.17     $11.05 to $11.25
    $986,336,802      $154,159,455        $81,752,237      $27,884,955        $25,580,451          $40,209,812
           0.01%             0.01%              0.00%            1.53%              2.21%                0.00%
    2.35%, 0.75%      2.35%, 0.75%       2.35%, 0.75%     1.90%, 1.30%       1.90%, 1.30%         2.35%, 0.75%
10.96% to 12.75%  11.02% to 12.80%   13.36% to 15.19% 11.71% to 12.38%    9.63% to 10.29%       4.11% to 5.79%
      58,883,485        12,099,254          3,599,394          820,546            405,183               31,606
$11.29 to $11.43  $11.51 to $11.65   $10.41 to $10.52 $10.16 to $10.17   $10.12 to $10.13     $10.61 to $10.63
    $669,542,343      $140,266,322        $37,740,754       $8,343,251         $4,104,208             $335,617
           1.12%             0.87%              2.41%            3.11%              2.73%                0.00%
     2.35%, 1.3%       2.35%, 1.3%        2.2%, 0.75%      1.65%, 1.3%         1.9%, 1.3%          1.9%, 1.55%
   6.6% to 7.72%    7.82% to 8.96%     4.22% to 5.22%   1.62% to 1.71%     1.17% to 1.33%    -1.35% to  -1.34%
      31,746,255         7,251,678                 --               --                 --                   --
$10.59 to $10.61  $10.68 to $10.69                $--              $--                $--                  $--
    $336,536,558       $77,491,222                $--              $--                $--                  $--
           3.18%             1.17%                 --               --                 --                   --
    2.35%, 1.30%      2.35%, 1.30%                 --               --                 --                   --
   5.9% to 6.08%    6.75% to 6.93%                 --               --                 --                   --
              --                --                 --               --                 --                   --
             $--               $--                $--              $--                $--                  $--
             $--               $--                $--              $--                $--                  $--
              --                --                 --               --                 --                   --
              --                --                 --               --                 --                   --
              --                --                 --               --                 --                   --
              --                --                 --               --                 --                   --
             $--               $--                $--              $--                $--                  $--
             $--               $--                $--              $--                $--                  $--
              --                --                 --               --                 --                   --
              --                --                 --               --                 --                   --
              --                --                 --               --                 --                   --

      MET/AIM
CAPITAL APPRECIATION
  SUB-ACCOUNT (B)
--------------------
             6,735
  $13.96 to $14.94
           $99,153
             0.21%
      1.90%, 1.30%
    4.88% to 5.51%
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:


                                                    PIONEER          PIONEER          PIONEER
                                                     FUND         MID CAP VALUE   STRATEGIC INCOME
                                                SUB-ACCOUNT (B)  SUB-ACCOUNT (B)  SUB-ACCOUNT (B)
                                                ---------------- ---------------- ----------------
2006
Units..........................................           18,039            6,262           18,435
Unit Fair Value, Lowest to Highest (1)......... $18.46 to $21.42 $11.97 to $12.21 $18.05 to $20.43
Net Assets.....................................         $374,110          $76,182         $363,745
Investment Income Ratio to Net Assets (2)......            0.00%            0.47%           12.02%
Expenses as a Percent of Average Net Assets (3)     1.90%, 0.75%     1.90%, 0.75%     1.90%, 0.75%
Total Return, Lowest to Highest (4)............ 13.75% to 15.06% 10.45% to 11.72%   4.31% to 5.51%
2005
Units..........................................               --               --               --
Unit Fair Value, Lowest to Highest (1).........              $--              $--              $--
Net Assets.....................................              $--              $--              $--
Investment Income Ratio to Net Assets (2)......               --               --               --
Expenses as a Percent of Average Net Assets (3)               --               --               --
Total Return, Lowest to Highest (4)............               --               --               --
2004
Units..........................................               --               --               --
Unit Fair Value, Lowest to Highest (1).........              $--              $--              $--
Net Assets.....................................              $--              $--              $--
Investment Income Ratio to Net Assets (2)......               --               --               --
Expenses as a Percent of Average Net Assets (3)               --               --               --
Total Return, Lowest to Highest (4)............               --               --               --
2003
Units..........................................               --               --               --
Unit Fair Value, Lowest to Highest (1).........              $--              $--              $--
Net Assets.....................................              $--              $--              $--
Investment Income Ratio to Net Assets (2)......               --               --               --
Expenses as a Percent of Average Net Assets (3)               --               --               --
Total Return, Lowest to Highest (4)............               --               --               --
2002
Units..........................................               --               --               --
Unit Fair Value, Lowest to Highest (1).........              $--              $--              $--
Net Assets.....................................              $--              $--              $--
Investment Income Ratio to Net Assets (2)......               --               --               --
Expenses as a Percent of Average Net Assets (3)               --               --               --
Total Return, Lowest to Highest (4)............               --               --               --

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

 MFS EMERGING     LOOMIS SAYLES       STRATEGIC          STRATEGIC         STRATEGIC          RUSSELL            RUSSELL
MARKETS EQUITY   GLOBAL MARKETS   GROWTH AND INCOME CONSERVATIVE GROWTH     GROWTH       MULTI-STYLE EQUITY AGGRESSIVE EQUITY
SUB-ACCOUNT (B)  SUB-ACCOUNT (B)   SUB-ACCOUNT (B)    SUB-ACCOUNT (B)   SUB-ACCOUNT (B)     SUB-ACCOUNT        SUB-ACCOUNT
---------------- ---------------- ----------------- ------------------- ---------------- ------------------ -----------------
       1,163,479           35,233        9,468,531         10,385,745          7,005,283        1,829,723            349,188
$10.41 to $10.49 $10.27 to $10.35 $10.19 to $10.26   $10.23 to $10.33   $10.31 to $10.40           $13.16             $15.13
     $12,147,300         $363,073      $96,571,565       $106,307,471        $72,244,538      $24,075,386         $5,282,370
           2.49%            1.42%            0.15%              0.25%              0.23%            0.98%              0.17%
    2.35%, 1.30%     2.35%, 1.30%     1.90%, 0.85%       1.90%, 0.85%       1.90%, 0.85%            1.40%              1.40%
  4.12% to 4.86%   2.74% to 3.46%   1.93% to 2.08%      2.3% to 2.44%     3.07% to 3.22%           11.18%             13.20%
              --               --               --                 --                 --        2,495,854            502,797
             $--              $--              $--                $--                $--           $11.83             $13.36
             $--              $--              $--                $--                $--      $29,537,014         $6,719,215
              --               --               --                 --                 --            1.12%              0.17%
              --               --               --                 --                 --            1.40%              1.40%
              --               --               --                 --                 --            5.78%              4.89%
              --               --               --                 --                 --        3,502,648            691,249
             $--              $--              $--                $--                $--           $11.19             $12.74
             $--              $--              $--                $--                $--      $39,185,661         $8,807,286
              --               --               --                 --                 --            0.76%              3.49%
              --               --               --                 --                 --            1.40%              1.40%
              --               --               --                 --                 --   8.28% to 8.28%   13.13% to 13.13%
              --               --               --                 --                 --        4,207,248            855,054
             $--              $--              $--                $--                $--           $10.33             $11.26
             $--              $--              $--                $--                $--      $43,469,136         $9,629,644
              --               --               --                 --                 --            0.75%              0.10%
              --               --               --                 --                 --            1.40%              1.40%
              --               --               --                 --                 --           27.07%             43.58%
              --               --               --                 --                 --        4,582,713            968,192
             $--              $--              $--                $--                $--            $8.13              $7.84
             $--              $--              $--                $--                $--      $37,245,516         $7,588,538
              --               --               --                 --                 --            0.60%              0.00%
              --               --               --                 --                 --            1.40%              1.40%
              --               --               --                 --                 --          -24.26%            -20.18%

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:


                                                    RUSSELL         RUSSELL       RUSSELL REAL
                                                   NON-U.S.        CORE BOND    ESTATE SECURITIES
                                                  SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                                ---------------- -------------- -----------------
2006
Units..........................................          656,427      1,079,274           93,434
Unit Fair Value, Lowest to Highest (1).........           $17.35         $14.23           $34.42
Net Assets.....................................      $11,391,245    $15,354,316       $3,216,373
Investment Income Ratio to Net Assets (2)......            2.18%          4.38%            1.87%
Expenses as a Percent of Average Net Assets (3)            1.40%          1.40%            1.40%
Total Return, Lowest to Highest (4)............           21.93%          2.28%           33.96%
2005
Units..........................................          901,452      1,392,616          125,482
Unit Fair Value, Lowest to Highest (1).........           $14.23         $13.91           $25.70
Net Assets.....................................      $12,830,073    $19,370,351       $3,224,635
Investment Income Ratio to Net Assets (2)......            1.58%          3.51%            2.04%
Expenses as a Percent of Average Net Assets (3)            1.40%          1.40%            1.40%
Total Return, Lowest to Highest (4)............           12.11%          0.60%           11.39%
2004
Units..........................................        1,261,708      1,719,866          167,353
Unit Fair Value, Lowest to Highest (1).........           $12.70         $13.83           $23.07
Net Assets.....................................      $16,017,662    $23,779,833       $3,860,845
Investment Income Ratio to Net Assets (2)......            1.87%          4.13%            8.13%
Expenses as a Percent of Average Net Assets (3)            1.40%          1.40%            1.40%
Total Return, Lowest to Highest (4)............ 16.65% to 16.65% 3.21% to 3.21% 33.01% to 33.01%
2003
Units..........................................        1,617,799      2,133,352          197,639
Unit Fair Value, Lowest to Highest (1).........           $10.88         $13.40           $17.34
Net Assets.....................................      $17,606,468    $28,579,979       $3,428,028
Investment Income Ratio to Net Assets (2)......            2.61%          5.13%            5.25%
Expenses as a Percent of Average Net Assets (3)            1.40%          1.40%            1.40%
Total Return, Lowest to Highest (4)............           36.86%          4.68%           35.30%
2002
Units..........................................        1,815,696      2,637,246          204,428
Unit Fair Value, Lowest to Highest (1).........            $7.95         $12.80           $12.82
Net Assets.....................................      $14,436,845    $33,718,319       $2,620,181
Investment Income Ratio to Net Assets (2)......            1.51%          2.93%            5.16%
Expenses as a Percent of Average Net Assets (3)            1.40%          1.40%            1.40%
Total Return, Lowest to Highest (4)............          -16.33%          7.33%            2.36%

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                                                                     DWS
      AIM V.I              AIM V.I               DWS         GOVERNMENT & AGENCY                          DAVIS
CAPITAL APPRECIATION INTERNATIONAL GROWTH  SMALL CAP GROWTH      SECURITIES       INVESTORS TRUST     VENTURE VALUE
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-------------------- -------------------- ------------------ ------------------- ------------------ ------------------
         1,706,952               855,393             140,716            94,778              917,659         21,712,702
   $6.90 to $23.85      $11.69 to $26.70      $9.67 to $9.89  $13.67 to $13.98     $12.14 to $12.42   $13.94 to $41.15
       $20,480,112           $16,393,934          $1,390,556        $1,321,448          $11,310,194       $334,265,042
             0.05%                 1.06%               0.00%             4.15%                0.27%              0.71%
      1.90%, 0.85%          1.90%, 0.85%        1.80%, 1.40%      1.80%, 1.40%         1.80%, 1.40%       2.35%, 0.75%
    4.07% to 5.40%      25.48% to 27.15%      3.39% to 3.81%    2.31% to 2.72%     10.69% to 11.13%   11.76% to 13.55%
         2,204,039               894,527             168,675           128,534            1,147,380         23,065,635
   $6.54 to $22.78       $9.19 to $21.15      $9.35 to $9.53  $13.36 to $13.61     $10.96 to $11.17   $12.46 to $36.24
       $25,322,763           $13,361,653          $1,605,802        $1,745,552          $12,739,250       $307,539,950
             0.06%                 0.76%               0.00%             4.17%                0.67%              0.52%
       1.8%, 0.85%           1.9%, 0.85%          1.8%, 1.4%        1.8%, 1.4%           1.8%, 1.4%       2.35%, 0.75%
     6.9% to 7.92%      15.49% to 16.93%      5.17% to 5.59%     .75% to 1.15%       5.12% to 5.54%     7.59% to 9.32%
         2,771,084               511,893             212,686           166,555            3,141,423         22,830,671
   $6.06 to $21.25       $7.86 to $18.21      $8.89 to $9.02  $13.26 to $13.46     $10.43 to $10.68   $11.57 to $33.15
       $29,706,684            $6,219,932          $1,918,049        $2,237,156          $33,348,357       $274,155,409
             0.00%                 0.63%               0.00%             3.82%                0.57%              0.46%
      1.90%, 0.85%          1.90%, 0.85%        1.80%, 1.40%      1.80%, 1.40%         1.80%, 1.40%       2.35%, 0.75%
    4.33% to 5.72%      21.37% to 22.95%      9.04% to 9.48%     1.9% to 2.31%        9.14% to 9.8%     9.53% to 11.3%
         3,341,333               569,813             256,266           228,371            4,077,987         15,450,341
   $5.74 to $20.25       $6.39 to $14.91      $8.15 to $8.24  $13.01 to $13.15       $9.56 to $9.73   $10.56 to $29.78
       $34,170,813            $5,651,858          $2,111,377        $3,000,315          $39,474,799       $166,549,898
             0.00%                 0.52%               0.00%             4.84%                0.58%              0.24%
      1.90%, 0.85%          1.90%, 0.85%        1.80%, 1.40%      1.80%, 1.40%         1.80%, 1.40%       2.35%, 0.75%
  26.75% to 28.42%      26.18% to 27.97%    30.57% to 31.10%    0.43% to 0.84%     19.66% to 20.45%    27.7% to 29.76%
         3,903,744               655,447             249,283           311,697            4,226,401          4,471,021
    $4.47 to $8.33        $5.00 to $7.89      $6.24 to $6.29  $12.96 to $13.04       $7.99 to $8.07     $8.26 to $8.39
       $31,202,678            $5,074,641          $1,566,700        $4,062,899          $34,003,783        $37,182,400
             0.00%                 0.55%               0.00%             4.08%                0.52%              0.53%
      1.80%, 0.85%          1.80%, 0.85%        1.80%, 1.40%      1.80%, 1.40%         1.80%, 1.40%        2.25%, .85%
  -25.71% to  -25%    -17.18% to -16.39%  -34.39% to -34.65%    6.55% to 6.12%   -22.56% to -22.25% -17.26% to -18.41%

  HARRIS OAKMARK
     FOCUSED
   SUB-ACCOUNT
------------------
         4,979,605
  $17.28 to $18.16
       $88,607,294
             0.09%
      2.35%, 1.30%
   9.58% to 10.73%
         5,521,791
   $15.75 to $16.4
       $89,084,192
             0.00%
       2.35%, 1.3%
    7.17% to 8.29%
         6,638,629
  $14.68 to $15.14
       $99,304,225
             1.21%
      2.35%, 1.30%
     7.1% to 8.23%
         7,973,293
  $13.70 to $13.99
      $110,603,910
             0.05%
      2.35%, 1.30%
  29.26% to 30.62%
         2,218,864
  $10.59 to $10.71
       $23,633,258
             0.10%
      2.25%, 1.40%
-10.33% to -11.09%

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    JENNISON                                 MFS
                                                     GROWTH        MFS INVESTORS TRUST   TOTAL RETURN
                                                   SUB-ACCOUNT       SUB-ACCOUNT (A)     SUB-ACCOUNT
                                                ------------------ ------------------- ----------------
2006
Units..........................................          7,501,567                 --         3,537,012
Unit Fair Value, Lowest to Highest (1).........    $4.96 to $13.84                $--  $12.63 to $50.86
Net Assets.....................................        $84,084,948                $--       $83,918,502
Investment Income Ratio to Net Assets (2)......              0.00%              0.38%             3.25%
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%              0.00%      1.90%, 0.75%
Total Return, Lowest to Highest (4)............     0.15% to 1.76%              0.00%   9.83% to 11.10%
2005
Units..........................................          7,810,159          3,433,883         3,290,732
Unit Fair Value, Lowest to Highest (1).........     $4.9 to $13.61    $8.69 to $11.71  $11.49 to $45.78
Net Assets.....................................        $86,296,723        $39,251,039       $65,221,333
Investment Income Ratio to Net Assets (2)......              0.00%              0.20%             1.44%
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%        1.9%, 0.85%       1.9%, 0.75%
Total Return, Lowest to Highest (4)............   10.91% to 11.52%      4.9% to 6% to     .92% to 2.08%
2004
Units..........................................          7,626,777          3,908,131         2,647,889
Unit Fair Value, Lowest to Highest (1).........    $10.24 to $10.5    $8.29 to $11.05  $11.37 to $44.85
Net Assets.....................................        $79,365,969        $42,439,328       $40,836,250
Investment Income Ratio to Net Assets (2)......              0.01%              0.39%             3.02%
Expenses as a Percent of Average Net Assets (3)       2.35%, 1.30%       1.90%, 0.75%      1.90%, 0.75%
Total Return, Lowest to Highest (4)............      6.4% to 7.53%    9.07% to 10.34%    8.9% to 10.16%
2003
Units..........................................          6,208,252          4,446,377         1,645,037
Unit Fair Value, Lowest to Highest (1).........    $4.28 to $11.78    $7.60 to $10.02  $10.43 to $40.71
Net Assets.....................................        $60,266,190        $44,103,772       $19,115,194
Investment Income Ratio to Net Assets (2)......              0.15%              0.21%             1.11%
Expenses as a Percent of Average Net Assets (3)       2.35%, 0.75%       1.90%, 0.75%      1.80%, 0.75%
Total Return, Lowest to Highest (4)............   26.68% to 25.11%   19.25% to 20.62%  14.53% to 15.86%
2002
Units..........................................          1,788,193          1,376,864           730,059
Unit Fair Value, Lowest to Highest (1).........     $7.58 to $7.63     $8.24 to $8.32    $9.10 to $9.16
Net Assets.....................................        $13,609,644        $11,402,916        $6,665,479
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%             0.00%
Expenses as a Percent of Average Net Assets (3)       2.25%, 1.40%        1.80%, .85%      1.80%, 0.85%
Total Return, Lowest to Highest (4)............ -23.72% to -24.15% -21.00% to -21.75%  -6.31% to -7.20%

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

 CAPITAL GUARDIAN          FL             BLACKROCK          METLIFE          BLACKROCK        BLACKROCK     FRANKLIN TEMPLETON
   U.S. EQUITY     INTERNATIONAL STOCK   MONEY MARKET      STOCK INDEX       BOND INCOME    STRATEGIC VALUE   SMALL-CAP GROWTH
   SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
------------------ ------------------- ---------------- ------------------ ---------------- ---------------- ------------------
        13,080,267           632,428          8,885,438          3,050,585          772,347          141,367         1,914,092
  $12.54 to $13.31  $11.79 to $19.91    $9.91 to $10.78    $9.93 to $13.34 $41.29 to $54.01 $20.65 to $22.25  $10.56 to $11.01
      $169,758,065       $12,031,860        $91,235,712        $39,811,549      $36,289,487       $3,001,029       $20,720,142
             0.90%             1.25%              4.58%              1.74%            5.17%            0.08%             0.00%
      1.90%, 0.75%      1.90%, 0.75%       2.35%, 0.75%       2.35%, 1.30%     1.90%, 0.75%     1.90%, 0.75%       1.9%, 1.30%
    7.77% to 9.02%  14.05% to 15.36%     2.13% to 3.77%   12.52% to 13.70%   2.18% to 3.36% 14.26% to 15.57%    7.66% to 8.31%
        14,034,690           837,397          5,790,856          3,159,767          700,921          222,081         1,835,415
  $11.63 to $12.19  $10.26 to $17.28     $9.7 to $10.39    $8.72 to $11.73 $40.41 to $52.26 $18.07 to $19.25   $9.81 to $10.15
      $167,610,776       $13,941,243        $57,767,677        $36,333,127      $31,894,139       $4,106,357       $18,385,352
             0.01%             0.44%              3.20%              1.33%            3.33%            0.00%             0.00%
       1.9%, 0.75%       1.9%, 0.85%       2.35%, 0.75%        2.25%, 1.3%      1.9%, 0.75%       1.9%, 1.3%        1.9%, 1.3%
    3.52% to 4.72%  15.38% to 16.59%     0.42% to 1.49%     2.06% to 3.03%   0.24% to 1.39%   1.96% to 2.57%    2.43% to 3.05%
        14,592,382           930,015          2,068,250          3,058,217          253,118          276,925           173,767
  $11.24 to $11.62   $8.82 to $14.82    $9.91 to $10.01   $11.06 to $11.39 $40.31 to $47.26 $17.72 to $18.66    $9.58 to $9.83
      $167,015,010       $13,351,662        $20,502,724        $34,452,591      $11,838,393       $5,002,257        $1,692,231
             0.75%             1.33%              1.06%              0.77%            0.00%            0.00%             0.00%
      1.90%, 0.75%      1.90%, 0.75%       1.40%, 0.85%       2.35%, 1.30%     1.90%, 1.30%     1.90%, 0.75%      1.90%, 1.30%
    6.95% to 8.19%  15.75% to 17.09%    -0.42% to 0.13%     7.71% to 8.85%   2.21% to 2.82%  12.89% to 14.2%    9.05% to 9.71%
         2,794,622         1,073,966          2,219,930          2,324,078               --               --                --
  $10.51 to $10.73   $7.57 to $12.67    $9.82 to $10.22    $7.75 to $10.46 $39.44 to $49.85 $15.70 to $16.34    $8.78 to $8.95
       $29,636,446       $13,379,338        $22,099,713        $24,133,821              $--              $--               $--
             0.41%             0.02%              0.83%              1.36%            0.00%            0.00%             0.00%
      1.90%, 0.75%      1.90%, 0.75%       2.35%, 0.75%       2.35%, 1.30%     1.90%, 0.75%     1.90%, 0.75%      1.90%, 1.30%
  34.86% to 36.42%  25.43% to 26.88%   -1.90% to -0.32%    24.9% to 26.22%    3.6% to 4.79% 46.92% to 48.61%  41.88% to 42.74%
         1,117,958            44,695                 --          1,082,604               --               --                --
    $7.80 to $7.85             $5.99                $--     $8.20 to $8.29              $--              $--               $--
        $8,740,401          $267,861                $--         $8,933,888              $--              $--               $--
             0.00%             0.95%                 --              0.57%               --               --                --
      1.80%, 0.85%             1.40%                 --       2.25%, 1.40%               --               --                --
-21.55% to -22.05%           -18.64%                 -- -23.60% to -24.24%               --               --                --

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                  WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT  T. ROWE PRICE
                                                STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT      SMALL-CAP GROWTH
                                                        SUB-ACCOUNT                SUB-ACCOUNT          SUB-ACCOUNT
                                                ---------------------------- ------------------------ ----------------
2006
Units..........................................                298,802                     69,720              746,463
Unit Fair Value, Lowest to Highest (1).........       $19.46 to $22.38           $14.41 to $17.30     $14.02 to $15.83
Net Assets.....................................             $6,154,850                 $1,068,532          $11,050,626
Investment Income Ratio to Net Assets (2)......                  4.79%                      0.98%                0.00%
Expenses as a Percent of Average Net Assets (3)           1.90%, 0.75%               2.35%, 0.85%         1.90%, 0.75%
Total Return, Lowest to Highest (4)............         2.86% to 4.04%             1.51% to 3.04%       1.68% to 2.86%
2005
Units..........................................                329,226                      4,435              851,662
Unit Fair Value, Lowest to Highest (1).........       $18.92 to $21.51            $14.2 to $16.79     $13.79 to $15.37
Net Assets.....................................             $6,568,086                    $68,021          $12,323,322
Investment Income Ratio to Net Assets (2)......                  3.05%                      0.00%                0.00%
Expenses as a Percent of Average Net Assets (3)             1.9%, 1.3%               2.15%, 1.55%          1.9%, 0.85%
Total Return, Lowest to Highest (4)............         0.64% to 1.24%             -0.6% to -0.2%      8.64% to 10.07%
2004
Units..........................................                335,209                         --              912,167
Unit Fair Value, Lowest to Highest (1).........        $18.8 to $21.13                        $--     $12.69 to $13.96
Net Assets.....................................             $6,620,128                        $--          $12,085,704
Investment Income Ratio to Net Assets (2)......                  0.00%                         --                0.00%
Expenses as a Percent of Average Net Assets (3)           1.90%, 0.75%                         --         1.90%, 0.75%
Total Return, Lowest to Highest (4)............          4.29% to 5.5%                         --      8.89% to 10.15%
2003
Units..........................................                     --                         --                   --
Unit Fair Value, Lowest to Highest (1).........       $18.03 to $20.03           $14.29 to $16.40     $11.66 to $12.68
Net Assets.....................................                    $--                        $--                  $--
Investment Income Ratio to Net Assets (2)......                  0.00%                      0.00%                0.00%
Expenses as a Percent of Average Net Assets (3)           1.90%, 0.75%               2.35%, 0.85%         1.90%, 0.75%
Total Return, Lowest to Highest (4)............       10.48% to 11.76%            -0.73% to 0.77%     38.33% to 39.93%
2002
Units..........................................                     --                         --                   --
Unit Fair Value, Lowest to Highest (1).........                    $--                        $--                  $--
Net Assets.....................................                    $--                        $--                  $--
Investment Income Ratio to Net Assets (2)......                     --                         --                   --
Expenses as a Percent of Average Net Assets (3)                     --                         --                   --
Total Return, Lowest to Highest (4)............                     --                         --                   --

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

 T. ROWE PRICE     OPPENHEIMER         PUTNAM             PUTNAM            PUTNAM           TEMPLETON          TEMPLETON
LARGE-CAP GROWTH  GLOBAL EQUITY   GROWTH AND INCOME        VISTA         EQUITY INCOME   GROWTH SECURITIES  FOREIGN SECURITIES
  SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
---------------- ---------------- ------------------ ------------------ ---------------- ------------------ ------------------
       8,132,948          857,647          1,289,872            374,568        2,427,699            560,530          4,229,198
$13.56 to $15.02 $18.38 to $20.58   $14.30 to $65.01   $13.04 to $16.29 $15.87 to $16.56   $16.40 to $20.46   $13.80 to $37.24
    $114,703,767      $17,132,657        $20,878,412         $5,064,251      $39,810,732        $10,958,015        $67,803,255
           0.20%            2.02%              1.78%              0.00%            1.07%              1.12%              1.29%
    1.90%, 0.75%     1.90%, 0.75%       1.90%, 0.75%       1.90%, 1.30%     1.90%, 0.75%       1.90%, 0.75%       1.90%, 0.75%
10.76% to 12.04% 14.17% to 15.48%   13.74% to 15.05%     3.47% to 4.09% 16.61% to 17.96%   19.52% to 20.90%   19.17% to 20.54%
       4,655,618          305,962          1,598,305            475,451        1,760,798            263,350          5,193,955
$12.24 to $13.38  $16.1 to $17.82   $12.56 to $56.51   $12.59 to $15.65 $13.61 to $14.04   $13.54 to $17.08    $11.44 to $30.9
     $59,163,838       $5,298,650        $22,007,752         $6,165,382      $24,525,877         $4,406,685        $67,994,861
           0.42%            0.00%              1.76%              0.00%            0.80%              1.18%              1.17%
     1.9%, 0.85%      1.9%, 0.75%        1.9%, 0.75%         1.9%, 1.3%      1.9%, 0.75%        1.8%, 0.85%        1.9%, 0.85%
  4.33% to 5.69% 16.73% to 17.62%     3.25% to 4.44%    10.04% to 10.7%   3.53% to 4.72%     6.93% to 8.14%      8.1% to 9.54%
       3,763,068               --          1,842,883            566,204          869,958            326,660          4,880,998
$11.73 to $12.66              $--   $12.16 to $54.11   $11.43 to $14.13 $13.15 to $13.40   $12.52 to $15.83   $10.44 to $28.26
     $45,683,381              $--        $23,304,488         $6,616,254      $11,601,025         $5,089,682        $55,594,415
           0.00%               --              1.82%              0.00%            0.08%              1.24%              1.06%
    1.90%, 0.75%               --       1.90%, 0.75%       1.90%, 1.30%     1.90%, 0.75%       1.80%, 0.85%       1.90%, 0.75%
  7.64% to 8.89%               --    9.02% to 10.28%   16.37% to 17.07%  9.71% to 10.98%   13.95% to 15.26%   16.29% to 17.64%
              --               --          2,199,215            654,733          214,736            355,502          2,898,825
$10.90 to $11.61 $12.43 to $13.44   $11.14 to $49.06    $9.81 to $12.07 $11.98 to $12.08   $10.86 to $13.70    $8.86 to $24.02
             $--              $--        $24,920,622         $6,526,173       $2,589,178         $4,832,036        $27,135,338
           0.00%            0.00%              2.06%              0.00%            0.74%              1.63%              1.74%
    1.90%, 0.75%     1.90%, 0.75%       1.90%, 0.75%       1.90%, 1.30%     1.90%, 0.75%       1.90%, 0.75%       1.90%, 0.75%
 28.3% to 29.78% 27.76% to 29.23%   24.99% to 26.43%   30.66% to 31.45% 16.56% to 17.20%   29.65% to 31.15%   29.73% to 31.23%
              --               --          2,529,577            840,951               --            385,432          2,127,033
             $--              $--      $8.9 to $9.01      $7.5 to $7.59              $--    $8.26 to $10.50     $6.74 to $7.23
             $--              $--        $22,755,627         $6,366,923              $--         $4,009,352        $15,263,469
              --               --              2.39%              0.00%               --              2.54%              1.76%
              --               --       1.80%, 1.40%       1.80%, 1.40%               --       1.80%, 0.85%       1.80%, 0.85%
              --               -- -20.43% to -20.11% -31.84% to -31.57%               -- -19.94% to -19.18% -20.02% to -19.25%

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                      METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                               DECEMBER 31, 2006


6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                TEMPLETON DEVELOPING       FIDELITY           FIDELITY
                                                 MARKETS SECURITIES  GROWTH OPPORTUNITIES   EQUITY INCOME
                                                    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                -------------------- -------------------- -----------------
2006
Units..........................................          2,629,249              23,148              549,152
Unit Fair Value, Lowest to Highest (1).........   $12.75 to $20.53               $9.71     $15.41 to $65.81
Net Assets.....................................        $48,883,729            $224,683           $9,156,792
Investment Income Ratio to Net Assets (2)......              1.13%               0.91%                3.01%
Expenses as a Percent of Average Net Assets (3)       1.90%, 1.30%               1.40%         1.90%, 1.30%
Total Return, Lowest to Highest (4)............   25.69% to 26.44%               3.99%     17.68% to 18.38%
2005
Units..........................................          3,488,075              37,228              639,119
Unit Fair Value, Lowest to Highest (1).........   $10.15 to $16.21      $9.33 to $9.33     $13.08 to $55.59
Net Assets.....................................        $52,192,308            $347,477           $8,889,375
Investment Income Ratio to Net Assets (2)......              1.28%               0.99%                1.50%
Expenses as a Percent of Average Net Assets (3)         1.9%, 1.3%               1.40%           1.9%, 1.3%
Total Return, Lowest to Highest (4)............   25.04% to 25.79%               7.38%       3.59% to 4.21%
2004
Units..........................................          3,465,025              52,541              703,824
Unit Fair Value, Lowest to Highest (1).........    $8.12 to $12.86               $8.69     $12.61 to $53.35
Net Assets.....................................        $42,862,966            $456,684           $9,118,491
Investment Income Ratio to Net Assets (2)......              1.80%               0.58%                1.71%
Expenses as a Percent of Average Net Assets (3)       1.90%, 1.30%               1.40%         1.90%, 1.30%
Total Return, Lowest to Highest (4)............    22.36% to 23.1%               5.70%       9.13% to 9.79%
2003
Units..........................................          3,014,050              65,087              596,776
Unit Fair Value, Lowest to Highest (1).........    $6.63 to $10.45               $8.22     $11.55 to $48.59
Net Assets.....................................        $31,239,919            $535,242           $6,958,046
Investment Income Ratio to Net Assets (2)......              1.21%               0.83%                1.46%
Expenses as a Percent of Average Net Assets (3)       1.90%, 1.30%               1.40%         1.90%, 1.30%
Total Return, Lowest to Highest (4)............   50.12% to 51.02%              28.07%     27.58% to 28.35%
2002
Units..........................................          2,284,363              74,740              459,992
Unit Fair Value, Lowest to Highest (1).........     $6.82 to $6.89               $0.06       $9.04 to $9.14
Net Assets.....................................        $15,688,269            $479,918           $4,185,380
Investment Income Ratio to Net Assets (2)......              1.55%               1.17%                1.32%
Expenses as a Percent of Average Net Assets (3)       1.80%, 1.40%               1.40%         1.80%, 1.40%
Total Return, Lowest to Highest (4)............   -1.93% to -1.54%             -22.93%    -18.63% to -18.3%

(1) MLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Accounts invest.
(3) These ratios represent the annualized Contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

     PIMCO            PIMCO        PIMCO STOCKSPLUS        PIMCO        AMERICAN FUNDS
  HIGH YIELD       LOW DURATION    GROWTH & INCOME   TOTAL RETURN BOND  GLOBAL GROWTH
  SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
---------------- ---------------- ------------------ ----------------- ----------------
       1,027,968          786,353            138,195        1,708,329            12,186
$13.61 to $14.33 $11.95 to $12.53   $10.13 to $15.24 $13.39 to $13.70  $24.68 to $27.58
     $14,434,061       $9,702,832         $1,454,878      $23,287,170          $325,343
           6.97%            4.18%              4.90%            4.40%             0.00%
    1.90%, 1.30%     1.90%, 1.30%       1.90%, 1.30%     1.80%, 1.40%      1.90%, 0.75%
  7.06% to 7.70%   2.03% to 2.64%   12.74% to 13.42%   2.00% to 2.41%  18.17% to 19.53%
         910,444          863,341            154,607        2,134,374                --
$12.71 to $13.31 $11.71 to $12.21    $8.97 to $13.44 $13.13 to $13.38               $--
     $11,879,844      $10,399,997         $1,430,485      $28,433,489               $--
           6.41%            2.75%              2.26%            3.37%                --
      1.9%, 1.3%       1.9%, 1.3%         1.9%, 1.3%       1.8%, 1.4%                --
  2.17% to 2.78% -0.88% to -0.29%     1.55% to 2.16%   0.63% to 1.03%                --
         332,838          966,209            176,526        2,624,882                --
$12.44 to $12.95 $11.82 to $12.24    $8.83 to $13.15 $13.04 to $13.24               $--
      $4,215,670      $11,692,980         $1,585,771      $34,640,594               $--
           7.15%            1.58%              1.76%            3.44%                --
    1.90%, 1.30%     1.90%, 1.30%       1.90%, 1.30%     1.80%, 1.40%                --
   7.5% to 8.14%  -0.09% to 0.52%     8.72% to 9.38%   2.97% to 3.39%                --
         406,399        1,080,533            150,319        2,785,578                --
$11.57 to $11.97 $11.83 to $12.18    $8.11 to $12.03 $12.67 to $12.81               $--
      $4,768,549      $13,038,249         $1,229,167      $35,590,216               $--
           6.14%            1.86%              2.20%            3.43%                --
    1.90%, 1.30%     1.90%, 1.30%       1.90%, 1.30%     1.80%, 1.40%                --
20.62% to 21.35%   0.42% to 1.03%    27.93% to 28.7%    3.18% to 3.6%                --
         103,967          848,860            144,287        2,976,342                --
  $9.63 to $9.70 $11.90 to $11.98     $6.34 to $6.38 $12.28 to $12.36               $--
      $1,007,116      $10,156,338           $917,397      $36,736,533               $--
           8.03%            3.31%              3.10%            4.14%                --
    1.80%, 1.40%     1.80%, 1.40%       1.80%, 1.40%     1.80%, 1.40%                --
-2.56% to -2.95%   5.57% to 5.15% -21.33% to -21.65%   7.57% to 7.14%                --

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

    FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                       AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors Insurance Company

We have audited the accompanying balance sheets of MetLife Investors Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on January 1, 2004.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 13, 2007

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                   2006       2005
                                                                 -------    -------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $2,093 and $2,357,
     respectively)............................................   $ 2,084    $ 2,348
  Equity securities available-for-sale, at estimated fair
     value (cost: $1 and $1, respectively)....................         1          1
  Mortgage loans on real estate...............................        90         65
  Policy loans................................................        28         28
  Real estate joint ventures held-for-investment..............         2          3
  Other limited partnership interests.........................         2          3
  Short-term investments......................................        83         79
  Other invested assets.......................................        15         28
                                                                 -------    -------
          Total investments...................................     2,305      2,555
Cash and cash equivalents.....................................       117         17
Accrued investment income.....................................        22         24
Premiums and other receivables................................     1,033      1,013
Deferred policy acquisition costs and value of business
  acquired....................................................       632        612
Current income tax receivable.................................        76         --
Other assets..................................................       125        120
Separate account assets.......................................     8,757      7,529
                                                                 -------    -------
          Total assets........................................   $13,067    $11,870
                                                                 =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits......................................   $   288    $   238
  Policyholder account balances...............................     2,543      2,769
  Other policyholder funds....................................        31         22
  Current income tax payable..................................        --          2
  Deferred income tax liability...............................       109         36
  Payables for collateral under securities loaned and other
     transactions.............................................       529        508
  Other liabilities...........................................        63         39
  Separate account liabilities................................     8,757      7,529
                                                                 -------    -------
          Total liabilities...................................    12,320     11,143
                                                                 -------    -------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 9)

Stockholder's Equity:
Common stock, par value $2 per share; 5,000,000 shares
  authorized; 2,899,446 shares issued and outstanding.........         6          6
Additional paid-in capital....................................       586        586
Retained earnings.............................................       158        139
Accumulated other comprehensive income (loss).................        (3)        (4)
                                                                 -------    -------
          Total stockholder's equity..........................       747        727
                                                                 -------    -------
          Total liabilities and stockholder's equity..........   $13,067    $11,870
                                                                 =======    =======




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                               2006   2005   2004
                                                               ----   ----   ----


REVENUES
Premiums.....................................................  $ 65   $122   $ 19
Universal life and investment-type product policy fees.......   143    115    107
Net investment income........................................   106    114    134
Other revenues...............................................    62     61     71
Net investment gains (losses)................................   (30)    (6)    36
                                                               ----   ----   ----
          Total revenues.....................................   346    406    367
                                                               ----   ----   ----
EXPENSES
Policyholder benefits and claims.............................    90    139     30
Interest credited to policyholder account balances...........   114    120    147
Other expenses...............................................   131    103     99
                                                               ----   ----   ----
          Total expenses.....................................   335    362    276
                                                               ----   ----   ----
Income before provision for income tax.......................    11     44     91
(Benefit) provision for income tax...........................    (8)     9     27
                                                               ----   ----   ----
Income before cumulative effect of change in accounting......    19     35     64
Cumulative effect of change in accounting, net of income
  tax........................................................    --     --      1
                                                               ----   ----   ----
Net income...................................................  $ 19   $ 35   $ 65
                                                               ====   ====   ====




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                                             ACCUMULATED
                                                    ADDITIONAL                  OTHER
                                           COMMON     PAID-IN    RETAINED   COMPREHENSIVE
                                            STOCK     CAPITAL    EARNINGS   INCOME (LOSS)   TOTAL
                                           ------   ----------   --------   -------------   -----


Balance at January 1, 2004...............    $6        $487        $ 39          $ 21        $553
Capital contribution.....................               110                                   110
Sale of subsidiary.......................               (11)                                  (11)
Comprehensive income (loss):
  Net income.............................                            65                        65
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                         (15)        (15)
                                                                                             ----
  Comprehensive income (loss)............                                                      50
                                             --        ----        ----          ----        ----
Balance at December 31, 2004.............     6         586         104             6         702
Comprehensive income (loss):
  Net income.............................                            35                        35
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                         (10)        (10)
                                                                                             ----
  Comprehensive income (loss)............                                                      25
                                             --        ----        ----          ----        ----
Balance at December 31, 2005.............     6         586         139            (4)        727
Comprehensive income (loss):
  Net income.............................                            19                        19
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax....................                                           1           1
                                                                                             ----
  Comprehensive income (loss)............                                                      20
                                             --        ----        ----          ----        ----
Balance at December 31, 2006.............    $6        $586        $158          $ (3)       $747
                                             ==        ====        ====          ====        ====




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                            2006      2005      2004
                                                          -------   -------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $    19   $    35   $    65
Adjustments to reconcile net income to net cash provided
  by (used in) operating activities:
     Amortization of premiums and accretion of discounts
       associated with investments, net.................        4         8        12
     (Gains) losses from sales of investments and
       businesses, net..................................       30         6       (36)
     Interest credited to policyholder account
       balances.........................................      114       120       147
     Universal life and investment-type product policy
       fees.............................................     (143)     (115)     (107)
     Change in accrued investment income................        2        (3)        5
     Change in premiums and other receivables...........      (28)      (77)     (413)
     Change in deferred policy acquisition costs, net...      (18)      (29)      (77)
     Change in insurance-related liabilities............       52       125        26
     Change in income tax payable.......................       (6)       30         9
     Change in other assets.............................      120        83        74
     Change in other liabilities........................        1         6       (30)
                                                          -------   -------   -------
Net cash provided by (used in) operating activities.....      147       189      (325)
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................    1,435     2,025       990
     Mortgage loans on real estate......................       32        67       137
     Real estate joint ventures.........................        1         2         1
  Purchases of:
     Fixed maturity securities..........................   (1,162)   (2,245)   (1,029)
     Mortgage loans on real estate......................      (58)       --       (41)
  Net change in short-term investments..................       (4)       24       116
  Proceeds from sales of businesses.....................       --        --        20
  Net change in other invested assets...................        1        (6)       (1)
                                                          -------   -------   -------
Net cash provided by (used in) investing activities.....      245      (133)      193
                                                          -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................    1,421     1,355     1,811
     Withdrawals........................................   (1,733)   (1,589)   (1,864)
  Net change in payables for collateral under securities
     loaned and other transactions and other
     transactions.......................................       20        21       100
  Capital contribution..................................       --        --       110
                                                          -------   -------   -------
Net cash provided by (used in) financing activities.....     (292)     (213)      157
                                                          -------   -------   -------
Change in cash and cash equivalents.....................      100      (157)       25
Cash and cash equivalents, beginning of year............       17       174       149
                                                          -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $   117   $    17   $   174
                                                          =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (refunded) during the year for:
     Income taxes.......................................  $    (2)  $   (19)  $    21
                                                          =======   =======   =======




                 See accompanying notes to financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          NOTES TO FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). On November 9, 2006, MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company was merged into the Company, its parent.

     On October 1, 2004, a subsidiary of the Company, First MetLife Investors Insurance Company ("FMLI") was sold to MetLife for $34 million in consideration. As a result, the Company recognized a decrease to equity of $11 million in paid in capital and $1 million in accumulated other comprehensive income. Total assets and liabilities of the entity sold at the date of sale were $920 million and $874 million, respectively. Total net income of the entity sold included in the statements of income was $2 million for the year ended December 31, 2004.

     The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life and universal life insurance policies. The Company is licensed to do business in 48 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of MLIIC and its former subsidiaries. As of December 31, 2006, the Company is no longer issuing consolidated financial statements due to the merger of its subsidiary MLIICCA. Intercompany accounts and transactions have been eliminated for all periods presented on a consolidated basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Certain amounts in the prior year periods' financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

       i) the fair value of investments in the absence of quoted market values;

      ii) investment impairments;

     iii) the recognition of income on certain investments;

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

       iv) the fair value of and accounting for derivatives;

        v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the amortization of value of business acquired ("VOBA");

       vi) the liability for future policyholder benefits;

      vii) accounting for income taxes and the valuation of deferred income tax assets;

     viii) accounting for reinsurance transactions;

       ix) accounting for employee benefit plans; and

        x) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. This interest and dividend income is recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans on real estate based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investments and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of stand-alone derivatives with positive fair values.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment-type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it's evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party. The Company did not control and was deemed not to be the primary beneficiary for any of its real estate joint ventures or limited partnerships as of December 31, 2006 and 2005.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the financial statements.

     Derivative Financial Instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company does not have any fair value hedges.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

     Cash and Cash Equivalents. The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

     Deferred Policy Acquisition Costs and Value of Business Acquired. The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency, and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Sales Inducements. The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

     Goodwill. Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value for goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

     The Company recognized no impairments of goodwill during the years ended December 31, 2006, 2005 and 2004. Goodwill was $33 million as of December 31, 2006 and 2005. During 2004, a disposition of goodwill of less than $1 million is related to the sale of FMLI.

     Liability for Future Policy Benefits and Policyholder Account
Balances. The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is approximately 5%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 8%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitization that may be elected by the contractholder.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risks associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risks associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase to liabilities from future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 14% less expenses, mortality charges and withdrawals.

     Other Policyholder Funds. Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     Recognition of Insurance Revenue and Related Benefits. Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Other Revenues. Other revenues primarily include fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Income Tax. Effective January 1, 2006, the Company began filing a consolidated Federal income tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate U.S. Federal income tax return.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income, exclusive of reversing temporary differences and carryforwards;

    (ii) future reversals of existing taxable temporary differences;

   (iii) taxable income in prior carryback years; and

    (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

     Reinsurance. The Company enters into reinsurance transactions as a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract. Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Separate Accounts. Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

     Employee Benefit Plans. The Company participates in a noncontributory defined benefit pension plan sponsored by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate. The Company has no legal obligation for benefits under this plan. Metropolitan Life allocates net periodic expense related to this plan based on the employee population as of the valuation date at the beginning of each year. The Company's share of net expense for the pension plan was insignificant for the years ended December 31, 2006, 2005 and 2004.

     Litigation Contingencies. The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Other Pronouncements

     Effective November 15, 2006, the Company adopted Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

     In June 2005, the Emerging Issues Task Force, ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements and has provided the required disclosures.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1") as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology related to various guaranteed minimum death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $1 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability under certain variable annuity and life contracts and income tax.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work, the Company expects to recognize a decrease of between $5 million and $6 million in the liability for unrecognized tax benefits, which will be accounted for as a increase to the January 1, 2007 balance of retained earnings.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. The Company estimates that interpretation of SOP 05-1, as of January 1, 2007, will not result in any material cumulative effect on earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will not materially reduce 2007 net income.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

2.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                                 DECEMBER 31, 2006
                                                ---------------------------------------------------
                                                                  GROSS
                                                 COST OR        UNREALIZED
                                                AMORTIZED    ---------------     ESTIMATED     % OF
                                                   COST      GAIN       LOSS    FAIR VALUE    TOTAL
                                                ---------    ----       ----    ----------    -----
                                                                   (IN MILLIONS)


U.S. corporate securities....................     $  884      $ 4        $10      $  878       42.1%
Residential mortgage-backed securities.......        479        4          3         480       23.0
Foreign corporate securities.................        104       --          1         103        5.0
U.S. Treasury/agency securities..............        231       --          1         230       11.0
Commercial mortgage-backed securities........        281        1          5         277       13.3
Asset-backed securities......................         96       --         --          96        4.6
Foreign government securities................         14        2         --          16        0.8
State and political subdivision securities...          4       --         --           4        0.2
                                                  ------      ---        ---      ------      -----
  Total fixed maturities.....................     $2,093      $11        $20      $2,084      100.0%
                                                  ======      ===        ===      ======      =====
Common stocks................................     $    1      $--        $--      $    1      100.0%
                                                  ------      ---        ---      ------      -----
  Total equity securities....................     $    1      $--        $--      $    1      100.0%
                                                  ======      ===        ===      ======      =====





                                                                DECEMBER 31, 2005
                                               ---------------------------------------------------
                                                                 GROSS
                                                COST OR        UNREALIZED
                                               AMORTIZED    ---------------     ESTIMATED     % OF
                                                  COST      GAIN       LOSS    FAIR VALUE    TOTAL
                                               ---------    ----       ----    ----------    -----
                                                                  (IN MILLIONS)


U.S. corporate securities....................    $  932      $ 6        $11      $  927       39.5%
Residential mortgage-backed securities.......       582        3          5         580       24.7
Foreign corporate securities.................       175        2          2         175        7.5
U.S. Treasury/agency securities..............       153        1         --         154        6.5
Commercial mortgage-backed securities........       297       --          6         291       12.4
Asset-backed securities......................       174        1          1         174        7.4
Foreign government securities................        40        4          1          43        1.8
State and political subdivision securities...         4       --         --           4        0.2
                                                 ------      ---        ---      ------      -----
  Total fixed maturities.....................    $2,357      $17        $26      $2,348      100.0%
                                                 ======      ===        ===      ======      =====
Common stocks................................    $    1      $--        $--      $    1      100.0%
                                                 ------      ---        ---      ------      -----
  Total equity securities....................    $    1      $--        $--      $    1      100.0%
                                                 ======      ===        ===      ======      =====



     The Company held foreign currency derivatives with notional amounts of $8 million and $4 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $104 million and $128 million at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain of $2 million and $4 million at December 31, 2006 and December 31, 2005, respectively. There were no non-income producing fixed maturity securities at December 31, 2006 and less than $1 million at December 31, 2005. There were no unrealized gains (losses) associated with non-income producing fixed maturity securities for the year ended December 31, 2005.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                              DECEMBER 31,
                                            -----------------------------------------------
                                                     2006                     2005
                                            ----------------------   ----------------------
                                             COST OR                  COST OR
                                            AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                               COST     FAIR VALUE      COST     FAIR VALUE
                                            ---------   ----------   ---------   ----------
                                                             (IN MILLIONS)


Due in one year or less...................    $   72      $   71       $  121      $  121
Due after one year through five years.....       537         534          605         601
Due after five years through ten years....       431         430          407         407
Due after ten years.......................       197         196          171         174
                                              ------      ------       ------      ------
  Subtotal................................     1,237       1,231        1,304       1,303
Mortgage-backed and other asset-backed
  securities..............................       856         853        1,053       1,045
                                              ------      ------       ------      ------
  Total fixed maturities..................    $2,093      $2,084       $2,357      $2,348
                                              ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity securities classified as available-for-sale are as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                        2006       2005      2004
                                                       ------     ------     ----
                                                              (IN MILLIONS)


Proceeds...........................................    $1,051     $1,645     $353
Gross investment gains.............................    $    4     $    2     $ 34
Gross investment losses............................    $  (21)    $  (19)    $ (5)

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                               DECEMBER 31, 2006
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........     $367         $ 3         $261         $ 7        $  628        $10
Residential mortgage-backed
  securities.....................       99           1          114           2           213          3
Foreign corporate securities.....       50           1           20          --            70          1
U.S. Treasury/agency securities..      162           1            3          --           165          1
Commercial mortgage-backed
  securities.....................       96           1          141           4           237          5
Asset-backed securities..........       20          --            7          --            27         --
State and political subdivision
  securities.....................       --          --            4          --             4         --
                                      ----         ---         ----         ---        ------        ---
  Total fixed maturities.........     $794         $ 7         $550         $13        $1,344        $20
                                      ====         ===         ====         ===        ======        ===
Total number of securities in an
  unrealized loss position.......      179                      124                       303
                                      ====                     ====                    ======





                                                               DECEMBER 31, 2005
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........    $  483        $ 9         $ 87         $ 2        $  570        $11
Residential mortgage-backed
  securities.....................       363          4           41           1           404          5
Foreign corporate securities.....        95          1           24           1           119          2
U.S. Treasury/agency securities..        83         --           --          --            83         --
Commercial mortgage-backed
  securities.....................       254          5           30           1           284          6
Asset-backed securities..........        86          1            6          --            92          1
Foreign government securities....         6          1           --          --             6          1
State and political subdivision
  securities.....................         4         --           --          --             4         --
                                     ------        ---         ----         ---        ------        ---
  Total fixed maturities.........    $1,374        $21         $188         $ 5        $1,562        $26
                                     ======        ===         ====         ===        ======        ===
Total number of securities in an
  unrealized loss position.......       220                      58                       278
                                     ======                    ====                    ======


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                              DECEMBER 31, 2006
                                        ------------------------------------------------------------
                                         COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                               COST                 LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................    $  695      $--       $ 5        $--       136        --
Six months or greater but less than
  nine months.........................        41       --         1         --        21        --
Nine months or greater but less than
  twelve months.......................        65       --         1         --        22        --
Twelve months or greater..............       563       --        13         --       124        --
                                          ------      ---       ---        ---       ---        --
  Total...............................    $1,364      $--       $20        $--       303        --
                                          ======      ===       ===        ===       ===        ==





                                                              DECEMBER 31, 2005
                                        ------------------------------------------------------------
                                         COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                               COST                 LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................    $1,128      $ 2       $14        $ 1       181         1
Six months or greater but less than
  nine months.........................        86       --         2         --         1        --
Nine months or greater but less than
  twelve months.......................       179       --         4         --        37        --
Twelve months or greater..............       193       --         5         --        58        --
                                          ------      ---       ---        ---       ---        --
  Total...............................    $1,586      $ 2       $25        $ 1       277         1
                                          ======      ===       ===        ===       ===        ==



     At December 31, 2006 and 2005, there were $20 million and $25 million, respectively, of unrealized loss related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 1% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2006, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost. At December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 50% of the cost or amortized cost of such securities. All of the losses were in an unrealized loss position of less than six months.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     At December 31, 2006 and 2005, the Company had $20 million and $26 million, respectively, of gross unrealized loss related to its fixed maturity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                 DECEMBER 31,
                                                                -------------
                                                                2006     2005
                                                                ----     ----


SECTOR:
  U.S. corporates...........................................      50%      42%
  Residential mortgage-backed...............................      15       19
  Commercial mortgage-backed................................      25       23
  U.S. Treasury/agency securities...........................       5       --
  Foreign corporates........................................       5        8
  Other.....................................................      --        8
                                                                 ---      ---
     Total..................................................     100%     100%
                                                                 ===      ===
INDUSTRY:
  Mortgage-backed...........................................      40%      42%
  Industrial................................................      31       27
  Government................................................       5        3
  Finance...................................................      12        8
  Utility...................................................      11        9
  Other.....................................................       1       11
                                                                 ---      ---
     Total..................................................     100%     100%
                                                                 ===      ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $515 million and $487 million and an estimated fair value of $511 million and $488 million were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $529 million and $508 million at December 31, 2006 and 2005, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's balance sheets, and statements of cash flows and the income and expenses associated with the program are reported in net investment income as invested income and investment expenses, respectively.

ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $13 million and $6 million at December 31, 2006 and 2005, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:


                                                             DECEMBER 31,
                                                 -----------------------------------
                                                       2006               2005
                                                 ----------------   ----------------
                                                 AMOUNT   PERCENT   AMOUNT   PERCENT
                                                 ------   -------   ------   -------
                                                            (IN MILLIONS)


Commercial mortgage loans......................    $47       52%      $65      100%
Agricultural mortgage loans....................     43       48        --       --
                                                   ---      ---       ---      ---
  Total........................................     90      100%       65      100%
                                                            ===                ===
Less: Valuation allowances.....................     --                 --
                                                   ---                ---
  Mortgage loans on real estate................    $90                $65
                                                   ===                ===



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2006, 19%, 17% and 14% of the value of the Company's mortgage loans on real estate were located in Texas, District of Columbia and Alabama, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Balance at January 1,...............................      $--       $ 1       $ 1
Additions...........................................       --        --         1
Deductions..........................................       --        (1)       (1)
                                                          ---       ---       ---
Balance at December 31,.............................      $--       $--       $ 1
                                                          ===       ===       ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company had no impaired loans at December 31, 2006. The Company's average investment in impaired loans was insignificant at December 31, 2005. The average investment in impaired mortgage loans on real estate was $1 million at December 31, 2004. The Company did not recognize interest income on impaired loans for the years ended December 31, 2006 and 2005. Interest income on impaired loans was $1 million for the year ended December 31, 2004.

REAL ESTATE JOINT VENTURES

     Real estate joint ventures held-for-investment at December 31, 2006 and 2005 were $2 million and $3 million, respectively.

     At December 31, 2006, all of the Company's real estate consisted of office buildings located in Illinois.

NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Fixed maturity securities..........................     $119      $114      $111
Mortgage loans on real estate......................        5         9        20
Policy loans.......................................        2         3         2
Other limited partnership interests................        1        --        --
Cash, cash equivalents and short-term investments..        7         6         7
                                                        ----      ----      ----
  Total............................................      134       132       140
Less: Investment expenses..........................       28        18         6
                                                        ----      ----      ----
  Net investment income............................     $106      $114      $134
                                                        ====      ====      ====



     The Company received affiliated investment income of $3 million for both of the years ended December 31, 2006 and 2005, and $5 million for the year ended December 31, 2004.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Fixed maturities securities.........................     $(17)     $(17)      $27
Mortgage loans on real estate.......................       --         1        10
Other limited partnership interests.................       (1)       --        --
Derivatives.........................................      (12)       10        (1)
                                                         ----      ----       ---
  Net investment gains (losses).....................     $(30)     $ (6)      $36
                                                         ====      ====       ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of $(8) million, ($1) million and $22 million, respectively, are included in the table above.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses) were insignificant for both the years ended December 31, 2006 and 2005. For the year ended December 31, 2004, the Company recorded losses of $2 million from fixed maturity and equity securities deemed other-than-temporarily impaired which were included within net investment gains (losses).

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Fixed maturities securities.........................      $(9)      $(9)      $16
Amounts allocated from DAC and VOBA.................        4         3        (7)
Deferred income tax.................................        2         2        (3)
                                                          ---       ---       ---
  Net unrealized investment gains (losses)..........      $(3)      $(4)      $ 6
                                                          ===       ===       ===



     The changes in net unrealized investment gains (losses) are as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Balance, January 1,.................................      $(4)     $  6      $ 21
Unrealized investment gains (losses) during the
  year..............................................       --       (25)      (54)
Unrealized investment gains (losses) of subsidiaries
  at date of sale...................................       --        --         2
Unrealized investment gains (losses) allocated from
  DAC and VOBA......................................        1        10        29
Deferred income tax.................................       --         5         8
                                                          ---      ----      ----
Balance, December 31,...............................      $(3)     $ (4)     $  6
                                                          ===      ====      ====
Net change in unrealized investment gains (losses)..      $ 1      $(10)     $(15)
                                                          ===      ====      ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                      CURRENT MARKET OR                 CURRENT MARKET OR
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                                   (IN MILLIONS)


Interest rate swaps....................   $    2      $--        $--        $    2      $--        $--
Interest rate floors...................    2,460       15         --         2,460       28         --
Financial futures......................       --       --         --            86       --          1
Foreign currency swaps.................        8       --         --             4       --         --
Financial forwards.....................       --       --          1            --       --         --
Credit default swaps...................       30       --         --            30       --         --
                                          ------      ---        ---        ------      ---        ---
  Total................................   $2,500      $15        $ 1        $2,582      $28        $ 1
                                          ======      ===        ===        ======      ===        ===



     The above table does not include notional values for equity variance swaps. The Company owned 2,500 equity variance swaps at both December 31, 2006 and 2005. The market values for these equity variance swaps were insignificant and were not included in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                 REMAINING LIFE
                                           ----------------------------------------------------------
                                                          AFTER ONE   AFTER FIVE
                                                            YEAR         YEARS
                                           ONE YEAR OR     THROUGH      THROUGH    AFTER TEN
                                               LESS      FIVE YEARS    TEN YEARS     YEARS      TOTAL
                                           -----------   ----------   ----------   ---------   ------
                                                                  (IN MILLIONS)


Interest rate swaps......................      $--           $--        $    2        $--      $    2
Interest rate floors.....................       --            --         2,460         --       2,460
Foreign currency swaps...................       --            --            --          8           8
Credit default swaps.....................       --            30            --         --          30
                                               ---           ---        ------        ---      ------
  Total..................................      $--           $30        $2,462        $ 8      $2,500
                                               ===           ===        ======        ===      ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Interest rate floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                               (DOLLARS IN MILLIONS)


Cash flow..............................   $    8      $--        $--        $   --      $--        $--
Nonqualifying..........................    2,492       15          1         2,582       28          1
                                          ------      ---        ---        ------      ---        ---
  Total................................   $2,500      $15        $ 1        $2,582      $28        $ 1
                                          ======      ===        ===        ======      ===        ===


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company recognized insignificant net investment income (expense) from qualifying hedge settlement payments and insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the year ended December 31, 2006. For the years ended December 31, 2005 and 2004, respectively, the Company recognized $1 million and ($1) million net investment income (expense) from non-qualifying hedge settlement payments.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company did not have any fair value hedges during the years ended December 31, 2006, 2005 and 2004.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133 foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company had no cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     There was an insignificant amount which relates to the components of other comprehensive income (loss), before income tax, related to cash flow hedges for the year ended December 31, 2006. There were insignificant amounts of gains (losses) deferred in other comprehensive income (loss) on the effective portion of the cash flow hedges.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased floors and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) credit default swaps to diversify credit risk exposure to certain portfolios; (v) equity variance swaps to economically hedge liabilities: and
(vii) interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($12) million, $10 million and ($4) million, respectively, related to derivatives that do not qualify for hedge accounting.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company has exchange traded futures, which require the pledging of collateral. The Company pledged collateral of $3 million both at December 31, 2006 and 2005 which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                          DAC   VOBA   TOTAL
                                                         ----   ----   -----
                                                            (IN MILLIONS)


Balance at January 1, 2004.............................  $334   $175    $509
  Capitalizations......................................   126     --     126
                                                         ----   ----    ----
          Total........................................   460    175     635
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses).....................     2      3       5
     Unrealized investment gains (losses)..............   (15)   (14)    (29)
     Other expenses....................................    41      3      44
                                                         ----   ----    ----
          Total amortization...........................    28     (8)     20
                                                         ----   ----    ----
  Less: Dispositions and other.........................    41     (1)    (42)
                                                         ----   ----    ----
Balance at December 31, 2004...........................   391    182     573
  Capitalizations......................................    66     --      66
                                                         ----   ----    ----
          Total........................................   457    182     639
                                                         ----   ----    ----
  Less: Amortization related to:
     Unrealized investment gains (losses)..............    (4)    (6)    (10)
     Other expenses....................................    12     25      37
                                                         ----   ----    ----
          Total amortization...........................     8     19      27
                                                         ----   ----    ----
Balance at December 31, 2005...........................   449    163     612
  Capitalizations......................................    80     --      80
                                                         ----   ----    ----
          Total........................................   529    163     692
                                                         ----   ----    ----
  Less: Amortization related to:
     Net investment gains (losses).....................    (3)    (3)     (6)
     Unrealized investment gains (losses)..............    --     (1)     (1)
     Other expenses....................................    84    (17)     67
                                                         ----   ----    ----
          Total amortization...........................    81    (21)     60
                                                         ----   ----    ----
Balance at December 31, 2006...........................  $448   $184    $632
                                                         ====   ====    ====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $17 million in 2007, $17 million in 2008, $17 million in 2009, $15 million in 2010 and $15 million in 2011.

     Amortization of VOBA and DAC is related to; (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5.  INSURANCE

SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Balance at January 1,...............................     $ 75       $59      $ 50
Capitalization......................................       19        19        25
Amortization........................................      (14)       (3)       (5)
Dispositions........................................       --        --       (11)
                                                         ----       ---      ----
Balance at December 31,.............................     $ 80       $75      $ 59
                                                         ====       ===      ====



SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $8,757 million and $7,529 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $115 million, $93 million and $88 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

COMMITMENTS

COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amounts of these unfunded commitments were $8 million at December 31, 2006. The Company did not have unfunded commitments related to bank credit facilities at December 31, 2005.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts is as follows:


                                                             AT DECEMBER 31,
                                     ---------------------------------------------------------------
                                                  2006                             2005
                                     ------------------------------   ------------------------------
                                         IN THE             AT            IN THE             AT
                                     EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                     --------------   -------------   --------------   -------------
                                                              (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
Separate account value.............       $1,941              N/A          $1,333              N/A
Net amount at risk(2)..............           $1(3)           N/A              $1(3)           N/A
Average attained age of
  contractholders..................     65 years              N/A        64 years              N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value.............       $8,072           $5,157          $7,451           $4,414
Net amount at risk(2)..............         $151(3)           $18(4)         $160(3)           $30(4)
Average attained age of
  contractholders..................     65 years         61 years        64 years         60 years


--------

   (1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     The Company has guaranteed death and annuitization benefits liabilities on its annuity contracts of $24 million and $17 million at December 31, 2006 and 2005, respectively. The Company reinsures 100% of this liability with an affiliate and has corresponding recoverables from reinsurers for the same amounts. Therefore, the Company has no net liability at December 31, 2006 and 2005.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                            AT DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Mutual Fund Groupings
  Equity..................................................  $7,550   $6,247
  Bond....................................................     499      532
  Balanced................................................     454      439
  Money Market............................................     107       67
  Specialty...............................................      93       84
                                                            ------   ------
     Total................................................  $8,703   $7,369
                                                            ======   ======


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2002, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as with specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company reinsures 90% of its new production of fixed annuities to an affiliate. The Company currently reinsures 100% of its new production of riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statement of income are presented net of reinsurance ceded. The information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Direct premiums earned..............................      $65      $122       $20
Reinsurance ceded...................................       --        --        (1)
                                                          ---      ----       ---
Net premiums earned.................................      $65      $122       $19
                                                          ===      ====       ===
Reinsurance recoveries netted against policyholder
  benefits and claims...............................      $--      $ --       $ 3
                                                          ===      ====       ===



     Reinsurance recoverables, included in premiums and other receivables, were $1,018 million and $921 million at December 31, 2006 and 2005. Ceded fees, included in universal life and investment-type product policy fees were $34 million, $28 million and $20 million for the years ended December 31, 2006, 2005 and 2004, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7.  INCOME TAX

     The (benefit) provision for income tax is as follows:


                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2006      2005      2004
                                                         ----      ----      ----
                                                               (IN MILLIONS)


Current:
  Federal...........................................     $(81)      $4        $(6)
Deferred:
  Federal...........................................       73        5         33
                                                         ----       --        ---
(Benefit) provision for income tax..................     $ (8)      $9        $27
                                                         ====       ==        ===



     The reconciliation of the income tax (benefit) provision at the U.S. statutory rate to the provision for income tax is as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Tax provision at U.S. statutory rate..................   $ 4       $15       $32
Tax effect of:
  Tax exempt investment income........................    (9)       (6)       (5)
  Prior year taxes....................................    (3)       --        --
                                                         ---       ---       ---
(Benefit) provision for income tax....................   $(8)      $ 9       $27
                                                         ===       ===       ===



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consist of the following:


                                                              DECEMBER 31,
                                                              ------------
                                                               2006   2005
                                                              -----   ----
                                                                   (IN
                                                                MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables..................  $  89   $ 89
  Net operating loss carryforwards..........................     --     53
  Capital loss carryforwards................................     --     16
  Tax credit carryforwards..................................      2      2
  Intangibles...............................................      2      2
  Net unrealized investment losses..........................      2      2
  Other.....................................................      2      2
                                                              -----   ----
                                                                 97    166
                                                              -----   ----
Deferred income tax liabilities:
  Investments...............................................     10     12
  DAC.......................................................    196    190
                                                              -----   ----
                                                                206    202
                                                              -----   ----
Net deferred income tax liability...........................  $(109)  $(36)
                                                              =====   ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company had capital loss carryforwards of $44 million and net operating loss carryforwards of $152 million at December 31, 2005. These capital and net operating loss carryforwards were utilized in 2006.

     The Company joined MetLife's includable affiliates in filing a consolidated federal income tax return in 2006. The Company participates in a Tax Allocation Agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (losses) contributes or reduces consolidated federal tax expense. Pursuant to the tax allocation agreement, the amount due from affiliates is $82 million in 2006.

     A valuation allowance is provided when it is more likely than not that some portion of the deferred income tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

     All years through and including 2002 are closed and no longer subject to Internal Revenue Service ("IRS") audit. The years 2003 and forward are open and subject to audit. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

8. CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that Metropolitan Life's resolution of this matter will not adversely affect its business. MetLife and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida, and Ohio, seeking, among other things, information and documents regarding contingent commission payments to brokers, MetLife's and/or its subsidiaries awareness of any "sham" bids for business, bids and quotes that MetLife and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. MetLife and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. MetLife and/or subsidiaries continue to cooperate fully with these inquiries and is responding to the subpoenas and other discovery requests.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Summary

     Various litigation claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At December 31, 2006 and 2005, Company maintained a liability of $12 million and a related asset for premium tax offsets of $400 thousand for undiscounted future assessments in respect of impaired, insolvent or failed insurers. At December 31, 2006 and 2005, the Company also held a receivable of $10 million, recorded in other assets, for reimbursement of assessments incurred in a prior acquisition.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. The Company also indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2006 and 2005 for indemnities, guarantees and commitments were insignificant.

9.  EQUITY

DIVIDEND RESTRICTIONS

     Under the Missouri Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding year (excluding realized investment gains). However, dividends may only be paid from positive balances in statutory unassigned funds. Since the Company's statutory unassigned funds surplus is less than zero, no dividends are permissible in 2007 without prior approval of the insurance commissioner.

STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance ("Department") has adopted codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Missouri. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

     Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net income (loss) of the Company, as filed with the Department, was $116 million, $5 million and ($168) million, for the years ended December 31, 2006, 2005 and 2004, respectively; statutory capital and surplus, as filed, was $284 million and $176 million at December 31, 2006 and 2005, respectively. Due to the merger on November 9, 2006 of MLIICCA with the Company, the 2005 statutory net income and statutory capital and surplus were restated.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income
(loss) in the current or prior year:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Holding losses on investments arising during the
  year.............................................     $(22)     $(50)     $(39)
Income tax effect of holding losses................        8        17        14
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income...........................       18        16       (28)
  Amortization of premiums and accretion of
     discounts associated with investments.........        4         9        13
  Income tax effect................................       (8)       (9)        5
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts...........        1        10        29
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts...........       --        (3)      (10)
Unrealized investment gains of subsidiary at date
  of sale..........................................       --        --         2
Deferred income tax on unrealized investment gains
  of subsidiary at date of sale....................       --        --        (1)
                                                        ----      ----      ----
Other comprehensive income (loss)..................     $  1      $(10)     $(15)
                                                        ====      ====      ====



10.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                       2006      2005       2004
                                                       ----      ----      -----
                                                             (IN MILLIONS)


Compensation......................................     $  1      $  1      $   1
Commissions.......................................       82        71        115
Amortization of DAC and VOBA......................       61        37         49
Capitalization of DAC.............................      (80)      (66)      (126)
Insurance taxes...................................        3         4          2
Other.............................................       64        56         58
                                                       ----      ----      -----
  Total other expenses............................     $131      $103      $  99
                                                       ====      ====      =====



     The majority of the other category in other expenses consists of affiliated expenses (see Note 12).

11.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                     NOTIONAL   CARRYING    ESTIMATED
                                                     AMOUNT       VALUE    FAIR VALUE
                                                     --------   --------   ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2006


ASSETS:
  Fixed maturity securities........................      --      $2,084      $2,084
  Equity securities................................      --      $    1      $    1
  Mortgage loans on real estate....................      --      $   90      $   90
  Policy loans.....................................      --      $   28      $   28
  Short-term investments...........................      --      $   83      $   83
  Cash and cash equivalents........................      --      $  117      $  117
  Accrued investment income........................      --      $   22      $   22
  Commitments to fund bank credit facilities.......     $ 8      $   --      $   --
LIABILITIES:
  Policyholder account balances....................      --      $2,406      $2,300
  Payables for collateral under securities loaned
     and other transactions........................      --      $  529      $  529




                                                     NOTIONAL   CARRYING    ESTIMATED
                                                      AMOUNT      VALUE    FAIR VALUE
                                                     --------   --------   ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2005


ASSETS:
  Fixed maturity securities........................     --       $2,348      $2,348
  Equity securities................................     --       $    1      $    1
  Mortgage loans on real estate....................     --       $   65      $   65
  Policy loans.....................................     --       $   28      $   28
  Short-term investments...........................     --       $   79      $   79
  Cash and cash equivalents........................     --       $   17      $   17
  Accrued investment income........................     --       $   24      $   24
LIABILITIES:
  Policyholder account balances....................     --       $2,630      $2,516
  Payables for collateral under securities loaned
     and other transactions........................     --       $  508      $  508


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

12.  RELATED PARTIES

     The Company has entered into a master service agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $12 million, $9 million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $30 million; $24 million and $21 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide and receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


related to these agreements, recorded in other expenses, were $14 million, $15 million and $17 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has due (to)/from amounts with other affiliates for services necessary to conduct its business. The amounts due from affiliates were $1 million and $17 million at December 31, 2006 and 2005, respectively.

     The Company reinsures annuity and supplemental contracts, universal life and traditional life business to various affiliates. The reinsurance recoverables, included in premiums and other receivables, were $1,018 million and $921 million at December 31, 2006 and 2005, respectively. The ceded policy fees included in universal life and investment-type product policy fees were $33 million, $28 million and $20 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company had ceded benefits, included in policyholder benefits and claims, of $8 million, $11 million and $12 million for the years ended December 31, 2006, 2005, and 2004, respectively.

     As of December 31, 2006 and 2005, respectively, the Company held $77 million and $76 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool which is an affiliated partnership. These amounts are recorded as short-term investments on the balance sheets of the Company. Net investment income from these invested assets was $3 million, $3 million, and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2006      2005      2004
                                                        ----      ----      ----
                                                              (IN MILLIONS)


Estimated fair value of assets transferred to
  affiliates.......................................     $127       $--      $197
Amortized cost of assets transferred to
  affiliates.......................................     $129       $--      $175
                                                        ----       ---      ----
Net investment gains (losses) recognized on
  transfers........................................     $ (2)      $--      $ 22
                                                        ====       ===      ====
Estimated fair value of assets transferred from
  affiliates.......................................     $ 21       $ 4      $ --
                                                        ====       ===      ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005
                                    AND 2004
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 11, 2007

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2006      2005
                                                              -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $15,282 and $14,089,
     respectively)..........................................  $16,134   $15,086
  Equity securities available-for-sale, at estimated fair
     value (cost: $205 and $199, respectively)..............      210       201
  Mortgage loans on real estate.............................      971       896
  Policy loans..............................................    2,664     2,645
  Real estate and real estate joint ventures
     held-for-investment....................................       56        54
  Other limited partnership interests.......................       20        27
  Short-term investments....................................      435       153
  Other invested assets.....................................    4,068     3,391
                                                              -------   -------
          Total investments.................................   24,558    22,453
Cash and cash equivalents...................................      357       268
Accrued investment income...................................      183       169
Premiums and other receivables..............................    3,256     2,762
Deferred policy acquisition costs and value of business
  acquired..................................................    3,388     3,139
Current income tax receivable...............................      168        --
Other assets................................................      339       332
Separate account assets.....................................    2,210     2,783
                                                              -------   -------
          Total assets......................................  $34,459   $31,906
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $10,291   $ 9,539
  Policyholder account balances.............................   10,398     9,880
  Other policyholder funds..................................    2,202     1,903
  Policyholder dividends payable............................      108       106
  Long-term debt............................................    1,258       501
  Junior subordinated debt securities.......................      399       399
  Shares subject to mandatory redemption....................      159       159
  Current income tax payable................................       --        11
  Deferred income tax liability.............................    1,022       696
  Payables for collateral under securities loaned and other
     transactions...........................................    1,642     1,383
  Other liabilities.........................................    1,736     1,683
  Separate account liabilities..............................    2,210     2,783
                                                              -------   -------
          Total liabilities.................................   31,425    29,043
                                                              -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized;
  3,000,000 shares issued and outstanding...................        3         3
Additional paid-in capital..................................    1,839     1,836
Retained earnings...........................................      775       556
Accumulated other comprehensive income......................      417       468
                                                              -------   -------
          Total stockholder's equity........................    3,034     2,863
                                                              -------   -------
          Total liabilities and stockholder's equity........  $34,459   $31,906
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,647   $4,179   $3,713
Universal life and investment-type product policy fees......     226      149      293
Net investment income.......................................   1,302    1,171    1,131
Other revenues..............................................      67       57       43
Net investment gains (losses)...............................     (14)      57       74
                                                              ------   ------   ------
          Total revenues....................................   6,228    5,613    5,254
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,935    3,714    3,203
Interest credited to policyholder account balances..........     405      374      400
Policyholder dividends......................................     170      171      173
Other expenses..............................................   1,361    1,147    1,256
                                                              ------   ------   ------
          Total expenses....................................   5,871    5,406    5,032
                                                              ------   ------   ------
Income from continuing operations before provision for
  income tax................................................     357      207      222
Provision for income tax....................................     125       66       73
                                                              ------   ------   ------
Income from continuing operations...........................     232      141      149
Income from discontinued operations, net of income tax......      --       --        1
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income tax.........................................     232      141      150
Cumulative effect of a change in accounting, net of income
  tax.......................................................      --       --       15
                                                              ------   ------   ------
Net income..................................................  $  232   $  141   $  165
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                         -----------------------------------------------
                                                                                               FOREIGN         DEFINED
                                                 ADDITIONAL              NET UNREALIZED       CURRENCY         BENEFIT
                            PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT        TRANSLATION         PLAN
                              STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)      ADJUSTMENT       ADJUSTMENT   TOTAL
                            ---------   ------   ----------   --------   --------------      -----------      ----------   ------
Balance at January 1,
 2004.....................     $93        $3       $1,746       $309          $249               $24             $(5)      $2,419
Contribution of preferred
 stock by parent to
 subsidiary and retirement
 thereof..................     (93)                                                                                           (93)
Issuance of shares by
 subsidiary...............                              4                                                                       4
Capital contribution......                             93                                                                      93
Dividends on common
 stock....................                                       (40)                                                         (40)
Dividends on preferred
 stock....................                                        (6)                                                          (6)
Comprehensive income
 (loss):
 Net income...............                                       165                                                          165
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     107                                            107
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        14                           14
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                        (1)          (1)
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                    120
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    285
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2004.....................      --         3        1,843        428           356                38              (6)       2,662
Sale of subsidiary........                              7                                                                       7
Equity transactions of
 majority owned
 subsidiary...............                            (14)                                                                    (14)
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       141                                                          141
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                      75                                             75
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                         3                            3
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         2            2
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                     80
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    221
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2005.....................      --         3        1,836        556           431                41              (4)       2,863
Sale of subsidiary........                             (9)                                                                     (9)
Equity transactions of
 majority owned
 subsidiary...............                             12                                                                      12
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       232                                                          232
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     (62)                                           (62)
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        11                           11
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         1            1
                                                                                                                           ------
   Other comprehensive
     income (loss)........                                                                                                    (50)
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    182
                                                                                                                           ------
 Adoption of SFAS 158, net
   of income tax..........                                                                                        (1)          (1)
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2006.....................     $--        $3       $1,839       $775          $369               $52             $(4)      $3,034
                               ===        ==       ======       ====          ====               ===             ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006      2005      2004
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   232   $   141   $   165
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................        8        12        14
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (13)      (11)      (17)
     (Gains) losses from sales of investments and
       businesses, net......................................       14       (57)      (75)
     Interest credited to policyholder account balances.....      405       374       400
     Universal life and investment-type product policy
       fees.................................................     (226)     (149)     (293)
     Change in premiums and other receivables...............     (511)      (25)      151
     Change in deferred policy acquisition costs, net.......     (306)     (219)     (551)
     Change in insurance-related liabilities................      963       874       722
     Change in income tax receivable/payable................      194       (14)       90
     Change in other assets.................................       87       (93)       14
     Change in other liabilities............................       97        52       173
     Other, net.............................................      (24)       (2)      (16)
                                                              -------   -------   -------
Net cash provided by operating activities...................      920       883       777
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    4,623     5,353     5,411
     Equity securities......................................       68        --        16
     Mortgage loans on real estate..........................       87       194        90
     Real estate and real estate joint ventures.............       --         6        19
     Other limited partnership interests....................        5         2        --
  Purchases of:
     Fixed maturity securities..............................   (6,056)   (6,686)   (6,783)
     Equity securities......................................      (40)      (28)      (29)
     Mortgage loans on real estate..........................     (160)      (38)     (223)
     Real estate and real estate joint ventures.............       (3)       (1)       (2)
     Other limited partnership interests....................       --        --        (1)
  Net change in short-term investments......................     (282)      (67)        4
  Proceeds from sales of businesses, net of cash disposed of
     $5, $0 and $0, respectively............................       71        37        --
  Net change in other invested assets.......................     (705)     (521)     (572)
  Other, net................................................      (50)      (18)      (52)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,442)  $(1,767)  $(2,122)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $1,446   $1,424   $2,245
     Withdrawals............................................    (828)    (953)  (1,139)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     259      (78)     282
  Long-term debt issued.....................................     850       --        8
  Long-term debt repaid.....................................    (100)      (3)      (4)
  Capital contribution to parent from sales of subsidiaries,
     net....................................................      --        7       --
  Junior subordinated debt securities issued................      --      397       --
  Dividends on preferred stock..............................      --       --       (6)
  Dividends on common stock.................................     (13)     (13)     (40)
  Debt issuance costs.......................................     (13)      (6)      --
  Other, net................................................      10        5        2
                                                              ------   ------   ------
Net cash provided by financing activities...................   1,611      780    1,348
                                                              ------   ------   ------
Change in cash and cash equivalents.........................      89     (104)       3
Cash and cash equivalents, beginning of year................     268      372      369
                                                              ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  357   $  268   $  372
                                                              ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   73   $   48   $   49
                                                              ======   ======   ======
     Income tax.............................................  $   --   $  143   $   36
                                                              ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed......................................  $  321   $   40   $   --
       Less: liabilities disposed...........................     236        3       --
                                                              ------   ------   ------
       Net assets disposed..................................  $   85   $   37   $   --
       Less: cash disposed..................................       5       --       --
                                                              ------   ------   ------
       Business dispositions, net of cash disposed..........  $   80   $   37   $   --
                                                              ======   ======   ======
     Transfer from funds withheld at interest to fixed
      maturity securities...................................  $   --   $   --   $  606
                                                              ======   ======   ======
     Capital contribution from parent.......................  $   --   $   --   $   93
                                                              ======   ======   ======
     Return of capital to parent from sale of subsidiary....  $   (9)  $   --   $   --
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon merged with and into Metropolitan Life. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 16.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2006 and 2005 and 52% in 2004. See Note 12.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures' and partnerships' operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,347 million and $1,200 million at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation. Such reclassifications primarily included $399 million relating to junior subordinated debt securities at both December 31, 2006 and 2005, previously included in long-term debt.

     Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

        (i) the fair value of investments in the absence of quoted market values;

       (ii) investment impairments;

      (iii) the recognition of income on certain investments;

       (iv) the application of the consolidation rules to certain investments;

        (v) the fair value of and accounting for derivatives;

       (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

      (vii) the measurement of goodwill and related impairment, if any;

     (viii) the liability for future policy benefits;

       (ix) accounting for income taxes and the valuation of deferred tax assets;

        (x) accounting for reinsurance transactions;

       (xi) accounting for employee benefit plans; and

      (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate and real estate joint ventures, other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of funds withheld at interest.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $105 million and $99 million at December 31, 2006 and 2005, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million and $65 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $7 million, $7 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $56 million and $57 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $30 million at both December 31, 2006 and 2005. Related amortization expense was $6 million, $11 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. Fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 31% and 31% of General American's life insurance in-force, and 56% and 55% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 99%, 98% and 92% of gross life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. Total premiums for General American were $299 million, $311 million and $365 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     The Company establishes future policy benefit liabilities for secondary guarantees relating to certain life policies as follows:

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances ("PAB") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6% less expenses, mortality charges, and withdrawals.

Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

     General American joined MetLife's includable affiliates in filing a federal income tax return in 2006. The consolidating companies have executed a tax allocation agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and this agreement provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces federal tax expense. Pursuant to the tax allocation agreement, the amount due from affiliates is $238 million in 2006.

     Effective January 1, 2006, the Company began filing a consolidated Federal income tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate consolidated U.S. Federal income tax return with its includable subsidiary.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits--An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r)("SFAS 158"). The obligations and associated expense of these plans require an extensive use of assumptions such as the discount rate, expected return on plan assets and rate of future compensation increases, healthcare cost trend rates as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

         (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

        (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

       (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

        (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

         (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date.

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

         (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

        (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

        (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In December 2004, the FASB issued FSP No. FAS 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("FSP 109-2"). The American Jobs Creation Act of 2004 ("AJCA") introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS No. 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1 ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policy benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $1 million and $15 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of approximately $4 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by less than $1 million, net of income tax.

2.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                                    DECEMBER 31, 2006
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,714     $  153     $ 71     $ 5,796      35.9%
Residential mortgage-backed securities............     3,158         13       33       3,138      19.5
Foreign corporate securities......................     1,890        390       13       2,267      14.1
Foreign government securities.....................     1,576        450        5       2,021      12.5
Commercial mortgage-backed securities.............     1,259         14       14       1,259       7.8
Asset-backed securities...........................       854          4        2         856       5.3
U.S. Treasury/agency securities...................       657          3        5         655       4.1
State and political subdivision securities........        72          1        1          72       0.4
Other fixed maturity securities...................       102         --       32          70       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $15,282     $1,028     $176     $16,134     100.0%
                                                     =======     ======     ====     =======     =====
Non-redeemable preferred stocks...................   $   191     $    4     $  2     $   193      91.9%
Common stocks.....................................        14          3       --          17       8.1
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   205     $    7     $  2     $   210     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
Foreign government securities.....................     1,396        454        1       1,849      12.3
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
U.S. Treasury/agency securities...................       434          3        2         435       2.9
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

     The Company held foreign currency derivatives with notional amounts of $670 million and $575 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $452 million and $416 million at December 31, 2006 and 2005, respectively. These securities had net unrealized gains of $18 million and $20 million at December 31, 2006 and 2005, respectively. There were no non-income producing fixed maturity securities at December 31, 2006. Non-income producing fixed maturity securities were less than $1 million at December 31, 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were insignificant at both December 31, 2006 and 2005.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   326     $   331      $   232     $   234
Due after one year through five years.........     2,052       2,103        1,571       1,617
Due after five years through ten years........     2,649       2,680        2,996       3,078
Due after ten years...........................     4,984       5,767        4,490       5,375
                                                 -------     -------      -------     -------
  Subtotal....................................    10,011      10,881        9,289      10,304
Mortgage-backed and other asset-backed
  securities..................................     5,271       5,253        4,800       4,782
                                                 -------     -------      -------     -------
  Total fixed maturity securities.............   $15,282     $16,134      $14,089     $15,086
                                                 =======     =======      =======     =======

     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $3,989   $5,608   $2,555
Gross investment gains.....................................  $   47   $   99   $   96
Gross investment losses....................................  $  (67)  $  (65)  $  (32)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                DECEMBER 31, 2006
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $1,397        $19        $1,322        $ 52       $2,719        $ 71
Residential mortgage-backed
  securities.......................      855          7         1,267          26        2,122          33
Foreign corporate securities.......      407          8           139           5          546          13
Foreign government securities......      267          4            31           1          298           5
Commercial mortgage-backed
  securities.......................      319          1           508          13          827          14
Asset-backed securities............      272          1            60           1          332           2
U.S. Treasury/agency securities....      458          4            60           1          518           5
State and political subdivision
  securities.......................       29         --            13           1           42           1
Other fixed maturity securities....       71         32            --          --           71          32
                                      ------        ---        ------        ----       ------        ----
  Total fixed maturity
     securities....................   $4,075        $76        $3,400        $100       $7,475        $176
                                      ======        ===        ======        ====       ======        ====
Equity securities..................   $   49        $ 1        $   16        $  1       $   65        $  2
                                      ======        ===        ======        ====       ======        ====
Total number of securities in an
  unrealized loss position.........      907                      676                    1,583
                                      ======                   ======                   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
Foreign government securities......       87          1           --          --            87           1
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
U.S. Treasury/agency securities....      214          2            1          --           215           2
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturity
     securities....................   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2006
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $3,369      $ 8       $ 58        $2         621         4
Six months or greater but less than nine
  months..................................      184       --          3        --          78        --
Nine months or greater but less than
  twelve months...........................      640       --         14        --         204        --
Twelve months or greater..................    3,516        1        101        --         675         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $7,709      $ 9       $176        $2       1,578         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

     At December 31, 2006 and 2005, $176 million and $148 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. At December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months.

     The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented approximately 6%, or $10 million, of the gross unrealized loss on fixed maturity and equity securities. The Company held no fixed maturity or equity securities with a gross unrealized loss at December 31, 2005 greater than $10 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2006 and 2005, the Company had $178 million and $149 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
SECTOR:
U.S. corporate securities...................................    40%     34%
Residential mortgage-backed securities......................    19      23
Foreign corporate securities................................     7       4
Foreign government securities...............................     3       1
Commercial mortgage-backed securities.......................     8       9
U.S. Treasury/agency securities.............................     3       1
Other.......................................................    20      28
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===
INDUSTRY:
Mortgage-backed.............................................    27%     32%
Industrial..................................................    16       9
Utility.....................................................    13       4
Finance.....................................................    11       4
Government..................................................     6       2
Other.......................................................    27      49
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,566 million and $1,266 million and an estimated fair value of $1,587 million and $1,312 million were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,640 million and $1,371 million at December 31, 2006 and 2005, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2006 and 2005.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had assets on deposit with regulatory agencies with a fair market value of $1,009 million and $842 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2,228 million and $1,452 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Commercial mortgage loans............................   $925       95%     $883       98%
Agricultural mortgage loans..........................     46        5        14        2
                                                        ----      ---      ----      ---
  Subtotal...........................................    971      100%      897      100%
                                                                  ===                ===
Less: Valuation allowances...........................     --                  1
                                                        ----               ----
  Mortgage loans on real estate......................   $971               $896
                                                        ====               ====

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 21%, 9% and 8% of the value of the Company's mortgage loans on real estate were located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................    $ 1       $ 3       $ 2
Additions...................................................     --        --         2
Deductions..................................................     (1)       (2)       (1)
                                                                ---       ---       ---
Balance at December 31......................................    $--       $ 1       $ 3
                                                                ===       ===       ===

     The Company's impaired mortgage loans on real estate with valuation allowances was $6 million for the year ended December 31, 2006. The valuation allowances associated with these mortgages was less than $1 million for the year ended December 31, 2006. There were no impaired mortgage loans on real estate without valuation

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES allowances for the year ended December 31, 2006. The Company did not have impaired mortgage loans on real estate for the year ended December 31, 2005.

     The average investment in impaired loans was $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for both the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Real estate.................................................  $ 68    $ 67
Accumulated depreciation....................................   (14)    (13)
                                                              ----    ----
Net real estate.............................................    54      54
Real estate joint ventures..................................     2      --
                                                              ----    ----
Real estate and real estate joint ventures..................  $ 56    $ 54
                                                              ====    ====

     All of the Company's real estate and real estate joint ventures are classified as held-for-investment. Related depreciation expense was $1 million for each of the years ended December 31, 2006, 2005 and 2004.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        66%     $37        69%
Retail...............................................     2         4%      --         0%
Industrial...........................................    17        30%      17        31%
                                                        ---       ---      ---       ---
     Total...........................................   $56       100%     $54       100%
                                                        ===       ===      ===       ===

     At December 31, 2006, 96% and 4% of the Company's real estate holdings were located in California and Florida, respectively.

FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $3,806 million and $3,316 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturity securities..................................  $  864   $  772   $  700
Equity securities..........................................      16       11       19
Mortgage loans on real estate..............................      63       75       76
Real estate and real estate joint ventures.................      12       11       14
Policy loans...............................................     154      159      159
Other limited partnership interests........................      (1)      (5)      (4)
Cash, cash equivalents and short-term investments..........      17       11        6
Interest on funds held at interest.........................     257      192      225
Other......................................................      16        9      (25)
                                                             ------   ------   ------
  Total investment income..................................   1,398    1,235    1,170
Less: Investment expenses..................................      96       64       39
                                                             ------   ------   ------
  Net investment income....................................  $1,302   $1,171   $1,131
                                                             ======   ======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $4 million, less than $1 million and $3 million, respectively, related to fixed maturity securities and short-term investments, is included in the table above.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2006   2005   2004
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Fixed maturity securities...................................  $(27)  $32    $46
Equity securities...........................................     6    --      4
Mortgage loans on real estate...............................     1    10      1
Real estate and real estate joint ventures..................    --     4      2
Other limited partnership interests.........................    --    --     (3)
Derivatives.................................................     8   (15)    31
Other.......................................................    (2)   26     (7)
                                                              ----   ---    ---
  Net investment gains (losses).............................  $(14)  $57    $74
                                                              ====   ===    ===

     There were no affiliated investment gains (losses) for the year ended December 31, 2006. For the years ended December 31, 2005 and 2004, affiliated investment gains (losses) of $29 million and $7 million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1 million, $2 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturity securities...................................   $852     $997     $848
Equity securities...........................................      5        2        6
Derivatives.................................................     (2)      (2)       1
Minority interest...........................................   (159)    (171)    (105)
Other invested assets.......................................    (20)     (39)     (57)
                                                               ----     ----     ----
  Subtotal..................................................    676      787      693
                                                               ----     ----     ----
Amounts allocated from:
  Deferred policy acquisition costs.........................    (27)     (45)     (87)
                                                               ----     ----     ----
Deferred income tax.........................................   (280)    (311)    (250)
                                                               ----     ----     ----
  Subtotal..................................................   (307)    (356)    (337)
                                                               ----     ----     ----
Net unrealized investment gains (losses)....................   $369     $431     $356
                                                               ====     ====     ====

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, January 1,.........................................   $431     $356     $249
Unrealized investment gains (losses) during the year........   (111)      94      107
Unrealized gains (losses) relating to:
  DAC and VOBA..............................................     18       42       77
  Deferred income tax.......................................     31      (61)     (77)
                                                               ----     ----     ----
Balance, December 31,.......................................   $369     $431     $356
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $(62)    $ 75     $107
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was approximately $71 million and $61 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $9 million, $3 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                     DECEMBER 31, 2006
                                                                  ------------------------
                                                                  NOT PRIMARY BENEFICIARY
                                                                  ------------------------
                                                                                 MAXIMUM
                                                                    TOTAL      EXPOSURE TO
                                                                  ASSETS(1)      LOSS(2)
                                                                  ----------   -----------
                                                                       (IN MILLIONS)
    Other limited partnership interests(3)......................    $   14         $ 6
    Other investments(4)........................................     2,754          56
                                                                    ------         ---
      Total.....................................................    $2,768         $62
                                                                    ======         ===

---------------

(1) The assets of the other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

(4) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Interest rate swaps.......................   $  359     $29         $2         $  377     $38         $ 1
Financial futures.........................      213       2         --             --      --          --
Foreign currency swaps....................       31      --          4             33       1           3
Foreign currency forwards.................      643      20         --            546      --          37
Financial forwards........................       --      --          1             --      --          --
Credit default swaps......................      241      --         --            155      --          --
                                             ------     ---         --         ------     ---         ---
  Total...................................   $1,487     $51         $7         $1,111     $39         $41
                                             ======     ===         ==         ======     ===         ===

     The above table does not include notional values for equity variance swaps. At both December 31, 2006 and 2005, the Company owned 4,500 equity variance swaps contracts. Market values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                                    REMAINING LIFE
                                              ----------------------------------------------------------
                                                            AFTER ONE    AFTER FIVE
                                                               YEAR        YEARS
                                              ONE YEAR OR    THROUGH      THROUGH     AFTER TEN
                                                 LESS       FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                              -----------   ----------   ----------   ---------   ------
                                                                    (IN MILLIONS)
Interest rate swaps.........................     $ 46          $ 71         $ 87        $155      $  359
Financial futures...........................      213            --           --          --         213
Foreign currency swaps......................       --             6           14          11          31
Foreign currency forwards...................      643            --           --          --         643
Credit default swaps........................       --           231           10          --         241
                                                 ----          ----         ----        ----      ------
  Total.....................................     $902          $308         $111        $166      $1,487
                                                 ====          ====         ====        ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Fair value................................   $    3     $--        $  --       $    5     $ 1         $--
Cash flow.................................        9      --           --           26      --           3
Non-qualifying............................    1,475      51            7        1,080      38          38
                                             ------     ---        -----       ------     ---         ---
  Total...................................   $1,487     $51        $   7       $1,111     $39         $41
                                             ======     ===        =====       ======     ===         ===

     The Company recognized insignificant net investment income (expense) from qualifying settlement payments for the years ended December 31, 2006, 2005 and 2004.

     The Company recognized net investment gains from non-qualifying settlement payments of $3 million, $11 million, and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2006, 2005 and 2004. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2006, 2005 and 2004.

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant amounts in net investment gains (losses), which represent the ineffective portion of all cash flow hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     For the year ended December 31, 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. At both December 31, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2004, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was $1 million.

     At December 31, 2006, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify credit risk exposure to certain portfolios; and (v) equity variance swaps and interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($3) million, ($34) million and ($13) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $2 million at December 31, 2006. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains of $7 million, $7 million and $26 million, respectively.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments.

     As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $2 million and $12 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. As of December 31, 2005, the Company had no pledged collateral. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                               DAC     VOBA   TOTAL
                                                              ------   ----   ------
                                                                  (IN MILLIONS)
Balance at January 1, 2004..................................  $2,003   $636   $2,639
  Capitalizations...........................................     960     --      960
                                                              ------   ----   ------
          Subtotal..........................................   2,963    636    3,599
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       3      1        4
     Unrealized investment gains (losses)...................      --    (77)     (77)
     Other expenses.........................................     450     41      491
                                                              ------   ----   ------
          Total amortization................................     453    (35)     418
                                                              ------   ----   ------
  Less: Dispositions and other..............................    (107)    23      (84)
                                                              ------   ----   ------
Balance at December 31, 2004................................   2,617    648    3,265
  Capitalizations...........................................     649     --      649
                                                              ------   ----   ------
          Subtotal..........................................   3,266    648    3,914
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................      12      2       14
     Unrealized investment gains (losses)...................     (28)   (14)     (42)
     Other expenses.........................................     652     31      683
                                                              ------   ----   ------
          Total amortization................................     636     19      655
                                                              ------   ----   ------
  Less: Dispositions and other..............................     120     --      120
                                                              ------   ----   ------
Balance at December 31, 2005................................   2,510    629    3,139
  Capitalizations...........................................     761     --      761
                                                              ------   ----   ------
          Subtotal..........................................   3,271    629    3,900
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       2     (2)      --
     Unrealized investment gains (losses)...................      (3)   (15)     (18)
     Other expenses.........................................     570    (15)     555
                                                              ------   ----   ------
          Total amortization................................     569    (32)     537
                                                              ------   ----   ------
  Less: Dispositions and other..............................     (52)    27      (25)
                                                              ------   ----   ------
Balance at December 31, 2006................................  $2,754   $634   $3,388
                                                              ======   ====   ======

     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $32 million in 2007, $35 million in 2008, $34 million in 2009, $32 million in 2010 and $36 million in 2011.

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Balance at January 1,.......................................  $134    $134
Dispositions and other, net.................................    (3)     --
                                                              ----    ----
Balance at December 31,.....................................  $131    $134
                                                              ====    ====

6.  INSURANCE

SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,997 million and $2,435 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $213 million and $348 million at December 31, 2006 and 2005, respectively. The average interest rate credited on these contracts was 4.0% for each of the years ended December 31, 2006 and 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $84 million, $113 million and $110 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                               AT DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2006                             2005
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS(1)
TWO TIER ANNUITIES
  General account value..............       N/A               $296           N/A               $299
  Net amount at risk(2)..............       N/A                $53(4)        N/A                $36(4)
  Average attained age of                   N/A           58 years           N/A           58 years
     contractholders.................

                                                              AT DECEMBER 31,
                                             -------------------------------------------------
                                                      2006                      2005
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account).................................    $1,024        N/A           $924        N/A
Net amount at risk(2)......................   $19,066(3)     N/A        $19,900(3)     N/A
Average attained age of policyholders......  56 years        N/A       55 years        N/A

---------------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

(3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                          ANNUITY CONTRACTS            VARIABLE LIFE CONTRACTS
                                      --------------------------   -------------------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A             7              6          N/A         13
Incurred guaranteed benefits........     N/A            --             --          N/A         --
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2006........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................   $16     $11
  Bond......................................................     1       1
  Money market..............................................     3       2
                                                               ---     ---
     Total..................................................   $20     $14
                                                               ===     ===

7.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention strategy remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums............................................  $  415   $  445   $  485
Reinsurance assumed........................................   4,737    4,222    3,648
Reinsurance ceded..........................................    (505)    (488)    (420)
                                                             ------   ------   ------
Net premiums...............................................  $4,647   $4,179   $3,713
                                                             ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims......................................  $   87   $   57   $  177
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reinsurance assumed premium for the years ended December 31, 2006, 2005 and 2004 include $4,735 million, $4,220 million and $3,645 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,137 million and $1,029 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $47 million and $61 million at December 31, 2006 and 2005, respectively.

     Total universal life and investment-type product policy fees include ceded amounts of $149 million, $334 million and $124 million for the years ended December 31, 2006, 2005 and 2004, respectively, of which $103 million, $277 million and $69 million, respectively, are affiliated.

8.  LONG-TERM DEBT

     Long-term debt outstanding is as follows:

                                      INTEREST RATES
                                 ------------------------                 DECEMBER 31,
                                                 WEIGHTED                 -------------
                                     RANGE       AVERAGE     MATURITY      2006    2005
                                 -------------   --------   -----------   ------   ----
                                                                          (IN MILLIONS)
Senior notes...................  6.19% - 6.75%     6.30%    2011 - 2036   $1,050   $300
Fixed rate notes...............  5.76% - 6.47%     5.95%    2007 - 2011      107    101
Surplus notes..................      7.63%         7.63%       2024          100     99
Other notes....................    8% - 12%        9.85%    2009 - 2016        1      1
                                                                          ------   ----
  Total long-term debt.........                                           $1,258   $501
                                                                          ======   ====

     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $30 million in 2007, less than $1 million in 2008, less than $1 million in 2009, $50 million in 2010, $228 million in 2011 and $950 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $69 million, $48 million and $49 million for the years ended December 31, 2006, 2005 and 2004, respectively and does not include interest expense on junior subordinated debt securities. See Note 9.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $668 million as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these facilities as of December 31, 2006 is as follows:

                                                               LETTER OF CREDIT                UNUSED
           BORROWER(S)               EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
---------------------------------  --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
Reinsurance Group of America,
  Inc. ..........................  May 2007           $ 29           $ --           $ 29        $ --
Reinsurance Group of America,
  Inc. ..........................  September 2010      600            315             50         235
Reinsurance Group of America,
  Inc. ..........................  March 2011           39             --             28          11
                                                      ----           ----           ----        ----
Total............................                     $668           $315           $107        $246
                                                      ====           ====           ====        ====

     Letters of Credit. At December 31, 2006, RGA had outstanding $457 million in letters of credit from various banks, of which $315 million were part of committed facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among other things, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth, maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $25 million, or $50 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. The facility fee and interest rate for RGA's credit facilities is based on its senior long-term debt ratings. A decrease in those ratings could result in an increase in costs for the credit facilities. As of December 31, 2006, RGA had $706 million in outstanding borrowings, excluding $850 million of Timberlake notes, under its long-term and junior subordinated debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2006 was $28 million.

9.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed at par in whole or in part beginning on December 15, 2015. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

10. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2006 and 2005.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $(154)    $ 23      $(7)
  Foreign...................................................      41       70        4
                                                               -----     ----      ---
  Subtotal..................................................    (113)      93       (3)
                                                               -----     ----      ---
Deferred:
  Federal...................................................     228      (31)      70
  Foreign...................................................      10        4        6
                                                               -----     ----      ---
  Subtotal..................................................     238      (27)      76
                                                               -----     ----      ---
Provision for income tax....................................   $ 125     $ 66      $73
                                                               =====     ====      ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $125       $72       $78
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............     (2)       (2)       (1)
  Tax-exempt investment income..............................     (2)       (1)       (3)
  State and local income tax................................      1         1         1
  Valuation allowance for carryforward items................     --        (2)       (2)
  Other, net................................................      3        (2)       --
                                                               ----       ---       ---
Provision for income tax....................................   $125       $66       $73
                                                               ====       ===       ===

     General American has been audited by the Internal Revenue Service for the years through and including 2000. Commencing in 2000, the Company was included as part of the overall MetLife examination. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

     RGA's U.S. tax returns have been audited by the relevant taxing authorities for all years through 2002. RGA believes established tax contingency reserves are adequate in relation to the potential for additional assessments. Once established, reserves are adjusted as information becomes available or when an event requiring a change to the reserve occurs. The resolution of tax matters in the future could have an effect on RGA's effective rate.

     Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Employee benefits.........................................  $    35   $   28
  Investments...............................................       27       --
  Loss and credit carryforwards.............................      781      728
  Other.....................................................       71       51
                                                              -------   ------
                                                                  914      807
  Less: Valuation allowance.................................        5        5
                                                              -------   ------
                                                                  909      802
                                                              -------   ------

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax liabilities:
  DAC.......................................................    1,141    1,002
  Liability for future policy benefits......................      486      137
  Investments...............................................       --       39
  Net unrealized investment gains...........................      280      311
  Other.....................................................       24        9
                                                              -------   ------
                                                                1,931    1,498
                                                              -------   ------
Net deferred income tax liability...........................  $(1,022)  $ (696)
                                                              =======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2006 and 2005, a valuation allowance for deferred tax assets of approximately $5 million and $5 million, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, RGA Financial Products Limited, and RGA UK Services Limited. At December 31, 2006, the Company's subsidiaries had net operating loss carryforwards of $2,236 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

     As of December 31, 2006, there were approximately 37 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions, or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (The Paul Revere Life Insurance Company, "Paul Revere") and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration. If arbitration is pursued, the limit of the Company's possible exposure is approximately $2 million.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. As previously reported, in May 2004, the Company received a "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, at the present time, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida, and Ohio, seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

Summary

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At December 31, 2006 and 2005, the Company maintained a liability of $5 million, and a related asset for premium tax offsets of $3 million for the undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintains, at December 31, 2006 and 2005, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

LEASES

     Future minimum rental income and minimum gross rental payments relating to lease agreements are as follows:

                                                        RENTAL INCOME   GROSS RENTAL PAYMENTS
                                                        -------------   ---------------------
                                                                    (IN MILLIONS)
2007..................................................       $6                  $9
2008..................................................       $5                  $8
2009..................................................       $2                  $7
2010..................................................       $1                  $7
2011..................................................       $1                  $4
Thereafter............................................       $1                  $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $34 million and $32 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next three to five years.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $20 million and $26 million at December 31, 2006 and 2005, respectively.

COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amounts of these unfunded commitments were $11 million at December 31, 2006. The Company did not have unfunded commitments related to bank credit facilities at December 31, 2005.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $102 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2006 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  EMPLOYEE BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by Metropolitan Life. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the Plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for employees and retirees through a plan sponsored by Metropolitan Life. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life associated with benefits provided to its employees and has no legal obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosures below. The Company's share of pension expense was $8 million for each of the years ended December 31, 2006, 2005 and 2004. In addition, the Company's share of postretirement expense was $3 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     The Company continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while employed, but are not accruing additional benefits in these plans.

     RGA also sponsors a separate defined benefit pension plan for its eligible employees, as well as a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                             DECEMBER 31, 2006
                                            ----------------------------------------------------
                                                          ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION     ADOPTION OF      POST
                                             SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS   ADJUSTMENT   ADJUSTMENT    ADJUSTMENTS
---------------------                       -----------   ----------   -----------   -----------
                                                               (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................     $(47)          $1           $(3)         $(49)
Other liabilities: Accrued postretirement
  benefit cost............................     $ (7)          $--          $(5)         $(12)
                                                              --           ---
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans...................     $ (7)          $1           $(8)         $(14)
Minority interest.........................                    $--          $ 8
Deferred income tax.......................                    $--          $(1)
                                                              --           ---
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans...................     $ (4)          $1           $(1)         $ (4)
                                                              ==           ===

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                              PENSION BENEFITS       BENEFITS
                                                              -----------------   ---------------
                                                               2006      2005      2006     2005
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 60      $ 53      $ 10     $  9
  Service cost..............................................      3         2         1        1
  Interest cost.............................................      4         3        --       --
  Change in benefits........................................      5        --        --       --
  Actuarial loss............................................      2         5         1       --
  Benefits paid.............................................     (3)       (3)       --       --
                                                               ----      ----      ----     ----
Benefit obligation at end of year...........................     71        60        12       10
                                                               ----      ----      ----     ----
Change in plan assets:
Fair value of plan assets at beginning of year..............     16        14        --       --
  Actual return on plan assets..............................      2        --        --       --
  Employer contribution.....................................      7         2        --       --
  Benefits paid.............................................     (3)       --        --       --
                                                               ----      ----      ----     ----
Fair value of plan assets at end of year....................     22        16        --       --
                                                               ----      ----      ----     ----
Funded status at end of year................................   $(49)      (44)     $(12)     (10)
                                                               ====                ====
  Unrecognized net actuarial losses.........................               23                  4
  Unrecognized prior service cost...........................              (20)                --
                                                                         ----               ----
Net amount recognized.......................................             $(41)              $ (6)
                                                                         ====               ====
Components of net amounts recognized:
  Qualified plan accrued benefit cost.......................             $ (2)              $ --
  Non-qualified plan accrued benefit cost...................              (39)                (6)
                                                                         ----               ----
     Total accrued benefit cost.............................              (41)                (6)
  Additional minimum pension liability......................               (7)                --
                                                                         ----               ----
  Net amount recognized.....................................             $(48)              $ (6)
                                                                         ====               ====
Amounts recognized in consolidated balance sheet consist of:
  Other liabilities.........................................   $(49)     $(48)     $(12)    $ (6)
                                                               ----      ----      ----     ----
                                                               $(49)     $(48)     $(12)    $ (6)
                                                               ====      ====      ====     ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses......................................   $ 23      $ --      $  5     $ --
  Prior service credit......................................    (14)       --        --       --
  Additional minimum pension liability......................     --         7        --       --
                                                               ----      ----      ----     ----
                                                                  9         7         5       --
Deferred income tax and minority interest...................     (7)       (2)       (3)      --
                                                               ----      ----      ----     ----
                                                               $  2      $  5      $  2     $ --
                                                               ====      ====      ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans are as follows:

                                    QUALIFIED PLAN      NON-QUALIFIED PLAN          TOTAL
                                    ---------------     -------------------     -------------
                                    2006      2005       2006        2005       2006     2005
                                    -----     -----     -------     -------     ----     ----
                                                          (IN MILLIONS)
Aggregate fair value of plan
  assets..........................   $22       $16       $ --        $ --       $ 22     $ 16
Aggregate projected benefit
  obligation......................    25        22         46          38         71       60
                                     ---       ---       ----        ----       ----     ----
Over (under) funded...............   $(3)      $(6)      $(46)       $(38)      $(49)    $(44)
                                     ===       ===       ====        ====       ====     ====

     The accumulated benefit obligation for all defined benefit pension plans was $61 million and $53 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Projected benefit obligation................................   $45     $60
Accumulated benefit obligation..............................   $40     $53
Fair value of plan assets...................................   $--     $16

     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2006 and 2005.

     The components of net periodic benefit cost recognized in net income are as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                                  PENSION BENEFITS         BENEFITS
                                                 ------------------   ------------------
                                                 2006   2005   2004   2006   2005   2004
                                                 ----   ----   ----   ----   ----   ----
                                                              (IN MILLIONS)
Service cost...................................   $3     $2     $2     $1     $1     $1
Interest cost..................................    4      3      3     --     --     --
Expected return on plan assets.................   (2)    (1)    (1)    --     --     --
Amortization net loss..........................    1      1      1     --     --     --
Amortization of prior service credit...........   (2)    (2)    (2)    --     --     --
                                                  --     --     --     --     --     --
  Net periodic benefit cost....................   $4     $3     $3     $1     $1     $1
                                                  ==     ==     ==     ==     ==     ==

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $1 million and $2 million, respectively.

     It is anticipated that no amortization of net actuarial loss will occur from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations are as follows:

                                                                     DECEMBER 31,
                                                             -----------------------------
                                                                                OTHER
                                                               PENSION     POSTRETIREMENT
                                                              BENEFITS        BENEFITS
                                                             -----------   ---------------
                                                             2006   2005    2006     2005
                                                             ----   ----   ------   ------
Weighted average discount rate.............................  5.85%  5.77%   5.75%    5.75%
Rate of compensation increase..............................  4.25%  4.25%    N/A      N/A

     Assumptions used in determining net periodic benefit cost are as follows:

                                                              DECEMBER 31,
                                       ----------------------------------------------------------
                                          PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                       ----------------------     -------------------------------
                                       2006     2005     2004      2006        2005        2004
                                       ----     ----     ----     -------     -------     -------
Weighted average discount rate.......  5.75%    5.76%    5.46%     5.75%       5.75%       6.50%
Expected rate of return on plan
  assets.............................  8.50%    8.50%    8.50%      N/A         N/A         N/A
Rate of compensation increase........  4.25%    4.25%    4.25%      N/A         N/A         N/A

     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The expected return on plan assets for use in the plan's valuation in 2007 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated pension benefit obligation and net periodic benefit cost were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2006                     2005
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  10% down to 5% in 2012   11% down to 5% in 2012
Medicare eligible claims.............  10% down to 5% in 2012   11% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                  (IN THOUSANDS)
Effect on total of service and interest cost
  components......................................         $  339                $  (270)
Effect on accumulated postretirement benefit
  obligation......................................         $2,891                $(2,219)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                              TARGET   DECEMBER 31,
                                                              ------   -------------
                                                               2007    2006    2005
                                                              ------   -----   -----
ASSET CATEGORY
Equity securities...........................................    75%      76%     75%
Fixed maturity securities...................................    25%      24%     25%
                                                               ---      ---     ---
  Total.....................................................   100%     100%    100%
                                                               ===      ===     ===

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     In 2007, the Company expects to make contributions of $11 million to its pension plans, which includes $4 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company, and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use their general assets to pay claims as they come due in lieu of utilizing plan assets. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                                                   OTHER
                                                                               POSTRETIREMENT
                                                            PENSION BENEFITS      BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 6              $  --
2011......................................................        $ 6              $  --
2012-2016.................................................        $34              $   2

SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $2 million, $3 million and $3 million to these plans during the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     In December 2004, MetLife contributed to the Company 93,402 Preferred Shares of Equity Intermediary Company ("EIC"), a former subsidiary of the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     Under Missouri Insurance Law, General American is permitted, without prior regulatory clearance to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations (excluding realized investment gains) for the immediately preceding calendar year. General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the years ended December 31, 2006, 2005 and 2004, the Company paid to GenAmerica $13 million, $13 million and $40 million, respectively, in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2006, General American could pay to GenAmerica a stockholder dividend of $222 million without prior approval of the Director in 2007.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $316 million, ($50) million and ($80) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,142 million and $1,677 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(115)    $137     $178
Income tax effect of holding gains (losses).................      38      (61)     (75)
Reclassification adjustments:
  Recognized holding gains (losses) included in current year
     income.................................................      16      (35)     (57)
  Amortization of premiums and accretion of discounts
     associated with investments............................     (12)      (8)     (14)
  Income tax effect.........................................      (1)      21       30
Allocation of holding gains on investments relating to other
  policyholder amounts......................................      18       42       77
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      (6)     (21)     (32)
                                                               -----     ----     ----
Net unrealized investment gains (losses)....................     (62)      75      107
Foreign currency translation adjustment.....................      11        3       14
Minimum pension liability adjustment........................       1        2       (1)
                                                               -----     ----     ----
Other comprehensive income (loss)...........................   $ (50)    $ 80     $120
                                                               =====     ====     ====

15.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   21   $   39   $   46
Commissions................................................     904      493    1,076
Interest and debt issue cost...............................      96       50       48
Amortization of DAC and VOBA...............................     555      697      495
Capitalization of DAC......................................    (761)    (649)    (960)
Minority interest..........................................     211      164      162
Insurance taxes............................................     239      186      175
Other......................................................      96      167      214
                                                             ------   ------   ------
  Total other expenses.....................................  $1,361   $1,147   $1,256
                                                             ======   ======   ======

16.  ACQUISITIONS AND DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to MetLife. The Company received consideration of $71 million, net of cash sold of $5 million, for Paragon. The amount received below book value was recorded as a return of capital to MetLife of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million, $61 million and $51 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In March, 2005, the Company dissolved its wholly-owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life for consideration of $44 million. The amount received above book value was recorded as a capital contribution from Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     In December 2004, EIC, a wholly-owned subsidiary of the Company, was dissolved. See Note 14.

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              -----     -----     ----
                                                                   (IN MILLIONS)
Investment income...........................................  $ --      $ --      $ 2
Investment expense..........................................    --        --       (1)
                                                              -----     -----     ---
  Income from discontinued operations, net of income tax....  $ --      $ --      $ 1
                                                              =====     =====     ===

     There were no real estate investments related to discontinued operations as of December 31, 2006 and 2005.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2006                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $16,134     $16,134
  Equity securities......................................             $   210     $   210
  Mortgage loans on real estate..........................             $   971     $   943
  Policy loans...........................................             $ 2,664     $ 2,664
  Short-term investments.................................             $   435     $   435
  Cash and cash equivalents..............................             $   357     $   357
  Accrued investment income..............................             $   183     $   183
  Mortgage loan commitments..............................    $20      $    --     $    --
  Commitments to fund bank credit facilities.............    $11      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,739     $ 4,999
  Long-term debt.........................................             $ 1,258     $ 1,293
  Junior subordinated debt securities....................             $   399     $   400
  Shares subject to mandatory redemption.................             $   159     $   226
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,642     $ 1,642

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2005                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Accrued investment income..............................             $   169     $   169
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,356     $ 4,727
  Long-term debt.........................................             $   501     $   638
  Junior subordinated debt securities....................             $   399     $   315
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate swaps, credit default and foreign currency swaps and foreign currency forwards are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $55 million, $60 million and $94 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $8 million, $16 million and $24 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $2 million, $10 million and $18 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively. These agreements also allow the Company to be a distributor for other affiliated companies. The other affiliates agree to compensate the Company for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Company received fees for this service of $11 million, $4 million and $2 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide or receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses
(fees) associated with affiliates related to these agreements, included in other expenses, were $31 million, ($13) million and ($12) million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has affiliated receivables and payables with affiliates for services necessary to conduct its business. The amounts due (to)/from the Company were $4 million and ($8) million at December 31, 2006 and 2005, respectively.

     The Company reinsures traditional, universal, and group life business to various affiliates. The amounts reinsured consisted of assumed fees, included in universal life and investment-type product policy fees, of $56 million, $1 million and $2 million, and assumed benefits, included in policyholder benefits and claims, of $86 million, $110 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, the Company had ceded premiums of $20 million, $38 million, and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance recoverables, included in premiums and other receivables, were $200 million and $182 million as of December 31, 2006 and 2005, respectively.

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $119 million and $192 million and ceded benefits and related costs of $98 million and $143 million for the years ended December 31, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1,020 million and $932 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

     On December 23, 2004, the Company dissolved its wholly-owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     At December 31, 2006 and 2005, the Company held $238 million and $0 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. This amount is recorded as a short-term investment on the consolidated balance sheets of the Company. Net investment income from this invested asset was $4 million, less than $1 million and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
Estimated fair value of assets transferred to affiliates....  $  --     $536     $198
Amortized cost of assets transferred to affiliates..........     --      501      191
                                                              -----     ----     ----
Net investment gains (losses) recognized on transfers.......  $  --     $ 35     $  7
                                                              =====     ====     ====
Estimated fair value of assets transferred from
  affiliates................................................  $  --     $382     $  7

20.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625 percent, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million indebtedness under a bank credit facility and for general corporate purposes. RGA repaid $30 million of the bank credit facility debt in March 2007.